UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01090

NOMURA PARTNERS FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

4 Copley Place, 5th Floor

CPH-0326

Boston, MA 02116

(Address of Principal Executive Offices)(Zip Code)

4 Copley Place, 5th Floor

CPH-0326

Boston, MA 02116

COPIES TO:

Nora M. Jordan, Esq.

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: 1-800-535-2726

Date of Fiscal Year End: September 30

Date of Reporting Period: October 1, 2012 – September 30, 2013

Item 1.	Reports to Stockholders.

Annual Report

September 30, 2013

Nomura Partners Funds, Inc.

The Japan Fund

Asia Pacific ex Japan Fund

Global Equity Income Fund

Global Emerging Markets Fund

High Yield Fund

IMPORTANT INFORMATION

The global equity markets have produced short-term returns for some sectors/asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, performance may be subject to substantial short-term changes.

The views in this report are those of the managers of the series of the Nomura Partners Funds, Inc. (the “Funds”) as of September 30, 2013 and may not reflect their views on the date this report is first published or anytime thereafter and should not be considered investment advice. Statements concerning financial market trends are based on current market conditions, which will fluctuate. References to specific securities and issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. This report may contain discussions about investments that may or may not be held by the Funds as of the date of this report. Holdings and allocations are subject to change. There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long-term.

Investing includes risk, including possible loss of principal. International investing involves certain risks and increased volatility not associated with investing solely in the U.S. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are magnified in the Funds which invest in emerging markets. Funds focusing on a single country, limited geographic areas and/or limited sectors may result in greater market volatility. Also, the Funds may invest in securities issued by smaller companies, which typically involves greater risk than investing in larger, more established companies. The Funds may utilize derivatives that may result in losses.

The Tokyo Stock Exchange Price Index (“TOPIX”) is an unmanaged capitalization weighted measure (adjusted in U.S. Dollars) of all shares listed on the first section of the Tokyo Stock Exchange. The MSCI All Country (AC) Asia Pacific ex Japan Index is an unmanaged free float-adjusted market capitalization index designed to measure the equity market performance in the Asia Pacific region excluding Japan. The MSCI World Index is an unmanaged free float-adjusted market capitalization-weighted index that measures the equity market performance of developed markets. The MSCI World Value Index is a free float-weighted index based on a parent index (MSCI World Index) which includes large and mid stocks across 24 Developed Markets countries. The MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index which measures equity market performance of emerging markets. The MSCI Japan Index is a free float-adjusted index that includes every listed security in the Japanese market. The MSCI Total Return Indices (MSCI Daily Total Return Net Japan Index, MSCI Daily Total Return Net Europe Index, MSCI Daily Total Return Net Pacific ex Japan Index) measure the price performance of named markets with the income from constituent dividend payments. The returns of the indexes assume dividends are reinvested gross of withholding tax and, unlike the Funds’ returns, are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Funds’ performance. The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. One cannot invest directly in an index.

Price-to-book ratio is the ratio of a stock’s latest closing price divided by its book value per share. Book value is the total assets of a company minus total liabilities. H Shares are shares of a company incorporated in the Chinese mainland that are listed on the Hong Kong Stock Exchange or other foreign exchange.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

(www.mscibarra.com)

Performance Summary (Unaudited) – The Japan Fund (the “Fund”)

September 30, 2013

Growth of a Hypothetical $10,000 Investment

Growth of a Hypothetical $1,000,000 Investment

Average Annual Total Return as of 9/30/13

	6 Month*	1 Year	3 Year	Since Inception (12/29/08)**
The Japan Fund — Class A (with load)	4.90%	23.48%	8.00%	7.55%
(without load)	11.31%	30.99%	10.14%	8.89%
The Japan Fund — Class C (with load)	9.89%	30.08%	9.23%	8.08%
(without load)	10.89%	30.08%	9.23%	8.08%
The Japan Fund — Class I	11.39%	31.27%	10.30%	9.13%
TOPIX	11.51%	30.74%	9.12%	7.85%

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) are 1.93% for Class A, 2.69% for Class C, and 1.60% for Class I.

However, the advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through at least January 28, 2014 to limit (net) operating expenses to 1.60% (excluding Distribution and Service (12b-1) Fees, interest expense and certain other expenses) for all classes. Otherwise, returns shown would have been lower. Shares held less than 30 days may be subject to a 2.0% redemption fee. Please call 800-535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

*	Not annualized.
**	Class A, C and I launched on December 29, 2008. Class S has been in existence since 1962 and is presented in a separate table.
[1]	Represents a hypothetical investment of $10,000 in Class A shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge equals $9,425).
[2]	Represents a hypothetical investment of $10,000 in Class C shares without the CDSC deducted. A 1.00% CDSC is, however, applied to any redemption less than 12 months from the purchase date.

Nomura Partners Funds	The World from Asia	:	1

Performance Summary (Unaudited) (concluded) – The Japan Fund

September 30, 2013

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) is 1.77%. However, the advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through at least January 28, 2014 to limit (net) operating expenses to 1.60% (excluding Distribution and Service (12b-1) Fees, interest expense and certain other expenses). Otherwise returns shown would have been lower. Shares held less than 30 days may be subject to a 2.0% redemption fee. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

Growth of a Hypothetical $10,000 Investment

Average Annual Total Return as of 9/30/13*

	6 month**	1 Year	3 Year	5 Year*	10 Year*
The Japan Fund, Inc. — Class S	11.44%	31.25%	10.27%	5.81%	4.05%
TOPIX	11.51%	30.74%	9.12%	5.51%	4.49%

*

Prior to November 1, 2008, the Fund was advised by a different investment advisor and sub-advisors and operated under certain different investment strategies. Accordingly, the Fund’s historical performance may not represent its current investment strategies.

**	Not annualized.

2	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

(Unaudited) – The Japan Fund (the “Fund”)

Annual Review

The Fund’s performance for the year ended September 30, 2013 was 30.99% in terms of Net Asset Value (NAV) per share. The corresponding returns for the TOPIX index (the “benchmark”) with gross dividends reinvested and for the MSCI Japan Index with gross dividends reinvested were 30.74% and 31.67% in U.S. dollar terms, respectively. Therefore, the Fund outperformed its benchmark by 0.25% (25 basis points) while it has underperformed the MSCI Japan Index by 0.68% (68 basis points) during this period.

Over the past one year, the Japanese equity market has staged a substantial rally while the Yen has weakened significantly. The TOPIX (including dividends) has rallied by 64.9% in local currency terms, while the Yen has depreciated by 34.1% against the U.S. dollar and by 40.4% against the Euro. In our assessment, two factors have been driving the Japanese equity market. The first is that Japan’s economy has entered a cyclical recovery. The second factor has been the market expectations for “Abenomics”, which is based on a policy agenda that focuses on turning around the economy and ending deflation. The broad policy comprises three main measures that have been referred to as the “three arrows”: i.e., Aggressive Monetary Policy, Flexible Fiscal Policy and Growth Strategy. The Japanese equity market outperformed the global equity markets not only in local currency terms but also in U.S. dollar terms despite the significant Yen depreciation.

The Fund seeks long-term capital appreciation derived not only from value stocks but also from growth stocks. Considering this objective, Nomura Asset Management utilizes a “multi-manager” approach to managing the Fund’s investments. The Fund’s investments are initially allocated to three portfolio management teams who are responsible for the large cap value, large cap growth, and small cap blend strategies, respectively. Decisions regarding the allocation of assets to a particular style are made by a dedicated asset allocation committee. Through this style diversification, Nomura Asset Management aims to capture the broader investment opportunities as well as ensuring that the portfolio is well diversified.

In terms of the style allocation strategy, we have maintained the existing strategy throughout the review period. At the end of September, we allocated 37.6% of the equity position to large cap growth stocks, 52.3% to large cap value, and 10.1% to the small cap blend strategy. At the end of this review period, the total equity portfolio consisted of 295 stocks. All three investment style teams increased the number of stock holdings. Each investment style team has increased the diversification of its portfolio based on each team’s bottom-up approach when stock prices change significantly amid the bull market conditions over the past one year.

The five largest sector weightings are Industrials, Consumer Discretionary, Financials, Materials, and Information Technology. Within the top five sectors, the Fund held overweight exposures relative to the benchmark in the Industrials, Consumer Discretionary, and Materials sectors, while it held underweight exposures in the Financials and Information Technology sectors.

Top Ten Holdings

Ten Largest Equity Holdings
at September 30, 2013
1.	Sumitomo Mitsui Financial Group, Inc.	2.54%
2.	Mitsubishi UFJ Financial Group, Inc.	2.51%
3.	Seven & I Holdings Co. Ltd.	2.38%
4.	Hitachi Ltd.	2.23%
5.	Toyota Motor Corp.	2.20%
6.	Bridgestone Corp.	2.16%
7.	Nippon Telegraph and Telephone Corp.	2.00%
8.	East Japan Railway Co.	1.77%
9.	Mitsubishi Electric Corp.	1.74%
10.	Honda Motor Co. Ltd.	1.65%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 19. A quarterly Fund Summary and Portfolio Holdings list are available upon request.

Nomura Partners Funds	The World from Asia	:	3

Management’s Discussion of Fund Performance

(Unaudited) (continued) – The Japan Fund

Portfolio Summary

Asset Allocation
September 30, 2013
Equity Holdings	96.70%
Cash Equivalents	0.0%
Other Assets Less Liabilities	3.30%

Sector Diversification
September 30, 2013
Industrials	24.49%
Consumer Discretionary	22.47%
Financials	15.61%
Materials	9.23%
Information Technology	9.18%
Consumer Staples	6.04%
Telecommunication Services	4.69%
Health Care	3.65%
Utilities	0.72%
Energy	0.62%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 19.

The Fund’s out-performance of 0.25% relative to the benchmark for the review period was the result of positive contributions both from the style allocation strategy and from stock selection. In terms of stock selection, Fuji Heavy Industries, Ltd. (1.69% of holdings/ Transportation Equipment), Bridgestone Corporation (2.24% of holdings/ Rubber Products) and F@N Communications Inc. (0.08% of holdings/ Services) added value, while LIXIL Group Corporation (0.46% of holdings/ Metal Products) and Nippon Telegraph and Telephone Corporation (2.07% of holdings/ Information & Communication) detracted from the relative performance.

Market Outlook

Japan’s economy bottomed out during the fourth quarter of 2012 and has since recovered at a strong pace. Japan’s real gross domestic product (GDP) growth rate in the first half of 2013 was around 4% (quarter-over-quarter, annualized), and is expected to be 1.9% year-over-year (yoy) in calendar year 2013, which is higher than growth in the U.S. of 1.7% and the Euro-zone of -0.4%. Public investment since implementation of the supplementary budget of 10.2 trillion Yen (USD $105 billion) and housing investment have contributed to the growth as well as private consumption.

The government decided to raise the consumption tax from 5% to 8% in April 2014. The tax hike of 3% is expected to increase the household burden by about 7.6 trillion yen (USD $77 billion), which is expected to have a negative impact of -0.64% on Japan’s GDP growth in fiscal year (FY) 2014. On the other hand, the government announced the outline of a new economic stimulus package of about 6 trillion Yen (USD $61 billion) to counter the adverse effects of the tax increase. The impact of these stimulus measures to GDP growth in FY2014 was estimated to be 0.55%. Therefore, Japan’s economy may continue to expand, with a 1.7% (yoy) GDP growth rate in calendar year 2014.

Earnings of Japanese companies are forecast to increase significantly. According to the latest forecast in September, recurring profits of major Japanese companies are likely to grow by 30% (yoy) for FY2013 ending March 31, 2014, and should rise by a further 10% (yoy) for FY2014. Total recurring profits in FY2014 are expected to rise beyond the previous peak of FY2007. Profit growth has also improved the cash flow of Japan’s Corporate sector. The ratio of cash flow to capital spending has risen to more than 1.4 times, reaching a historically high level. To some extent, this reflects the fact that Japanese companies have taken a cautious stance on capital investment. However, this situation has started to shift gradually, with private capital investment rising on a quarterly comparison basis in the 2nd quarter of 2013 for the first time in six quarters. We expect the Corporate sector to increase investment in order to maintain or upgrade existing facilities and to construct new ones. The Japanese Corporate sector is already cash rich, while the “Growth Strategy” that the government has adopted and is ready to submit for implementation is expected to promote private investment over the medium-to long-term.

Equity valuations in the Japanese stock market remain close to their historically low range. The price-to-earnings ratio (PER) based on current

4	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

(Unaudited) (concluded) – The Japan Fund

earnings forecasts for FY2014 is 14.2 times and the Price-to-book value ratio (PBR) is 1.31 times at the end of September 2013. In our assessment, Japan’s equity market valuations are still depressed and the growth potential of Japanese companies is not being discounted fairly due to the prolonged deflationary economic circumstances. The more convinced investors become that Japan can overcome deflation, the more fairly equity markets will discount the growth potential of Japanese companies. A return to normal equity valuations has just begun.

We believe the Japanese equity market is attractive from a long-term investment perspective, and in our judgment, there are many attractive stocks available in this market. We will maintain a well-diversified Fund and select the most attractive candidates from among the value stocks, growth stocks and small-capitalization stocks using our extensive equity research capabilities.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

Nomura Partners Funds	The World from Asia	:	5

Performance Summary (Unaudited) – Asia Pacific ex Japan Fund (the “Fund”)

September 30, 2013

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) are 4.71% for Class A, 5.43% for Class C, and 4.18% for Class I. However, the advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through at least January 28, 2014 to limit (net) operating expenses to 1.50% (excluding Distribution and Service (12b-1) Fees, interest expense and certain other expenses) for all classes. Otherwise returns shown would have been lower. Shares held less than 30 days may be subject to a 2.0% redemption fee. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

Growth of a Hypothetical $10,000 Investment

Growth of a Hypothetical $1,000,000 Investment

Average Annual Total Return as of 9/30/13

	6 Month*	1 Year	3 Year	Since Inception (12/29/08)
Asia Pacific ex Japan Fund — Class A (with load)	-12.27%	-6.91%	-1.21%	12.95%
(without load)	-6.93%	-1.25%	0.77%	14.37%
Asia Pacific ex Japan Fund — Class C (with load)	-8.31%	-1.93%	0.01%	13.51%
(without load)	-7.31%	-1.93%	0.01%	13.51%
Asia Pacific ex Japan Fund — Class I	-6.82%	-0.99%	1.00%	14.64%
MSCI AC Asia Pacific ex Japan Index	-0.86%	7.14%	3.91%	18.20%

*	Not annualized.
[1]	Represents a hypothetical investment of $10,000 in Class A shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge equals $9,425).
[2]	Represents a hypothetical investment of $10,000 in Class C shares without the CDSC deducted. A 1.00% CDSC is, however, applied to any redemption less than 12 months from the purchase date.

6	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

(Unaudited) – Asia Pacific ex Japan Fund (the “Fund”)

Annual Review

Performance Summary

The Fund’s performance for the year ended September 30, 2013 was -1.25% in terms of Net Asset Value (NAV) per share. The corresponding return for the MSCI AC Asia Pacific ex Japan Index (the “benchmark”) was 7.14%. Therefore, the Fund underperformed the benchmark by 8.39% (839 basis points).

In terms of asset allocation, the overweight position in India and the underweight position in Australia both had a negative impact on the performance, especially towards the end of the period, given the shift in investor focus away from the developing countries to developed nations amid growing expectations that the Federal Reserve would begin tapering back its quantitative easing (QE3) asset purchases. Meanwhile, the overweight position in the Philippines contributed positively on the back of strong economic growth.

Stock selection had a negative impact in Korea, China, and Taiwan. In Korea, the overweight position in Hyundai Mobis worked against the Fund, as the share price weakened amid tougher competition with Japanese peers who benefit from weakness in the Japanese Yen. In China, the overweight position in Sinopharm Group Co., Ltd. had a negative effect as the share price weakened on the back of concerns over regulatory tightening. In Taiwan, the overweight position in Radiant Opto-Electronics Corporation was negative given the slowdown in sales momentum of Apple. Meanwhile, stock selection in Thailand contributed positively. The overweight position in Jasmine International PCL contributed to the relative performance through its strong earnings momentum.

Pacific Basin Strategy

After several years of strong growth in Asia without much of a hiatus or interim correction, it is perhaps reasonable to conclude that some of the Emerging Asia economies might have already seen the best of their growth phase. Therefore, some sort of consolidation — in both the private and public sectors — could be warranted in the medium term. Although financial conditions in the private corporate sectors are generally healthy, both the public and consumer sectors have become increasingly and substantially leveraged over the past decade; a trend that has accelerated since the Global Financial Crisis in 2008. It is therefore inconceivable to expect the pace of economic growth to continue indefinitely, backed by ever-higher leverage, without eventually causing harm to the economy.

Fortunately, the U.S. Federal Reserve’s decision to defer the phased withdrawal of its quantitative easing policy in September has offered some relief to these emerging countries. These countries have also instituted some changes themselves, such as higher interest rates, tighter financing, reduced subsidies and currency swap agreements with their own nationals and foreign countries to put themselves on a stronger footing, both in fiscal and monetary terms. These measures so far have helped to address

Top Ten Holdings

Ten Largest Equity Holdings
at September 30, 2013
1.	BOC Hong Kong Holdings Ltd.	4.66%
2.	Sands China Ltd.	4.36%
3.	Ryman Healthcare Ltd.	3.38%
4.	Samsung Electronics Co. Ltd.	3.09%
5.	Sinopharm Group Co.Ltd. — H Shares	3.08%
6.	Tencent Holdings Ltd.	2.99%
7.	PTT Global Chemical PCL	2.89%
8.	Malayan Banking Bhd	2.84%
9.	CSL Ltd.	2.78%
10.	Hyundai Mobis	2.65%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 25. A quarterly Fund Summary and Portfolio Holdings list are available upon request.

Nomura Partners Funds	The World from Asia	:	7

Management’s Discussion of Fund Performance

(Unaudited) (concluded) – Asia Pacific ex Japan Fund

Portfolio Summary

Asset Allocation
September 30, 2013
Equity Holdings	94.04%
Cash Equivalents	4.91%
Other Assets Less Liabilities	1.05%

Sector Diversification
September 30, 2013
Financials	24.57%
Consumer Discretionary	20.82%
Information Technology	16.67%
Health Care	12.24%
Industrials	9.07%
Materials	6.46%
Telecommunication Services	2.30%
Consumer Staples	1.79%
Energy	0.12%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 25.

investors’ concerns somewhat and as a result, we have noticed much more stable regional currencies and equity markets in September.

The effect of this renewed stability may be slower economic growth rates going forward, with weaker consumer and government consumption likely to persist until inflation or current account deficits are brought lower. For some economies, structural changes are also necessary for them to regain competitiveness. Meanwhile, investors are unsettled by the political impasse in the U.S. over President Obama’s Affordable Care Act and the debt ceiling, resulting in the partial shutdown of the U.S. Government. Although this clearly adds to the list of uncertainties, we believe that any weakness in the markets would represent a buying opportunity. This is a political, binary, event-driven issue rather than an economic issue. We do not believe this shutdown will last for very long or expect it to cause significant damage to the economic growth trend. Moreover, amid such political uncertainty, it is very unlikely that the Federal Reserve will even consider any policy tapering just yet. In fact, the monetary authorities are more likely to try to offset the negative impact from this budget fallout. Hence, market liquidity could remain ample and we might even expect some reversal of liquidity flows back towards the Emerging Markets.

In terms of country allocation, we remain cautious about Indonesia. No doubt, the government and central bank have initiated some policies to appease investors by tightening liquidity to fight inflation, and they have also made some attempts to stabilize their respective currencies, but these measures are only likely to undermine domestic demand. Meanwhile, we will keep overweight position in Thailand and Philippines, due to relative strength in macroeconomic stability.

In the North Asia region, we have reduced the degree of our underweight position in China. China is still undergoing structural reform and the economy is not likely to enter a new cyclical upturn phase. For the next two months, however, the authorities will focus on ensuring a stable and benign domestic environment ahead of the Third Plenary Meeting in November. For Korea, we decided to ease the underweight exposure. Although the market lacks any specific catalysts right now, there is no stress or bubble in the domestic economy weighing on either the currency or interest rates. Demand-supply conditions are improving and the government is keen to jump-start the economy. Downward earnings revisions now seem to be almost behind us, and valuations in the Korean market appear cheap generally.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

8	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Performance Summary (Unaudited) – Global Equity Income Fund (the “Fund”)

September 30, 2013

Growth of a Hypothetical $10,000 Investment

Growth of a Hypothetical $1,000,000 Investment

Average Annual Total Return as of 9/30/13

	6 Month*	1 Year	3 Year	Since Inception (12/29/08)
Global Equity Income Fund — Class A (with load)	-1.43%	7.83%	7.96%	10.93%
(without load)	4.59%	14.37%	10.10%	12.32%
Global Equity Income Fund — Class C (with load)	3.17%	13.48%	9.25%	11.46%
(without load)	4.17%	13.48%	9.25%	11.46%
Global Equity Income Fund — Class I	4.79%	14.75%	10.37%	12.61%
MSCI World Index	8.87%	20.20%	11.82%	14.70%

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) are 7.07% for Class A, 7.89% for Class C, and 6.85% for Class I.

However, the advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through at least January 28, 2014 to limit (net) operating expenses to 1.25% (excluding Distribution and Service (12b-1) Fees, interest expense and certain other expenses) for all classes. Otherwise returns shown would have been lower. Shares held less than 30 days may be subject to a 2.0% redemption fee. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

*	Not annualized.
[1]	Represents a hypothetical investment of $10,000 in Class A shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge equals $9,425).
[2]	Represents a hypothetical investment of $10,000 in Class C shares without the CDSC deducted. A 1.00% CDSC is, however, applied to any redemption less than 12 months from the purchase date.

Nomura Partners Funds	The World from Asia	:	9

Management’s Discussion of Fund Performance

(Unaudited) – Global Equity Income Fund (the “Fund”)

Top Ten Holdings

Ten Largest Equity Holdings
at September 30, 2013
1.	Roche Holding AG	2.42%
2.	Merck & Co., Inc.	2.07%
3.	BP PLC	2.01%
4.	JPMorgan Chase & Co.	1.92%
5.	Johnson & Johnson	1.88%
6.	Chevron Corp.	1.86%
7.	Keppel Corp. Ltd.	1.84%
8.	HSBC Holdings PLC	1.75%
9.	Nucor Corp.	1.69%
10.	The Boeing Co.	1.65%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 28. A quarterly Fund Summary and Portfolio Holdings list are available upon request.

Annual Review

The Fund’s performance during the year ended September 30, 2013 was 14.37% in terms of Net Asset Value (NAV) per share. The corresponding returns for the MSCI World Index (the “benchmark”) and the MSCI World Value Index were 20.20% and 21.3%, respectively. Therefore, the Fund underperformed the benchmark and the MSCI World Value Index by -5.83% (583 basis points) and -6.93% (693 basis points), respectively.

The combination of regional/sector allocation and stock selection negatively contributed to the Fund’s relative performance during most of the review period. The Fund’s dividend focus strategy did not help during the most of review period. For the past three years, the Fund posted a return of 10.10% per annum, while the benchmark posted an annualized return of 11.82%.

The strongest region was Japan which rose 32.86% after years of underperformance. With “Abenomics”, quantitative and qualitative monetary easing by the Bank of Japan (BOJ) played a role in weakening the Japanese Yen and boosting stock prices, but also induced its bond market turmoil at one point ironically due to the easing measures being extremely radical. Europe continued to show a strong recovery with a 22.95% return during the review period. North America continued to register a solid performance with an 18.25% return, while the Pacific Basin ex Japan region made a sharp recovery toward the end of the review period, after suffering from the fund outflow from the region in the April-June quarter. Meanwhile, in a sharp contrast to double-digit advance of developed markets, emerging markets overall suffered a dismal 12 months with a mere 1.05% gain. (All performance figures are based on MSCI Total Return Net indices in US dollar)

The Fund is designed for investors seeking current income and long-term capital appreciation through a mix of investments that pursues above-average price stability. The Fund’s investment objective is to achieve current income and long-term capital growth through investing in relatively high dividend-paying stocks. With this investment objective in mind, we maintained a high equity ratio of nearly 97% of the Fund during the review period. At the end of September, the Fund consisted of 133 holdings in common stocks, American Depository Receipts (ADRs) and Real Estate Investment Trusts (REITs).

During the review period, the Fund retained its overweight in Health Care, but gradually reduced its overweight in Telecommunications and Utility stocks to almost neutral compared to the Fund’s benchmark weight. While we still like the fundamentals of stocks with stable dividend payment track record in those three sectors, we concluded that with increasing numbers of investors in pursuit of earnings quality and income, our holdings in those sectors became less attractive in the context of their historic valuation range. Meanwhile, the Fund increased its exposure to the Energy and Materials sectors in the first half of the review period on the back of strong yield support for share prices, and on the prospects of global economic recovery inducing higher commodity prices. The Fund’s sector allocation strategy, despite a result of individual stock selections, contributed negatively, as our overweight in Energy and Utilities underperformed the overall market, while underweight to Information Technologies (IT) and Financials continued to work against us

10	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

(Unaudited) (concluded) – Global Equity Income Fund

throughout the review period. The Fund’s overall regional allocation strategy also suffered as its underweight in Japan made negative contributions particularly since the beginning of this calendar year.

Market Outlook

It seems that globally synchronized recovery is in progress, albeit with a modest tone, on the improving European and the Chinese economies. Monetary policy remains expansionary in the U.S. for a variety of reasons mentioned earlier, but especially postponing of tapering. Aside from the deplorable budget stalemate in Washington, fundamentals surrounding the economy and monetary conditions are generally sound in the United States. Japan has continued to show solid economic recovery. The Shinzo Abe administration continues to indicate its intention to pursue economic growth and restore fiscal soundness at the same time. As for its domestic demand, personal consumption is showing signs of a temporary slowdown after having rapidly accelerated since the end of last year, but housing investment is strong, as is public investment due to the execution of the supplementary budget which has begun to gain momentum. Also, signs of improvements have started to appear in the sentiment in the Corporate sector with respect to capital investments in Japan.

Overall, we remain positive toward equity investment versus bonds in the long-term. While pressure mounts on corporate margins due to signs that prices are bottoming out worldwide, corporate performance is expected to improve as sales gradually grow in conjunction with the recovery of the global economy. Given that U.S. interest rates are prone to rising, further multiple expansions are deemed unlikely, but share prices can be expected to rise to an extent commensurate with profit growth.

Our overall portfolio strategy for the remainder of the year remains largely unchanged, which is to identify potential investments from dividend yield perspective that have a solid dividend payment track record and prospects of dividend growth into the foreseeable future. However, we would like to pay closer attention to the balance between a company’s quality and its valuations with earnings recovery prospects, particularly in Europe and Japan. This strategy continues to rigorously deploy the combination of our proprietary quantitative screening and the bottom-up research capability of the Global Research Team.

Stock selection also remains a key to our regional allocation: we continue to favor Europe and the Asia ex Japan region. Despite the economic slowdown in some emerging countries, we continue to view many companies in those regions that have more geographically diversified earnings base, including faster growing emerging economies, while their valuations are relatively attractive compared to their industry peers in other regions. To fund those regions’ overweight positions, we remain underweight in the North America, mostly through Canada, and in Japan for the time being.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

Portfolio Summary

Asset Allocation
September 30, 2013
Equity Holdings	97.24%
Cash Equivalents	2.14%
Other Assets Less Liabilities	0.62%

Sector Diversification
September 30, 2013
Financials	19.27%
Health Care	15.31%
Industrials	13.47%
Energy	10.17%
Consumer Staples	9.51%
Information Technology	7.08%
Materials	7.04%
Consumer Discretionary	6.59%
Telecommunication Services	4.79%
Utilities	4.01%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 28.

Nomura Partners Funds	The World from Asia	:	11

Performance Summary (Unaudited) – Global Emerging Markets Fund (the “Fund”)

September 30, 2013

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) are 5.16% for Class A, 5.78% for Class C, and 4.86% for Class I. However, the advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through at least January 28, 2014 to limit (net) operating expenses to 1.60% (excluding Distribution and Service (12b-1) Fees, interest expense and certain other expenses) for all classes.Otherwise returns shown would have been lower. Shares held less than 30 days may be subject to a 2.0% redemption fee. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

Growth of a Hypothetical $10,000 Investment

Growth of a Hypothetical $1,000,000 Investment

Average Annual Total Return as of 9/30/13

	6 Month*	1 Year	3 Year	Since Inception (12/29/08)
Global Emerging Markets Fund — Class A (with load)	-8.98%	-6.53%	-1.87%	11.81%
(without load)	-3.44%	-0.81%	0.09%	13.21%
Global Emerging Markets Fund — Class C (with load)	-4.82%	-1.42%	-0.66%	12.37%
(without load)	-3.82%	-1.42%	-0.66%	12.37%
Global Emerging Markets Fund — Class I	-3.34%	-0.44%	0.34%	13.49%
MSCI Emerging Markets Index	-2.79%	0.97%	-0.33%	15.85%

*	Not annualized.
[1]	Represents a hypothetical investment of $10,000 in Class A shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge equals $9,425).
[2]	Represents a hypothetical investment of $10,000 in Class C shares without the CDSC deducted. A 1.00% CDSC is, however, applied to any redemption less than 12 months from the purchase date.

12	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

(Unaudited) – Global Emerging Markets Fund (the “Fund”)

Annual Review

The Fund’s performance for the year ended September 30, 2013 was -0.81% in terms of Net Asset Value (NAV) per share. The corresponding return for the MSCI Emerging Markets Index (the “benchmark”) was 0.97%. Therefore, the Fund underperformed the benchmark by 1.78% (178 basis points).

This was ultimately a difficult period for emerging markets, with uncertainty over when the U.S. Federal Reserve would taper its asset-purchasing program weighing particularly heavily on markets in the developing world. From a sector perspective, Information Technology, Health Care and Consumer Staples led the way. Industrials and Consumer Discretionary were the main underperformers. At a country level, South Africa, Russia and Hong Kong performed best, while Brazil, India and Korea were the main laggards.

The main detractor from relative returns during the review period was Samsung Engineering Co., Ltd. We sold the Korean engineering specialist in the third quarter of 2013 after it had delivered a second set of disappointing results, including material write-downs due to cost overruns in Saudi Arabian and U.S. construction projects. The Peruvian gold miner Buenaventura also declined sharply after downgrading production at mines operated with its partner Newmont and the cancellation/postponement of expansion projects. Meanwhile, in India, leading infrastructure finance group IDFC reported slower loan growth in its fourth-quarter results, as the broader macro environment and infrastructure financing opportunities in India remain challenging. Brazilian oil major Petroleo Brasileiro also underperformed on concerns surrounding the company’s capital expenditure execution and the heightened risk of government intervention. Also in Brazil, homebuilder PDG Realty S.A. Empreendimentos Co.’s share price fell following the release of poor results. PDG Realty is also suffering cost overruns as it nears completion of construction on homes that it pre-sold during the 2008–10 period. We believe the long-term investment case remains intact, however, and maintain the position.

On the positive side, the top contributor was Russian food retailer Magnit OJSC. The company outperformed on sustained sales growth and an increase in new store openings. South Africa’s Aspen Pharmacare Holdings Ltd. was also strong and continued to expand its presence in other emerging markets with a number of acquisitions. Meanwhile, food retailer Controladora Comercial in Mexico delivered robust operating performance, despite a relatively weak economic backdrop, and a positive outlook on its guidance for 2013. Another notable positive contributor was Chinese PC manufacturer Lenovo Group Ltd., benefiting from confirmation of successful market-share gains in industry surveys, along with healthy results and anticipation of its smartphone division turning profitable. Elsewhere in Asia, SJM Holdings Ltd. was rewarded as gaming revenues in Macau continued to grow steadily.

Top Ten Holdings

Ten Largest Equity Holdings
at September 30, 2013
1.	Samsung Electronics Co. Ltd., GDR, 144A	6.92%
2.	Taiwan Semiconductor Manufacturing Co. Ltd.	5.35%
3.	Industrial & Commercial Bank of China Ltd. — H Shares	4.10%
4.	CNOOC Ltd.	3.71%
5.	Magnit OJSC, GDR, 144A	3.47%
6.	Aspen Pharmacare Holdings Ltd.	3.41%
7.	Hyundai Mobis	2.98%
8.	MTN Group Ltd.	2.68%
9.	Itau Unibanco Holding S.A.	2.58%
10.	Genting Malaysia Bhd	2.43%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 33. A quarterly Fund Summary and Portfolio Holdings list are available upon request.

Nomura Partners Funds	The World from Asia	:	13

Management’s Discussion of Fund Performance

(Unaudited) (concluded) – Global Emerging Markets Fund

Portfolio Summary

Asset Allocation
September 30, 2013
Equity Holdings	97.79%
Cash Equivalents	2.21%
Liabilities Less Other Assets	0.00%

Sector Diversification
September 30, 2013
Financials	25.56%
Information Technology	19.31%
Consumer Discretionary	13.18%
Telecommunication Services	11.19%
Energy	7.94%
Consumer Staples	7.28%
Materials	7.11%
Health Care	3.41%
Industrials	1.56%
Utilities	1.25%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 33.

Market Outlook

Looking ahead, we remain confident on the potential inherent in the emerging-market universe — and, in particular, on the prospects for the Fund. The significant changes in the macroeconomic environment in the short term certainly have to be considered. But although they will present challenges, they will also create opportunities for the asset class and for individual companies. Concerning the Fund, our focus remains on constructing a robust portfolio driven by our fundamental stock insights while mitigating factor/thematic risk. The long-term investment case for emerging-market equities remains intact and the best way to harness the vast opportunity set on offer is through bottom-up, fundamental strategies such as ours.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

14	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Performance Summary (Unaudited) – High Yield Fund (the “Fund”)

September 30, 2013

Growth of a Hypothetical $10,000 Investment

Growth of a Hypothetical $1,000,000 Investment

Average Annual Total Return as of 9/30/13

	6 Month*	1 Year	3 Year	Since Inception (12/27/12)
High Yield Fund — Class A (with load)	-0.93%	—	—	3.18%
(without load)	2.94%	—	—	7.20%
High Yield Fund — Class C (with load)	1.56%	—	—	5.63%
(without load)	2.56%	—	—	6.63%
High Yield Fund — Class I	2.96%	—	—	7.39%
Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index	0.87%	—	—	3.79%

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) are 1.75% for Class A, 2.50% for Class C, and 1.50% for Class I.

However, the advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through at least January 28, 2015 to limit (net) operating expenses to 0.85% (excluding Distribution and Service (12b-1) Fees, interest expense and certain other expenses) for all classes. Otherwise returns shown would have been lower. Shares held less than 30 days may be subject to a 2.0% redemption fee. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

*	Not annualized.
[1]	Represents a hypothetical investment of $10,000 in Class A shares after deducting the maximum sales charge of 3.75% ($10,000 investment minus $375 sales charge equals $9,625).
[2]	Represents a hypothetical investment of $10,000 in Class C shares without the CDSC deducted. A 1.00% CDSC is, however, applied to any redemption less than 12 months from the purchase date.

Nomura Partners Funds	The World from Asia	:	15

Management’s Discussion of Fund Performance

(Unaudited) – High Yield Fund (the “Fund”)

Top Ten Holdings

Ten Largest Holdings
at September 30, 2013
1.	Reynolds Group Issuer, Inc.	2.07%
2.	First Data Corp.	1.99%
3.	Ally Financial, Inc.	1.33%
4.	Landry’s Holdings II, Inc.	1.29%
5.	Barclays Bank PLC	1.29%
6.	Sprint Corp.	1.25%
7.	EPE Holdings, LLC	1.19%
8.	Shelf Drilling Holdings Ltd.	1.16%
9.	LBG Capital No.1 PLC	1.14%
10.	Windstream Corp.	1.13%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 36. A quarterly Fund Summary and Portfolio Holdings list are available upon request.

Annual Review

The Fund’s performance for the period ended September 30, 2013 was 7.20% in terms of Net Asset Value (NAV) per share. The corresponding return for the Bank of America Merrill Lynch High Yield Master II Constrained Index (the ‘benchmark”) was 3.79%. Therefore, the Fund outperformed the benchmark by 3.41% (341 basis points).

The high yield market continued to grind tighter during the first quarter of 2013 despite the negative headlines coming out of Europe. Weak Eurozone growth, the banking crisis in Cyprus, and the failure to form a governing coalition in Italy all failed to damper the positive tone in U.S. markets. Unlike the previous three years, market participants focused on stimulative monetary policy, historically low interest rates, steady corporate earnings, and an overall improving U.S. economy driven by the Housing, Auto, and Energy sectors.

Yields moved sharply higher in the second quarter of 2013 as the high yield market experienced record retail outflows, quickly adjusting expectations around the Treasury market, and increased equity price volatility. Volatility spiked after a more hawkish message emanated from the Fed after the Federal Open Market Committee (“FOMC”) meeting on June 19th. In particular, Fed Chairman Bernanke articulated a quantitative easing (“QE”) tapering pace in his press conference. That said, Federal Reserve policymakers continue to stress that the full course of the plan for asset purchases is “data dependent.” In future communications, we expect FOMC participants to acknowledge that higher interest rates and tighter financial conditions may slow the pace of economic activity. Any additional drag on the economy from higher interest rates and tighter financial conditions could extend the asset purchase program.

In the third quarter of 2013, after a rally in July, political uncertainties began to weigh on investor sentiment during August, including a potential military response to Syria and the U.S. approaching the debt ceiling limit in mid-October. Uncertainty about Fed policy and who will be the next Chairman were also in the background. Worry about U.S. intervention in Syria drove oil prices to a high since March 2012. With Syria weighing on risk appetite, economic data a tad more mixed, and investors looking toward several catalysts in September (payrolls, the Federal Reserve meeting, the debt ceiling, and German elections,) Treasuries and high yield sold off in August. September got off to a fast start for the U.S. high yield market, driven by non-military solution to Syria, Larry Summers’ withdrawal from consideration for Fed chairman, a better-than-expected outcome on Chinese economic data, and eventually, a surprise decision by the Fed to leave intact its $85 billion monthly pace of asset purchases.

As the third quarter came to an end, the partial government shutdown and debt ceiling fight were still underway, but as those were resolved in October the market continued to perform well.

From a sector perspective, an overweight and positive issuer selection in the Support-Services sector contributed the most to relative performance

16	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

(Unaudited) (continued) – High Yield Fund

year-to-date. A positive issuer selection in the Energy-Exploration & Production sector also contributed to relative performance. Lastly, negative credit selection in the Telecom-Wireless sector had the largest drag on performance for the year.

Our credit posture continues to be underweight BB-rated issuers due to enhanced Treasury sensitivity, and overweight B-rated issuers due to the improving economy, less Treasury sensitivity, and stronger covenants. We began opportunistically purchasing BB-rated issuers that sold off due to Treasury sensitivity at the beginning of September. As a result, we were able to purchase high quality issuers at attractive valuations, and lessen our underweight to BB-rated companies.

Market Outlook

We remain constructive on the high yield market and the U.S. economy. While Bernanke’s timetable for tapering QE3 was sooner than the market expected, we remain constructive on high yield fundamentals. We feel that valuations for the asset class are more attractive post the Treasury selloff. Global volatility and rising interest rates have the possibility of slowing U.S. growth, though we expect the U.S. economy to be resilient. The Housing, Energy, and Automotive sectors could all help support U.S. economic growth. The Fed is still in a stimulative posture with the clear history of resuming stimulus if it appears necessary. Further, the fiscal situation in the U.S. is improving, while the federal deficit has dropped a bit.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

Portfolio Summary

Asset Allocation
September 30, 2013
Corporate Obligations	90.13%
Senior Term Loans	5.55%
Preferred Stocks	0.65%
Common Stocks	0.11%
Cash Equivalents	2.49%
Liabilities Less Other Assets	1.07%

Sector Diversification
September 30, 2013
Services	13.59%
Energy	12.34%
Telecommunication	9.62%
Basic Industry	8.42%
Media	7.35%
Technology & Electronics	6.54%
Healthcare	5.58%
Financial Services	5.55%
Consumer Cyclical	5.32%
Capital Goods	5.31%
Utility	5.30%
Automotive	4.52%
Banking	3.93%
Consumer Non-Cyclical	3.60%
Insurance	1.92%
Real Estate	0.04%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 36.

Nomura Partners Funds	The World from Asia	:	17

Management’s Discussion of Fund Performance

(Unaudited) (concluded) – High Yield Fund

Credit Quality Breakdown*
(% of Total Investments as of September 30, 2013)

S&P Ratings
BBB	0.64%
BBB-	1.47%
BB+	3.76%
BB	9.13%
BB-	9.41%
B+	11.71%
B	13.15%
B-	11.67%
CCC+	21.94%
CCC	3.12%
CCC-	2.19%
CC	0.17%
C	0.12%
D	0.10%
NR	8.91%
Short-Term Investment	2.51%

Total	100.00%

*	Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time.

18	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – The Japan Fund

as of September 30, 2013

Common Stocks 96.70%

	Shares	Value ($)
Consumer Discretionary 22.47%
Auto Components 6.03%
Aisin Seiki Co. Ltd.	10,900	467,176
Bridgestone Corp.	112,600	4,121,726
Denso Corp.	44,800	2,099,003
Kasai Kogyo Co. Ltd.	21,000	128,980
Koito Manufacturing Co. Ltd.	18,000	343,011
NGK Spark Plug Co. Ltd.	67,000	1,488,516
NHK Spring Co. Ltd.	60,300	620,331
Piolax, Inc.	11,500	360,952
Press Kogyo Co. Ltd.	36,000	159,422
Sanoh Industrial Co. Ltd.	12,700	93,646
Sumitomo Rubber Industries Ltd.	57,000	882,346
Tachi-S Co. Ltd.	12,100	183,685
Yokohama Rubber Co. Ltd.	18,000	178,274
Yorozu Corp.	18,400	365,978
		11,493,046

Automobiles 7.16%
Daihatsu Motor Co. Ltd.	38,000	738,295
Fuji Heavy Industries Ltd.	112,000	3,115,583
Honda Motor Co. Ltd.	82,300	3,145,121
Isuzu Motors Ltd.	106,000	702,706
Mazda Motor Corp.*	149,000	667,619
Nissan Motor Co. Ltd.	92,700	933,325
Suzuki Motor Corp.	6,200	148,938
Toyota Motor Corp.	65,300	4,187,763
		13,639,350

Distributors 0.13%
Paltac Corp.	17,700	244,562

Diversified Consumer Services 0.10%
Step Co. Ltd.	9,800	88,346
Take And Give Needs Co. Ltd.	4,120	97,909
		186,255

Hotels, Restaurants & Leisure 0.93%
Doutor Nichires Holdings Co. Ltd.	5,700	100,067
H.I.S. Co. Ltd.	2,800	164,351
Oriental Land Co. Ltd.	6,700	1,109,032
Resorttrust, Inc.	3,800	136,806
Tosho Co. Ltd.	17,700	258,002
		1,768,258

Household Durables 2.78%
Alpine Electronics, Inc.	15,200	165,828
Fujitsu General Ltd.	12,000	138,071
Hajime Construction Co. Ltd.	1,200	77,741
Panasonic Corp.	42,700	413,859

	Shares	Value ($)
Sekisui House Ltd.	153,000	2,062,740
Sony Corp.	114,100	2,444,822
		5,303,061

Internet & Catalog Retail 0.92%
ASKUL Corp.	4,200	97,287
Rakuten, Inc.	96,800	1,470,925
Start Today Co. Ltd.	6,600	186,303
		1,754,515

Leisure Equipment & Products 0.59%
Shimano, Inc.	6,400	572,635
Tamron Co. Ltd.	4,200	92,768
Yamaha Corp.	31,900	456,936
		1,122,339

Media 1.53%
CyberAgent, Inc.	10,500	290,303
Fuji Media Holdings, Inc.	8,400	184,969
Kadokawa Group Holdings, Inc.	26,100	921,766
Nippon Television Holdings, Inc.	10,200	189,520
Septeni Holdings Co. Ltd.	18,400	166,760
SKY Perfect JSAT Holdings, Inc.	76,200	397,807
TV Asahi Corp.	33,200	772,846
		2,923,971

Multiline Retail 0.69%
Isetan Mitsukoshi Holdings Ltd.	28,800	428,607
Izumi Co. Ltd.	1,900	55,446
J Front Retailing Co. Ltd.	52,000	422,610
Ryohin Keikaku Co. Ltd.	4,500	407,176
		1,313,839

Specialty Retail 1.61%
ABC-Mart, Inc.	3,100	151,249
Adastria Holdings Co. Ltd.	7,800	371,674
Alpen Co. Ltd.	20,200	419,844
AOYAMA Trading Co. Ltd.	7,300	199,340
Arc Land Sakamoto Co. Ltd.	17,800	266,600
Bookoff Corp.	1,000	6,843
DCM Holdings Co. Ltd.	16,900	120,061
Fast Retailing Co. Ltd.	600	226,390
Jin Co. Ltd.	1,800	67,884
K’s Holdings Corp.	5,800	158,871
Shimachu Co. Ltd.	7,100	176,339
United Arrows Ltd.	1,200	50,659
Xebio Co. Ltd.	38,400	859,755
		3,075,509
Total Consumer Discretionary		42,824,705

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	19

Schedule of Investments – The Japan Fund

as of September 30, 2013

Common Stocks (continued)

	Shares	Value ($)
Consumer Staples 6.04%
Food & Staples Retailing 3.22%
Arcs Co. Ltd.	4,900	90,491
Belc Co. Ltd.	1,400	25,303
Heiwado Co. Ltd.	9,700	151,250
Kusuri No Aoki Co. Ltd.	1,900	124,141
Lawson, Inc.	7,700	604,382
Maxvalu Tokai Co. Ltd.	10,800	147,326
Seven & I Holdings Co. Ltd.	123,700	4,531,005
Sugi Holdings Co. Ltd.	3,200	137,360
Welcia Holdings Co. Ltd.	6,050	320,466
		6,131,724

Food Products 0.95%
Ajinomoto Co., Inc.	47,000	618,848
Ariake Japan Co. Ltd.	9,000	223,106
Fuji Oil Co. Ltd.	30,700	533,969
Kewpie Corp.	11,500	182,826
Nippon Flour Mills Co. Ltd.	12,000	60,352
Nippon Meat Packers, Inc.	11,000	157,863
Nisshin Oillio Group Ltd.	12,000	41,723
		1,818,687

Household Products 0.47%
Unicharm Corp.	15,300	895,575

Personal Products 0.05%
Milbon Co. Ltd.	2,300	94,365

Tobacco 1.35%
Japan Tobacco, Inc.	71,200	2,570,889
Total Consumer Staples		11,511,240

Energy 0.62%
Energy Equipment & Services 0.17%
Modec, Inc.	10,200	320,191

Oil, Gas & Consumable Fuels 0.45%
INPEX Corp.	18,800	222,235
Itochu Enex Co. Ltd.	19,600	102,018
Japan Petroleum Exploration Co.	3,500	150,887
JX Holdings, Inc.	75,900	394,730
		869,870
Total Energy		1,190,061

Financials 15.61%
Capital Markets 0.67%
Daiwa Securities Group, Inc.	126,000	1,136,922
Monex Group, Inc.	31,300	132,425
		1,269,347

	Shares	Value ($)
Commercial Banks 9.12%
Bank of Kyoto Ltd.	18,000	158,695
Bank of Yokohama Ltd.	194,000	1,110,873
Chiba Bank Ltd.	115,000	841,787
Joyo Bank Ltd.	40,000	215,558
Keiyo Bank Ltd.	42,000	221,107
Mitsubishi UFJ Financial Group, Inc.	747,200	4,793,175
Mizuho Financial Group, Inc.	979,800	2,132,699
Resona Holdings, Inc.	427,200	2,187,895
Sumitomo Mitsui Financial Group, Inc.	99,700	4,840,233
Sumitomo Mitsui Trust Holdings, Inc.	91,000	451,932
Suruga Bank Ltd.	13,000	224,396
The Hiroshima Bank Ltd.	49,000	209,461
		17,387,811

Consumer Finance 0.75%
Credit Saison Co. Ltd.	16,700	454,189
Hitachi Capital Corp.	33,600	813,538
Pocket Card Co. Ltd.	19,700	168,374
		1,436,101

Diversified Financial Services 1.97%
Fuyo General Lease Co. Ltd.	9,800	368,961
Mitsubishi UFJ Lease & Finance Co. Ltd.	41,700	221,559
ORIX Corp.	186,900	3,058,933
Ricoh Leasing Co. Ltd.	3,400	95,104
		3,744,557

Insurance 0.88%
Dai-ichi Life Insurance Co. Ltd.	41,200	590,550
LIFENET INSURANCE Co.*	5,700	37,788
Sony Financial Holdings, Inc.	24,100	443,126
T&D Holdings, Inc.	13,500	167,725
Tokio Marine Holdings, Inc.	13,500	442,871
		1,682,060

Real Estate Management & Development 2.22%
Daibiru Corp.	24,000	281,165
Mitsui Fudosan Co. Ltd.	6,000	202,796
Sumitomo Realty & Development Co. Ltd.	51,000	2,432,218
Tokyo Tatemono Co. Ltd.	28,000	257,893
Tokyu Land Corp.	103,000	1,057,817
		4,231,889
Total Financials		29,751,765

The accompanying notes are an integral part of the financial statements.

20	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – The Japan Fund

as of September 30, 2013

Common Stocks (continued)

	Shares	Value ($)
Health Care 3.65%
Health Care Equipment & Supplies 1.13%
Asahi Intecc Co. Ltd.	4,600	301,854
Hogy Medical Co. Ltd.	8,600	477,442
Sysmex Corp.	5,000	320,483
Terumo Corp.	20,700	1,065,332
		2,165,111

Health Care Providers & Services 0.18%
Ship Healthcare Holdings, Inc.	2,300	89,788
Tokai Corp/Gifu	2,600	69,939
Tsukui Corp.	14,900	181,923
		341,650

Pharmaceuticals 2.34%
Astellas Pharma, Inc.	26,100	1,334,091
Chugai Pharmaceutical Co. Ltd.	25,700	528,710
Kyowa Hakko Kirin Co. Ltd.	16,000	164,760
Nichi-iko Pharmaceutical Co. Ltd.	7,900	184,669
Nippon Shinyaku Co. Ltd.	9,000	155,447
Seikagaku Corp.	15,300	205,434
Takeda Pharmaceutical Co. Ltd.	39,900	1,887,325
		4,460,436
Total Health Care		6,967,197

Industrials 24.49%
Air Freight & Logistics 0.45%
Kintetsu World Express, Inc.	6,500	233,637
Yamato Holdings Co. Ltd.	27,700	626,235
		859,872

Airlines 0.70%
Japan Airlines Co. Ltd.	22,000	1,333,408

Building Products 1.74%
Bunka Shutter Co. Ltd.	32,000	165,726
Daikin Industries Ltd.	28,100	1,493,663
LIXIL Group Corp.	40,600	838,801
Nichias Corp.	19,000	128,086
Sanwa Holdings Corp.	72,000	440,357
Sekisui Jushi Corp.	11,000	159,368
Takasago Thermal Engineering Co. Ltd.	10,300	87,546
		3,313,547
Commercial Services & Supplies 0.78%
Daiseki Co. Ltd.	3,900	71,990
Moshi Moshi Hotline, Inc.	15,500	181,487
Sato Holdings Corp.	20,000	409,500
Secom Co. Ltd.	2,900	182,013

	Shares	Value ($)
Sohgo Security Services Co. Ltd.	22,000	441,090
Toppan Printing Co. Ltd.	25,000	202,129
		1,488,209

Construction & Engineering 1.80%
JGC Corp.	15,000	543,010
Kajima Corp.	150,000	613,225
Kandenko Co. Ltd.	30,000	181,779
MIRAIT Holdings Corp.	21,700	185,724
Nippo Corp.	24,000	412,059
Obayashi Corp.	73,000	436,697
Taikisha Ltd.	8,100	193,475
Taisei Corp.	175,000	863,475
		3,429,444

Electrical Equipment 3.68%
Mabuchi Motor Co. Ltd.	3,400	179,765
Mitsubishi Electric Corp.	314,000	3,314,467
Nidec Corp.	9,500	786,683
Sumitomo Electric Industries Ltd.	187,800	2,726,130
		7,007,045

Industrial Conglomerates 0.69%
Toshiba Corp.	294,000	1,325,269

Machinery 8.21%
Daifuku Co. Ltd.	23,500	255,328
Ebara Corp.	90,000	506,168
FANUC Corp.	4,800	793,757
Hino Motors Ltd.	15,000	222,293
Hitachi Zosen Corp.	123,000	967,332
Hosokawa Micron Corp.	13,000	92,020
Kitz Corp.	29,700	134,412
Komatsu Ltd.	32,100	801,333
Komori Corp.	12,500	184,601
Kubota Corp.	126,000	1,829,891
Makino Milling Machine Co. Ltd.	66,000	468,717
Makita Corp.	22,900	1,332,391
Max Co. Ltd.	7,000	81,247
Mitsubishi Heavy Industries Ltd.	485,000	2,791,453
Nabtesco Corp.	7,000	171,013
Nippon Sharyo Ltd.	53,000	315,153
Nippon Thompson Co. Ltd.	56,000	319,238
NSK Ltd.	171,000	1,754,273
Obara Group, Inc.	5,700	141,332
Oiles Corp.	20,400	469,103
ShinMaywa Industries Ltd.	55,000	428,570
SMC Corp.	3,200	763,885

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	21

Schedule of Investments – The Japan Fund

as of September 30, 2013

Common Stocks (continued)

	Shares	Value ($)
Industrials (continued)
Sumitomo Heavy Industries Ltd.	35,000	159,564
Tocalo Co. Ltd.	8,400	125,252
Tsubakimoto Chain Co.	79,000	551,908
		15,660,234

Marine 0.22%
Nippon Yusen K.K.	131,000	415,019

Professional Services 0.19%
Nihon M&A Center, Inc.	2,800	215,063
Temp Holdings Co. Ltd.	5,800	147,124
		362,187

Road & Rail 2.77%
East Japan Railway Co.	39,100	3,370,351
Hamakyorex Co. Ltd.	11,000	316,502
Hankyu Hanshin Holdings, Inc.	115,000	639,824
Nippon Express Co. Ltd.	66,000	331,749
Seino Holdings Co. Ltd.	25,000	255,907
Senko Co. Ltd.	72,000	363,048
		5,277,381

Trading Companies & Distributors 3.04%
Hanwa Co. Ltd.	57,000	270,418
Inabata & Co. Ltd.	14,800	142,785
ITOCHU Corp.	33,200	407,903
Marubeni Corp.	24,000	189,435
Mitsubishi Corp.	137,300	2,784,934
Mitsui & Co. Ltd.	80,700	1,175,852
MonotaRO Co. Ltd.	1,700	49,859
Nishio Rent All Co. Ltd.	8,600	240,427
Sumitomo Corp.	33,100	447,029
Trusco Nakayama Corp.	3,900	79,958
		5,788,600

Transportation Infrastructure 0.22%
Mitsubishi Logistics Corp.	28,000	424,751
Total Industrials		46,684,966

Information Technology 9.18%
Communications Equipment 0.27%
Hitachi Kokusai Electric, Inc.	43,000	517,095

Computers & Peripherals 0.07%
NEC Corp.	62,000	143,895

	Shares	Value ($)
Electronic Equipment, Instruments & Components 5.78%
Alps Electric Co. Ltd.*	31,100	251,834
Azbil Corp.	7,000	162,804
Citizen Holdings Co. Ltd.	125,000	879,752
Hamamatsu Photonics K.K.	10,200	385,039
Hitachi High-Technologies Corp.	29,200	656,803
Hitachi Ltd.	643,000	4,257,546
Japan Aviation Electronics Industry Ltd.	26,000	301,415
Keyence Corp.	4,800	1,828,269
Macnica, Inc.	14,100	375,641
Maruwa Co. Ltd/Aichi	4,500	160,043
Murata Manufacturing Co. Ltd.	2,800	214,555
Nichicon Corp.	17,500	193,823
Osaki Electric Co. Ltd.	4,000	24,700
Panasonic Industrial Devices SUNX Co. Ltd.	33,900	146,416
Siix Corp.	28,100	369,910
Taiyo Yuden Co. Ltd.	10,400	136,148
TDK Corp.	5,800	228,210
Yaskawa Electric Corp.	31,000	437,917
		11,010,825

Internet Software & Services 0.20%
F@N Communications, Inc.	6,500	147,998
Internet Initiative Japan, Inc.	4,800	138,175
Kakaku.com, Inc.	4,000	93,633
		379,806

IT Services 0.93%
GMO Payment Gateway, Inc.	3,400	92,597
IT Holdings Corp.	17,300	218,552
NS Solutions Corp.	21,000	413,484
NTT Data Corp.	6,000	202,707
SCSK Corp.	27,400	660,637
Transcosmos, Inc.	10,500	184,550
		1,772,527

Office Electronics 0.91%
Canon, Inc.	40,100	1,281,453
Toshiba TEC Corp.	73,000	449,872
		1,731,325

Semiconductors & Semiconductor Equipment 0.17%
Sanken Electric Co. Ltd.	38,000	194,842
UT Holdings Co. Ltd.	28,000	121,480
		316,322

The accompanying notes are an integral part of the financial statements.

22	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – The Japan Fund

as of September 30, 2013

Common Stocks (continued)

	Shares	Value ($)
Information Technology (continued)
Software 0.85%
Capcom Co. Ltd.	14,800	284,968
Nintendo Co. Ltd.	5,500	624,979
NSD Co. Ltd.	7,100	79,890
OBIC Business Consultants Co. Ltd.	17,400	632,628
		1,622,465
Total Information Technology		17,494,260

Materials 9.23%
Chemicals 5.40%
ADEKA Corp.	8,700	103,409
Arakawa Chemical Industries Ltd.	11,100	99,124
Asahi Kasei Corp.	24,000	181,344
C Uyemura & Co. Ltd.	2,000	84,389
Daicel Corp.	116,000	1,049,122
Daiso Co. Ltd.	18,000	56,159
DIC Corp.	417,000	1,155,644
Hitachi Chemical Co. Ltd.	38,300	616,781
JSP Corp.	12,900	210,885
JSR Corp.	22,100	411,834
Kansai Paint Co. Ltd.	30,000	398,743
KUREHA Corp.	118,000	426,041
LINTEC Corp.	6,900	147,236
Mitsubishi Gas Chemical Co., Inc.	51,000	429,781
Nitto Denko Corp.	19,600	1,284,117
Sakai Chemical Industry Co. Ltd.	43,000	154,779
Shikoku Chemicals Corp.	22,000	185,806
Shin-Etsu Chemical Co. Ltd.	14,300	877,913
Showa Denko K.K.	120,000	162,849
Taiyo Holdings Co. Ltd.	10,400	323,900
Taiyo Nippon Sanso Corp.	59,000	396,934
Takiron Co. Ltd.	21,000	90,409
Toray Industries, Inc.	128,000	844,020
Toyo Ink SC Holdings Co. Ltd.	79,000	411,603
Toyobo Co. Ltd.	95,000	182,581
		10,285,403

Containers & Packaging 0.22%
FP Corp.	3,600	270,563
Fuji Seal International, Inc.	3,200	97,161
The Pack Corp.	3,000	54,759
		422,483

	Shares	Value ($)
Metals & Mining 3.38%
Asahi Holdings, Inc.	7,800	131,409
Chubu Steel Plate Co. Ltd.	31,700	146,360
Dowa Holdings Co. Ltd.	25,000	252,477
Furukawa-Sky Aluminum Corp.	48,000	161,343
Hitachi Metals Ltd.	34,000	417,936
JFE Holdings, Inc.	6,800	177,184
Kyoei Steel Ltd.	23,300	426,362
Nippon Steel & Sumitomo Metal Corp.	755,000	2,573,728
Osaka Steel Co. Ltd.	35,800	706,425
Sumitomo Metal Mining Co. Ltd.	72,000	1,020,715
Tokyo Steel Manufacturing Co. Ltd.*	36,200	215,304
Yamato Kogyo Co. Ltd.	5,600	208,456
		6,437,699

Paper & Forest Products 0.23%
Oji Holdings Corp.	95,000	446,297
Total Materials		17,591,882

Telecommunication Services 4.69%
Diversified Telecommunication Services 2.04%
Freebit Co. Ltd.	15,200	76,281
Nippon Telegraph and Telephone Corp.	73,500	3,814,990
		3,891,271

Wireless Telecommunication Services 2.65%
KDDI Corp.	39,000	2,007,474
NTT DoCoMo, Inc.	80,300	1,304,625
Okinawa Cellular Telephone Co.	10,900	277,417
Softbank Corp.	21,000	1,459,444
		5,048,960
Total Telecommunication Services		8,940,231

Utilities 0.72%
Gas Utilities 0.50%
Tokyo Gas Co. Ltd.	172,000	945,455

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	23

Schedule of Investments – The Japan Fund

as of September 30, 2013

Common Stocks (concluded)

	Shares	Value ($)
Utilities (continued)
Independent Power Producers & Energy Traders 0.22%
Electric Power Development Co. Ltd.	13,100	428,187
Total Utilities		1,373,642
Total Common Stocks (Cost $132,530,292)		184,329,949
Total Investments 96.70% (Cost $132,530,292)		184,329,949
Other Assets Less Liabilities 3.30%		6,289,079
Net Assets 100.00%		190,619,028

*	Non income-producing security.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$184,329,949	$—	$184,329,949
Total Investments	$—	$184,329,949	$—	$184,329,949

There were no transfers between Level 1, 2, or 3 as of September 30, 2013, based upon the valuation input levels assigned to securities on September 30, 2012.

The accompanying notes are an integral part of the financial statements.

24	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – Asia Pacific ex Japan Fund

as of September 30, 2013

Common Stocks 89.24%

	Shares	Value ($)
Australia 7.09%
Biotechnology 2.78%
CSL Ltd.	3,685	219,859

Diversified Consumer Services 2.57%
Invocare Ltd.	19,383	202,913

Real Estate Management & Development 1.74%
Lend Lease Group	14,563	138,063
Total Australia		560,835

China 14.49%
Capital Markets 1.25%
Haitong Securities Co. Ltd. — H Shares	66,000	98,429

Computers & Peripherals 2.35%
Lenovo Group Ltd.	178,000	185,788

Food Products 0.25%
China Huishan Dairy Holdings Co. Ltd.*	61,000	19,663

Health Care Providers & Services 3.08%
Sinopharm Group Co.Ltd. — H Shares	97,200	243,740

Insurance 2.50%
China Pacific Insurance Group Co. Ltd. — H Shares	55,400	197,660

Internet Software & Services 2.99%
Tencent Holdings Ltd.	4,500	236,371

Metals & Mining 2.07%
Jiangxi Copper Co. Ltd. — H Shares	83,000	163,911
Total China		1,145,562

Hong Kong 18.39%
Auto Parts & Equipments 0.35%
Nexteer Automotive Group Ltd. *	78,000	27,738

Commercial Banks 4.66%
BOC Hong Kong Holdings Ltd.	114,500	368,066

Hotels, Restaurants & Leisure 5.25%
Galaxy Entertainment Group Ltd.*	10,000	70,326
Sands China Ltd.	55,600	344,760
		415,086

	Shares	Value ($)
Insurance 1.33%
AIA Group Ltd.	22,400	105,453

Real Estate Management & Development 4.75%
Country Garden Holdings Co.	139,000	89,716
New World Development Co. Ltd.	105,000	157,949
Wheelock & Co. Ltd.	24,000	127,647
		375,312

Specialty Retail 2.05%
Luk Fook Holdings International Ltd.	52,000	162,295
Total Hong Kong		1,453,950

India 0.89%
Construction & Engineering 0.89%
Larsen & Toubro Ltd., GDR, Reg — S Shares	5,489	70,204
Total India		70,204

Indonesia 1.20%
Commercial Banks 0.46%
Bank Mandiri Persero Tbk PT	53,000	36,436

Oil, Gas & Consumable Fuels 0.12%
Adaro Energy Tbk PT	125,000	9,724

Pharmaceuticals 0.62%
Kalbe Farma Tbk PT	476,000	48,551
Total Indonesia		94,711

Korea, Republic of 13.31%
Auto Components 2.65%
Hyundai Mobis	788	209,823

Automobiles 2.11%
Kia Motors Corp.	2,745	166,528

Metals & Mining 1.49%
Korea Zinc Co. Ltd.	390	117,716

Semiconductors & Semiconductor Equipment 5.44%
Samsung Electronics Co. Ltd.	193	244,358
SK Hynix Inc.	6,610	185,539
		429,897

Specialty Retail 1.62%
Kolao Holdings	4,230	128,204
Total Korea, Republic of		1,052,168

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	25

Schedule of Investments – Asia Pacific ex Japan Fund

as of September 30, 2013

Common Stocks (continued)

	Shares	Value ($)
Malaysia 3.53%
Commercial Banks 3.53%
Malayan Banking Bhd	74,400	224,719
RHB Capital Bhd	23,348	54,165
Total Malaysia		278,884

New Zealand 3.38%
Health Care Providers & Services 3.38%
Ryman Healthcare Ltd.	46,286	266,947
Total New Zealand		266,947

Philippines 5.85%
Beverages 0.55%
Pepsi-Cola Products Philippines, Inc.	414,600	43,385
Commercial Banks 0.85%
Metropolitan Bank & Trust	35,284	67,129

Industrial Conglomerates 2.66%
Alliance Global Group, Inc.	151,900	82,093
DMCI Holdings, Inc.	32,890	34,766
SM Investments Corp.	5,222	93,650
		210,509

Real Estate Management & Development 1.17%
Ayala Land, Inc.	147,200	92,248

Software 0.62%
Touch Solutions, Inc.*	236,300	48,990
Total Philippines		462,261

Singapore 3.97%
Road & Rail 1.47%
ComfortDelGro Corp. Ltd.	74,000	116,292

Transportation Infrastructure 2.50%
SIA Engineering Co.	51,000	197,589
Total Singapore		313,881

Taiwan 10.73%
Health Care Equipment & Supplies 1.04%
St. Shine Optical Co. Ltd.	3,000	82,592

Hotels, Restaurants & Leisure 1.91%
Formosa International Hotels Corp.	13,464	151,238

Leisure Equipment & Products 2.31%
Giant Manufacturing Co. Ltd.	26,718	182,196

	Shares	Value ($)
Machinery 1.55%
King Slide Works Co. Ltd.	14,000	122,444

Semiconductors & Semiconductor Equipment 3.92%
Radiant Opto-Electronics Corp.	35,296	125,993
Taiwan Semiconductor Manufacturing Co. Ltd.	54,000	183,606
		309,599
Total Taiwan		848,069

Thailand 6.41%
Chemicals 2.90%
PTT Global Chemical PCL	96,065	228,799

Diversified Telecommunication Services 2.30%
Jasmine International PCL	690,300	182,064

Health Care Providers & Services 0.41%
Bangkok Dusit Medical Services PCL	8,000	32,225

Real Estate Management & Development 0.80%
Land and Houses PCL, NVDR	183,900	63,499
Total Thailand		506,587
Total Common Stocks (Cost $6,081,611)		7,054,059

Participatory Notes 4.80%

India 4.80%
Commercial Banks 1.53%
HDFC Bank Ltd., Issued by Merrill Lynch International & Co., maturity date 05/26/15, 144A	12,796	121,215

IT Services 1.35%
Tata Consultancy Services Ltd., Issued by JPMorgan International, maturity date 02/07/17, 144A	3,482	106,654

Pharmaceuticals 0.93%
Glenmark Pharmaceuticals Ltd., Issued by JPMorgan Structured Products, maturity date 03/07/2017, 144A	8,720	73,597

The accompanying notes are an integral part of the financial statements.

26	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – Asia Pacific ex Japan Fund

as of September 30, 2013

Participatory Notes (concluded)

	Shares	Value ($)
India (continued)
Tobacco 0.99%
ITC Ltd., Issued by JPMorgan International, maturity date 02/16/17, 144A	14,401	77,909
Total India		379,375
Total Participatory Notes (Cost $359,293)		379,375

	Shares	Value ($)
United States 4.91%
State Street Institutional Liquid Reserve, 0.07%(a)	388,173	388,173
Total Short-Term Investment (Cost $388,173)		388,173
Total Investments 98.95% (Cost $6,829,077)		7,821,607
Other Assets Less Liabilities 1.05%		83,312
Net Assets 100.00%		7,904,919

*	Non-income producing security.

(a)	Yield as of September 30, 2013.

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the value of these securities amounted to $379,375 or 4.80% of net assets. Exempt securities that are also illiquid are as follows:

Security	Acquisition dates	Cost	Market Value
HDFC Bank Ltd., Issued by Merrill Lynch International & Co., maturing 05/26/15	05/27/10 - 03/20/13	123,643	121,215
Tata Consultancy Services Ltd., Issued by JPMorgan International, maturing 02/07/17	4/30/12 - 1/11/13	82,932	106,654
Glenmark Pharmaceuticals Ltd., Issued by JPMorgan Structured Products, maturing 03/07/2017	7/12/13 - 08/16/13	83,684	73,597
ITC Ltd., Issued by JPMorgan International, maturing 02/16/17	04/18/12	69,034	77,909

GDR — Global Depositary Receipt.

NVDR — Non Voting Depositary Receipt.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$70,204	$6,983,855	$—	$7,054,059
Participatory Notes	—	379,375	—	379,375
Short-Term Investment	—	388,173	—	388,173
Total Investments	$70,204	$7,751,403	$—	$7,821,607

There were no transfers between Level 1, 2, or 3 as of September 30, 2013, based upon the valuation input levels assigned to securities on September 30, 2012.

Short-Term Investment 4.91%

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	27

Schedule of Investments – Global Equity Income Fund

as of September 30, 2013

Common Stocks 97.24%

	Shares	Value ($)
Australia 4.82%
Beverages 0.41%
Coca-Cola Amatil Ltd.	2,782	31,824

Commercial Banks 1.25%
Westpac Banking Corp.	3,190	97,482

Diversified Telecommunication Services 0.45%
Telstra Corp. Ltd.	7,527	34,908

Health Care Equipment & Supplies 0.14%
Cochlear Ltd.	202	11,403

Metals & Mining 1.54%
BHP Billiton Ltd.	3,623	120,840

Real Estate Investment Trusts (REITs) 1.03%
Westfield Group	7,815	80,274
Total Australia		376,731

Brazil 0.95%
Beverages 0.64%
Companhia — de Bebidas das Americas, PRF, ADR	1,300	49,855

Diversified Telecommunication Services 0.31%
Telefonica Brasil S.A., ADR	1,100	24,684
Total Brazil		74,539

Canada 1.27%
Commercial Banks 1.27%
The Toronto-Dominion Bank	1,100	99,038
Total Canada		99,038

China 1.69%
Commercial Banks 1.19%
Industrial & Commercial Bank of China Ltd. — H Shares	133,000	92,953

Wireless Telecommunication Services 0.50%
China Mobile Ltd.	3,500	39,418
Total China		132,371

France 3.27%
Insurance 1.00%
SCOR SE	2,373	78,636

Oil, Gas & Consumable Fuels 1.17%
Total S.A.	1,571	91,309

	Shares	Value ($)
Pharmaceuticals 1.10%
Sanofi	847	85,893
Total France		255,838

Germany 2.27%
Automobiles 0.40%
Daimler AG	402	31,334

Chemicals 0.28%
BASF SE	224	21,508

Commercial Services & Supplies 0.44%
Bilfinger SE	328	34,453

Industrial Conglomerates 0.36%
Siemens AG	236	28,452

Insurance 0.79%
Allianz SE	394	61,938
Total Germany		177,685

Hong Kong 1.15%
Diversified Telecommunication Services 0.48%
HKT Trust / HKT Ltd.	40,000	37,597

Hotels, Restaurants & Leisure 0.67%
Sands China Ltd.	8,400	52,086
Total Hong Kong		89,683

Ireland 0.77%
Construction Materials 0.77%
CRH PLC	2,491	59,919
Total Ireland		59,919

Israel 0.87%
Pharmaceuticals 0.87%
Teva Pharmaceutical Industries Ltd., ADR	1,800	68,004
Total Israel		68,004

Italy 1.09%
Gas Utilities 0.77%
Snam SpA	11,920	60,408

Oil, Gas & Consumable Fuels 0.32%
ENI SpA	1,089	25,107
Total Italy		85,515

The accompanying notes are an integral part of the financial statements.

28	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – Global Equity Income Fund

as of September 30, 2013

Common Stocks (continued)

	Shares	Value ($)
Japan 8.26%
Automobiles 2.08%
Nissan Motor Co. Ltd.	4,700	47,321
Toyota Motor Corp.	1,800	115,436
		162,757

Chemicals 0.39%
Shin-Etsu Chemical Co. Ltd.	500	30,696

Commercial Banks 0.90%
Mitsubishi UFJ Financial Group, Inc.	5,700	36,565
Sumitomo Mitsui Financial Group, Inc.	700	33,983
		70,548

Commercial Services & Supplies 0.72%
Secom Co. Ltd.	900	56,487

Diversified Consumer Services 0.33%
Benesse Holdings, Inc.	700	25,473

Food & Staples Retailing 0.20%
Lawson, Inc.	200	15,698

Office Electronics 0.41%
Canon, Inc.	1,000	31,956

Pharmaceuticals 0.56%
Tsumura & Co.	1,500	44,049

Real Estate Investment Trusts (REITs) 0.51%
Nippon Prologis REIT, Inc.	4	40,070

Real Estate Management & Development 0.64%
Daito Trust Construction Co. Ltd.	500	50,072

Tobacco 0.37%
Japan Tobacco, Inc.	800	28,886

Trading Companies & Distributors 0.65%
Mitsubishi Corp.	2,500	50,709

Wireless Telecommunication Services 0.50%
NTT DoCoMo, Inc.	2,400	38,993
Total Japan		646,394

Malaysia 0.68%
Commercial Banks 0.33%
Malayan Banking Bhd	8,600	25,976

Wireless Telecommunication Services 0.35%
Axiata Group Bhd	13,100	27,657
Total Malaysia		53,633

	Shares	Value ($)
Mexico 0.90%
Household Products 0.58%
Kimberly-Clark de Mexico SAB de C.V. — A Shares	15,700	45,902

Metals & Mining 0.32%
Grupo Mexico SAB de C.V. — Series B	8,328	24,934
Total Mexico		70,836

Netherlands 2.22%
Chemicals 0.75%
LyondellBasell Industries NV	800	58,584

Oil, Gas & Consumable Fuels 1.47%
Royal Dutch Shell PLC — B Shares	3,325	114,921
Total Netherlands		173,505

Singapore 2.27%
Industrial Conglomerates 1.83%
Keppel Corp. Ltd.	17,300	143,723

Wireless Telecommunication Services 0.44%
StarHub Ltd.	10,000	34,205
Total Singapore		177,928

Spain 0.58%
Electric Utilities 0.58%
Red Electrica Corp. SA	792	45,212
Total Spain		45,212

Sweden 0.54%
Machinery 0.54%
Atlas Copco AB — B Shares	1,594	42,150
Total Sweden		42,150

Switzerland 7.71%
Diversified Telecommunication Services 0.50%
Swisscom AG	81	38,974

Electrical Equipment 0.91%
ABB Ltd.*	3,032	71,627

Food Products 1.40%
Nestle S.A.	1,565	109,616

Insurance 0.84%
Zurich Insurance Group AG*	254	65,416

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	29

Schedule of Investments – Global Equity Income Fund

as of September 30, 2013

Common Stocks (continued)

	Shares	Value ($)
Switzerland (continued)
Pharmaceuticals 4.06%
Novartis AG	1,670	128,366
Roche Holding AG — Genussehein	701	189,100
		317,466
Total Switzerland		603,099

Taiwan 1.27%
Electronic Equipment, Instruments & Components 0.31%
Delta Electronics, Inc.	5,000	24,286

Semiconductors & Semiconductor Equipment 0.96%
Taiwan Semiconductor Manufacturing Co. Ltd.	22,079	75,071
Total Taiwan		99,357

United Kingdom 10.27%
Commercial Banks 3.22%
HSBC Holdings PLC	12,640	136,982
Standard Chartered PLC	4,805	115,247
		252,229

Diversified Telecommunication Services 0.22%
Inmarsat PLC	1,462	16,795

Electric Utilities 0.31%
SSE PLC	1,026	24,505

Food Products 0.25%
Unilever PLC	499	19,272

Media 0.58%
Reed Elsevier PLC	3,383	45,568

Multi-Utilities 0.50%
National Grid PLC	3,327	39,359

Oil, Gas & Consumable Fuels 2.01%
BP PLC	22,430	157,366

Pharmaceuticals 1.72%
AstraZeneca PLC	477	24,790
GlaxoSmithKline PLC	4,360	109,580
		134,370

Tobacco 0.98%
British American Tobacco PLC	1,444	76,619

	Shares	Value ($)
Wireless Telecommunication Services 0.48%
Vodafone Group PLC	10,603	37,389
Total United Kingdom		803,472

United States 44.39%
Aerospace & Defense 3.43%
General Dynamics Corp.	300	26,256
Raytheon Co.	900	69,363
The Boeing Co.	1,100	129,250
United Technologies Corp.	400	43,128
		267,997

Air Freight & Logistics 1.40%
United Parcel Service, Inc. — Class B	1,200	109,644

Auto Components 0.53%
Johnson Controls, Inc.	1,000	41,500

Automobiles 0.45%
Ford Motor Co.	2,100	35,427

Beverages 1.89%
Coca-Cola Co.	2,000	75,760
Dr. Pepper Snapple Group, Inc.	1,600	71,712
		147,472

Biotechnology 0.43%
Amgen, Inc.	300	33,582

Capital Markets 0.40%
Ares Capital Corp.	1,800	31,122

Chemicals 1.02%
E. I. du Pont de Nemours & Co.	900	52,704
The Dow Chemical Co.	700	26,880
		79,584

Commercial Banks 1.52%
U.S. Bancorp	1,000	36,580
Wells Fargo & Co.	2,000	82,640
		119,220

Communications Equipment 1.11%
Cisco Systems, Inc.	3,700	86,654

Distributors 0.31%
Genuine Parts Co.	300	24,267

The accompanying notes are an integral part of the financial statements.

30	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – Global Equity Income Fund

as of September 30, 2013

Common Stocks (continued)

	Shares	Value ($)
United States (continued)
Diversified Financial Services 2.50%
JPMorgan Chase & Co.	2,900	149,901
McGraw Hill Financial, Inc.	700	45,913
		195,814

Diversified Telecommunication Services 0.56%
AT&T, Inc.	600	20,292
Verizon Communications, Inc.	500	23,330
		43,622
Electric Utilities 0.96%
Duke Energy Corp.	266	17,764
Northeast Utilities	800	33,000
Southern Co.	600	24,708
		75,472

Electrical Equipment 0.66%
Emerson Electric Co.	800	51,760

Food & Staples Retailing 0.24%
Sysco Corp.	600	19,098

Health Care Equipment & Supplies 1.65%
Abbott Laboratories	1,000	33,190
Baxter International, Inc.	400	26,276
Medtronic, Inc.	1,300	69,225
		128,691

Hotels, Restaurants & Leisure 0.25%
McDonald’s Corp.	200	19,242

Household Durables 0.50%
Leggett & Platt, Inc.	1,300	39,195

Household Products 0.39%
Procter & Gamble Co.	400	30,236

Industrial Conglomerates 1.71%
3M Co.	300	35,823
General Electric Co.	4,100	97,949
		133,772

Insurance 0.95%
Aflac, Inc.	500	30,995
Arthur J Gallagher & Co.	1,000	43,650
		74,645

IT Services 1.92%
Automatic Data Processing, Inc.	900	65,142
Paychex, Inc.	2,100	85,344
		150,486

	Shares	Value ($)
Machinery 0.39%
Illinois Tool Works, Inc.	400	30,508

Metals & Mining 1.97%
Nucor Corp.	2,700	132,354
Southern Copper Corp.	809	22,037
		154,391

Multi-Utilities 0.36%
Wisconsin Energy Corp.	700	28,266

Oil, Gas & Consumable Fuels 5.20%
Chevron Corp.	1,200	145,800
Exxon Mobil Corp.	1,200	103,248
Kinder Morgan Inc.	2,900	103,153
Spectra Energy Corp.	1,600	54,768
		406,969

Pharmaceuticals 4.78%
AbbVie, Inc.	1,000	44,730
Eli Lilly & Co.	400	20,132
Johnson & Johnson	1,700	147,373
Merck & Co., Inc.	3,400	161,874
		374,109

Real Estate Investment Trusts (REITs) 0.93%
Corrections Corp. of America	800	27,640
The Macerich Co.	800	45,152
		72,792

Road & Rail 0.43%
CSX Corp.	1,300	33,462

Semiconductors & Semiconductor Equipment 2.28%
Intel Corp.	1,200	27,504
Linear Technology Corp.	1,300	51,558
Maxim Integrated Products, Inc.	500	14,900
Microchip Technology, Inc.	2,100	84,609
		178,571

Software 0.09%
Microsoft Corp.	200	6,662

Specialty Retail 0.49%
Home Depot, Inc.	500	37,925

Tobacco 2.16%
Altria Group, Inc.	2,400	82,440
Philip Morris International, Inc.	1,000	86,590
		169,030

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	31

Schedule of Investments – Global Equity Income Fund

as of September 30, 2013

Common Stocks (concluded)

	Shares	Value ($)
United States (continued)
Water Utilities 0.53%
American Water Works Co., Inc.	1,000	41,280
Total United States		3,472,467
Total Common Stocks (Cost $5,941,691)		7,607,376

Short-Term Investment 2.14%

	Shares	Value ($)
United States 2.14%
State Street Institutional Liquid Reserve, 0.07%(a)	167,420	167,420
Total Short-Term Investment (Cost $167,420)		167,420
Total Investments 99.38% (Cost $6,109,111)		7,774,796
Other Assets Less Liabilities 0.62%		48,207
Net Assets 100.00%		7,823,003

*	Non income-producing security.

(a)	Yield as of September 30, 2013.

ADR — American Depositary Receipt.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$3,843,468	$3,763,908	$—	$7,607,376
Short-Term Investment	—	167,420	—	167,420
Total Investments	$3,843,468	$3,931,328	$—	$7,774,796

There were no transfers between Level 1, 2, or 3 as of September 30, 2013, based upon the valuation input levels assigned to securities on September 30, 2012.

The accompanying notes are an integral part of the financial statements.

32	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – Global Emerging Markets Fund

as of September 30, 2013

Common Stocks 87.83%

	Shares	Value ($)
Brazil 3.28%
Household Durables 0.65%
PDG Realty S.A. Empreendimentos e Participacoes*	102,400	113,660

Road & Rail 1.56%
Localiza Rent a Car S.A.	18,270	272,034

Specialty Retail 1.07%
Cia Hering	12,200	185,177
Total Brazil		570,871

Chile 1.45%
Commercial Banks 1.45%
Banco Santander Chile, ADR	9,596	252,279
Total Chile		252,279

China 13.11%
Automobiles 1.87%
Dongfeng Motor Group Co. Ltd. — H Shares	214,000	325,874

Commercial Banks 4.10%
Industrial & Commercial Bank of China Ltd. —H Shares	1,021,180	713,696

Computers & Peripherals 2.37%
Lenovo Group Ltd.	396,000	413,326

Insurance 1.06%
China Taiping Insurance Holdings Co. Ltd.*	128,800	184,588

Oil, Gas & Consumable Fuels 3.71%
CNOOC Ltd.	320,000	646,724
Total China		2,284,208

Columbia 2.07%
Oil, Gas & Consumable Fuels 2.07%
Pacific Rubiales Energy Corp.	18,300	361,363
Total Columbia		361,363

Hong Kong 3.01%
Diversified Financial Services 0.94%
First Pacific Co. Ltd.	148,000	163,082

	Shares	Value ($)
Hotels, Restaurants & Leisure 2.07%
SJM Holdings Ltd.	128,000	360,730
Total Hong Kong		523,812

Indonesia 1.11%
Wireless Telecommunication Services 1.11%
Tower Bersama Infrastructure Tbk PT	381,000	192,619
Total Indonesia		192,619

Korea, Republic of 13.84%
Auto Components 2.98%
Hyundai Mobis	1,950	519,231

Chemicals 1.54%
LG Chem Ltd.	941	268,668

Insurance 2.40%
Korean Reinsurance Co.	35,016	416,971

Semiconductors & Semiconductor Equipment 6.92%
Samsung Electronics Co. Ltd., GDR, Reg S	1,890	1,205,820
Total Korea, Republic of		2,410,690

Malaysia 6.08%
Commercial Banks 1.88%
CIMB Group Holdings Bhd	141,800	327,294

Hotels, Restaurants & Leisure 2.43%
Genting Malaysia Bhd	326,900	423,397

Wireless Telecommunication Services 1.77%
Axiata Group Bhd	145,825	307,873
Total Malaysia		1,058,564

Mexico 7.73%
Chemicals 1.27%
Mexichem SAB de C.V.	50,935	222,076

Commercial Banks 2.20%
Grupo Financiero Banorte SAB de C.V.	61,600	383,826

Food & Staples Retailing 2.08%
Controladora Comercial Mexicana SAB de C.V.	85,100	361,998

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	33

Schedule of Investments – Global Emerging Markets Fund

as of September 30, 2013

Common Stocks (continued)

	Shares	Value ($)
Mexico (continued)
Wireless Telecommunication Services 2.18%
America Movil SAB de C.V. — Series L	382,500	379,300
Total Mexico		1,347,200

Peru 2.30%
Commercial Banks 2.30%
Credicorp Ltd.	3,117	400,410
Total Peru		400,410

Russia 10.28%
Commercial Banks 2.25%
Sberbank of Russia, ADR	32,478	391,401

Food & Staples Retailing 3.46%
Magnit OJSC, GDR, 144A	9,800	603,753

Internet Software & Services 1.28%
Mail.ru Group Ltd, GDR, 144A	2,886	110,253
Mail.ru Group Ltd, GDR, 144A	2,934	112,087
		222,340

Metals & Mining 1.13%
Novolipetsk Steel OJSC, GDR, 144A	12,100	196,783

Oil, Gas & Consumable Fuels 2.16%
LUKOIL OAO, ADR	3,248	206,026
LUKOIL OAO, ADR	2,678	170,214
		376,240
Total Russia		1,790,517

South Africa 6.09%
Pharmaceuticals 3.41%
Aspen Pharmacare Holdings Ltd.*	22,692	593,705

Wireless Telecommunication Services 2.68%
MTN Group Ltd.	23,948	467,390
Total South Africa		1,061,095

Taiwan 8.86%
Commercial Banks 2.38%
CTBC Financial Holding Co. Ltd.	634,044	414,049

Computers & Peripherals 1.13%
Simplo Technology Co. Ltd.	40,500	196,675

		Shares	Value ($)
Semiconductors & Semiconductor Equipment 5.35%
Taiwan Semiconductor Manufacturing Co. Ltd.		274,000	931,629
Total Taiwan			1,542,353

Thailand 4.59%
Chemicals 1.53%
PTT Global Chemical PCL		112,300	267,466

Commercial Banks 1.38%
Kasikornbank PCL		42,400	239,968

Wireless Telecommunication Services 1.68%
Shin Corp. PCL, NVDR		110,500	292,271
Total Thailand			799,705

Turkey 1.77%
Wireless Telecommunication Services 1.77%
Turkcell Iletisim Hizmetleri AS*		52,426	308,954
Total Turkey			308,954

United States 2.26%
IT Services 2.26%
Cognizant Technology Solutions Corp.* —Class A		4,800	394,176
Total United States			394,176
Total Common Stocks (Cost $12,685,794)			15,298,816

	Interest Rate (%)	Shares	Value ($)

Preferred Stocks 5.47%

Brazil 5.47%
Commercial Banks 2.58%
Itau Unibanco Holding S.A.	0.00	31,670	449,550

Independent Power Producers and Energy Traders 1.25%
AES Tiete S.A.	0.00	22,400	217,299

Metals and Mining 1.64%
Vale S.A. — A Shares	0.00	20,032	285,074
Total Brazil			951,923
Total Preferred Stocks (Cost $934,185)			951,923

The accompanying notes are an integral part of the financial statements.

34	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – Global Emerging Markets Fund

as of September 30, 2013

Participatory Notes 4.49%

	Shares	Value ($)
India 4.49%
Automobiles 2.11%
Maruti Suzuki India Ltd., Issued by Morgan Stanley Asia Products, maturity date 08/11/14, 144A	7,956	173,014
Maruti Suzuki India Ltd., Issued by JP Morgan Structured Products, maturity date 12/21/15, 144A	9,042	195,127

Diversified Financial Services 0.64%
Infrastructure Development Finance Co. Ltd., Issued by JP Morgan Structured Products, maturity date 04/13/17, 144A	79,245	110,943

Tobacco 1.74%
ITC Ltd., Issued by JP Morgan Structured Products, maturity date 08/04/16, 144A	56,137	303,701
Total India		782,785
Total Participatory Notes (Cost $971,226)		782,785

Short-Term Investment 2.21%

	Shares	Value ($)
United States 2.21%
State Street Institutional Liquid Reserve, 0.07%(a)	385,362	385,362
Total Short-Term Investment (Cost $385,362)		385,362
Total Investments 100.00% (Cost $14,976,567)		17,418,886
Liabilities Less Other Assets 0.0%		(860)
Net Assets 100.00%		17,418,026
*	Non-income producing security.

(a)	Yield as of September 30, 2013.

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the value of these securities amounted to $1,805,661 or 10.37% of net assets.

ADR	— American Depositary Receipt.
GDR	— Global Depositary Receipt.
NVDR	— Non Voting Depositary Receipt.
Reg	S — Regulation S.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$4,702,333	$10,596,483	$—	$15,298,816
Preferred Stocks	951,923	—	—	951,923
Participatory Notes	—	782,785	—	782,785
Short-Term Investment	—	385,362	—	385,362
Total Investments	$5,654,256	$11,764,630	$—	$17,418,886

As of September 30, 2013, $1,205,820 transferred from Level 2 to Level 1, based on the valuation input levels assigned to securities on September 30, 2012. This was a result of the security transferring from an inactive market at the time of pricing to an active market.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	35

Schedule of Investments – High Yield Fund

as of September 30, 2013

Corporate Obligations 90.13%

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Automotive 4.00%
Auto Loans 0.25%
General Motors Financial Co., Inc.
150,000	4.25	05/15/23	(a)	137,437

Auto Parts & Equipments 3.66%
Affinia Group, Inc.
100,000	7.75	05/01/21	(a)	103,000
American Axle & Manufacturing Holdings, Inc.
500,000	9.25	01/15/17	(a)	535,005
Dana Holding Corp.
200,000	6.00	09/15/23		199,500
Exide Technologies, Inc.
75,000	8.63	02/01/18	(b),(c)	54,750
Gestamp Funding Luxembourg SA
200,000	5.63	05/31/20	(a)	200,000
EUR 200,000	5.88	05/31/20	(a)	274,967
LKQ Corp.
50,000	4.75	05/15/23	(a),(c)	46,500
Schaeffler Holding Finance BV
200,000	6.88	08/15/18	(a)	210,500
400,000	4.75	05/15/21	(a)	390,000
				2,014,222

Automakers 0.09%
Navistar International Corp.
50,000	8.25	11/01/21		50,875
Total Automotive				2,202,534

Banking 3.28%
Banking 3.28%
Ally Financial, Inc.
200,000	8.30	02/12/15		216,000
50,000	8.00	03/15/20		57,750
100,000	8.00	11/01/31		113,000
Bank of America Corp.
25,000	5.20	12/31/49	(d)	22,000
Barclays Bank PLC
300,000	7.63	11/21/22		298,125
400,000	7.75	04/10/23	(d)	411,000
JPMorgan Chase & Co.
100,000	5.15	12/31/49	(d)	88,000
50,000	6.00	12/31/49	(d)	47,125
Royal Bank of Scotland Group PLC
575,000	7.64	12/31/49	(d)	552,000
Total Banking				1,805,000

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Basic Industry 8.42%
Building Materials 3.77%
Allegion US Holding Co.
25,000	5.75	10/01/21	(a),(e)	25,188
American Builders & Contractors Supply Co., Inc.
50,000	5.63	04/15/21	(a)	49,313
Associated Materials, LLC
25,000	9.13	11/01/17	(a),(c)	26,688
Builders FirstSource, Inc.
75,000	7.63	06/01/21	(a),(c)	75,187
Building Materials Holding Corp.
175,000	9.00	09/15/18	(a)	179,375
Cemex SAB de CV
350,000	9.00	01/11/18	(a)	378,875
CPG Merger Sub, LLC
100,000	8.00	10/01/21	(a),(e)	102,125
Faenza GmbH
EUR 200,000	8.25	08/15/21	(a)	278,687
Gibraltar Industries, Inc.
25,000	6.25	02/01/21	(d)	25,375
HD Supply, Inc.
300,000	11.50	07/15/20		358,500
New Enterprise Stone & Lime Co., Inc.
108,680	13.00	03/15/18	(a)	113,571
Nortek, Inc.
75,000	8.50	04/15/21		81,937
Rexel SA
200,000	5.25	06/15/20	(a)	196,000
RSI Home Products, Inc.
75,000	6.88	03/01/18	(a)	77,812
USG Corp.
100,000	6.30	11/15/16		106,250
				2,074,883

Chemicals 1.04%
Axiall Corp.
50,000	4.88	05/15/23	(a),(c)	47,562
Eagle Spinco, Inc.
25,000	4.63	02/15/21	(a),(c)	24,094
Hexion US Finance Corp.
150,000	6.63	04/15/20		150,750
NOVA Chemicals Corp.
50,000	5.25	08/01/23	(a)	50,281
PolyOne Corp.
25,000	5.25	03/15/23	(a),(c)	23,750
Taminco Global Chemical Corp.
45,000	9.75	03/31/20	(a),(c)	51,075
TPC Group, Inc.
25,000	8.75	12/15/20	(a),(c)	25,688

The accompanying notes are an integral part of the financial statements.

36	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – High Yield Fund

as of September 30, 2013

Corporate Obligations (continued)

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Basic Industry (continued)
Trinseo Materials Operating SCA
200,000	8.75	02/01/19	(a)	199,500
				572,700

Forestry & Paper 0.85%
Ainsworth Lumber Co., Ltd.
225,000	7.50	12/15/17	(a)	242,719
Appvion, Inc.
25,000	9.75	06/15/14		24,875
Boise Cascade Co.
25,000	6.38	11/01/20	(a)	26,000
Resolute Forest Products, Inc.
200,000	5.88	05/15/23	(a)	176,500
				470,094

Metals & Mining Excluding Steel 1.58%
Arch Coal, Inc.
250,000	7.25	06/15/21		190,625
Barminco Finance Pty Ltd.
25,000	9.00	06/01/18	(a),(c)	22,938
Coeur d’Alene Mines Corp.
25,000	7.88	02/01/21	(a),(c)	25,375
FMG Resources Pty Ltd.
100,000	8.25	11/01/19	(a)	108,250
Murray Energy Corp.
50,000	8.63	06/15/21	(a),(c)	50,375
Noranda Aluminum Acquisition Corp.
25,000	11.00	06/01/19	(a),(c)	22,625
Peabody Energy Corp.
50,000	6.25	11/15/21		48,750
Thompson Creek Metals Co., Inc.
100,000	7.38	06/01/18		88,750
50,000	12.50	05/01/19		51,750
Walter Energy, Inc.
250,000	9.50	10/15/19	(a)	259,687
				869,125

Steel Producers & Products 1.18%
AK Steel Corp.
125,000	8.38	04/01/22		105,937
Allegheny Technologies, Inc.
25,000	5.88	08/15/23		25,332
ArcelorMittal
100,000	10.35	06/01/19		123,500
50,000	5.75	08/05/20		51,375
100,000	6.00	03/01/21		103,250
150,000	7.50	10/15/39		143,625
Commercial Metals Co.
50,000	4.88	05/15/23		45,250

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Steel Dynamics, Inc.
25,000	6.38	08/15/22		26,000
United States Steel Corp.
25,000	6.88	04/01/21		25,437
				649,706
Total Basic Industry				4,636,508

Capital Goods 5.08%
Aerospace & Defense 0.33%
B/E Aerospace, Inc.
25,000	5.25	04/01/22		24,938
Colt Defense, LLC / Colt Finance Corp.
50,000	8.75	11/15/17		41,000
Erickson Air-Crane, Inc.
44,000	8.25	05/01/20	(a),(c)	43,285
GenCorp, Inc.
25,000	7.13	03/15/21	(a),(c)	26,312
Triumph Group, Inc.
50,000	4.88	04/01/21		48,375
				183,910

Diversified Capital Goods 0.83%
Harbinger Group, Inc.
25,000	7.88	07/15/19	(a)	26,000
NANA Development Corp.
225,000	9.50	03/15/19	(a)	227,250
Titan International, Inc.
25,000	7.88	10/01/17	(a),(c)	26,675
75,000	6.88	10/01/20	(a),(e)	75,937
Unifrax I, LLC
100,000	7.50	02/15/19	(a)	100,500
				456,362

Machinery 0.67%
Cleaver-Brooks, Inc.
150,000	8.75	12/15/19	(a)	162,562
Milacron, LLC
125,000	7.75	02/15/21	(a)	129,688
Neovia Logistics International Holdings, LLC
75,000	10.00	02/15/18	(a)	74,625
				366,875

Packaging 3.25%
Ball Corp.
25,000	5.00	03/15/22		24,375
BOE Intermediate Holding Corp.
75,000	9.00	11/01/17	(a),(c),(d)	78,750
Mustang Merger Corp.
100,000	8.50	08/15/21	(a)	99,500

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	37

Schedule of Investments – High Yield Fund

as of September 30, 2013

Corporate Obligations (continued)

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Capital Goods (continued)
Owens-Brockway Glass Container, Inc.
250,000	7.38	05/15/16		282,500
Reynolds Group Issuer, Inc.
200,000	9.00	04/15/19		211,000
200,000	9.88	08/15/19		218,000
700,000	8.25	02/15/21		708,750
Sealed Air Corp.
25,000	8.38	09/15/21	(a),(c)	28,437
25,000	5.25	04/01/23	(a)	23,813
Tekni-Plex, Inc.
100,000	9.75	06/01/19	(a)	113,000
				1,788,125
Total Capital Goods				2,795,272

Consumer Cyclical 5.32%
Apparel & Textiles 0.28%
Quiksilver, Inc. / QS Wholesale, Inc.
50,000	7.88	08/01/18	(a)	52,375
75,000	10.00	08/01/20	(a)	79,312
SIWF Merger Sub, Inc.
25,000	6.25	06/01/21	(a),(c)	24,563
				156,250

Department Stores 0.21%
The Bon-Ton Department Stores, Inc.
125,000	8.00	06/15/21		117,500

Discount Stores 0.10%
99 Cents Only Stores
50,000	11.00	12/15/19		56,250

Food & Drug Retailers 0.64%
BI-LO, LLC / BI-LO Finance Corp.
150,000	8.63	09/15/18	(a)	153,000
Rite Aid Corp.
25,000	7.70	02/15/27		25,750
50,000	6.88	12/15/28	(a),(c)	47,625
Tops Holding II Corp.
125,000	8.75	06/15/18	(a)	127,969
				354,344

Household & Leisure Products 0.13%
Gibson Brands, Inc.
25,000	8.88	08/01/18	(a)	25,500
Icon Health & Fitness, Inc.
50,000	11.88	10/15/16	(a)	43,000
				68,500

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Restaurants 1.87%
Checkers Drive-In Restaurants, Inc.
150,000	11.00	12/01/17	(a)	162,750
Landry’s Holdings II, Inc.
675,000	10.25	01/01/18	(a)	710,437
Landry’s, Inc.
100,000	9.38	05/01/20	(a)	106,000
Seminole Hard Rock Entertainment, Inc.
50,000	5.88	05/15/21	(a),(c)	48,094
				1,027,281

Specialty Retail 2.09%
Asbury Automotive Group, Inc.
25,000	8.38	11/15/20		27,687
Burlington Holdings, LLC
25,000	9.00	02/15/18	(a),(c)	25,813
Claire’s Stores, Inc.
25,000	7.75	06/01/20	(a),(c)	24,563
Express Finance Corp.
250,000	8.75	03/01/18		266,875
Michaels FinCo Holdings, LLC / Michaels FinCo, Inc.
175,000	7.50	08/01/18	(a)	178,062
PC Nextco Holdings, LLC / PC Nextco Finance, Inc.
250,000	8.75	08/15/19	(a)	251,250
Rent-A-Center, Inc.
175,000	4.75	05/01/21	(a)	163,625
Sonic Automotive, Inc.
100,000	5.00	05/15/23		92,000
Spencer Spirit Holdings, Inc.
125,000	9.00	05/01/18	(a)	122,500
				1,152,375
Total Consumer Cyclical				2,932,500

Consumer Non-Cyclical 3.33%
Consumer Products 1.53%
American Achievement Corp.
350,000	10.88	04/15/16	(a)	362,688
Armored Autogroup, Inc.
200,000	9.25	11/01/18		181,500
NBTY, Inc.
250,000	9.00	10/01/18		275,625
Revlon Consumer Products Co.
25,000	5.75	02/15/21	(a),(c)	24,156
				843,969

Food-Wholesale 1.65%
Barry Callebaut Services NV
200,000	5.50	06/15/23	(a)	202,372
JBS USA, LLC / JBS USA Finance, Inc.
75,000	7.25	06/01/21	(a)	74,625

The accompanying notes are an integral part of the financial statements.

38	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – High Yield Fund

as of September 30, 2013

Corporate Obligations (continued)

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Consumer Non-Cyclical (continued)
KeHE Distributors, LLC / KeHE Finance Corp.
25,000	7.63	08/15/21	(a)	25,422
Post Holdings, Inc.
25,000	7.38	02/15/22	(a)	26,406
US Foods, Inc.
525,000	8.50	06/30/19		555,844
Wells Enterprises, Inc.
25,000	6.75	02/01/20	(a),(c)	25,562
				910,231

Tobacco 0.15%
North Atlantic Trading Co.
75,000	11.50	07/15/16	(a)	80,813
Total Consumer Non-Cyclical				1,835,013

Energy 11.66%
Energy Exploration & Production 7.74%
Approach Resources, Inc.
50,000	7.00	06/15/21		50,250
Aurora USA Oil & Gas, Inc.
50,000	7.50	04/01/20	(a),(c)	50,000
Chesapeake Energy Corp.
150,000	9.50	02/15/15		165,937
150,000	5.38	06/15/21		150,375
75,000	5.75	03/15/23		75,562
Continental Resources, Inc.
125,000	5.00	09/15/22		126,406
125,000	4.50	04/15/23		123,281
Denbury Resources, Inc.
25,000	4.63	07/15/23		23,000
Denver Parent Corp.
50,000	12.25	08/15/18	(a)	49,750
Energy XXI Gulf Coast, Inc.
100,000	7.50	12/15/21	(a)	99,000
EPE Holdings, LLC
625,737	8.13	12/15/17	(a),(d)	656,242
Halcon Resources Corp.
525,000	8.88	05/15/21		540,750
Kodiak Oil & Gas Corp.
50,000	5.50	02/01/22	(a)	49,000
Laredo Petroleum, Inc.
150,000	7.38	05/01/22		159,750
Magnum Hunter Resources Corp.
50,000	9.75	05/15/20	(a)	52,000
125,000	9.75	05/15/20	(a)	130,000
Midstates Petroleum Co., Inc.
150,000	9.25	06/01/21	(a)	148,875
Northern Oil and Gas, Inc.
25,000	8.00	06/01/20		25,188

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Oasis Petroleum, Inc.
25,000	6.88	03/15/22	(a)	26,438
Plains Exploration & Production Co.
175,000	6.75	02/01/22		187,440
Quicksilver Resources, Inc.
325,000	9.13	08/15/19		299,000
SandRidge Energy, Inc.
25,000	8.75	01/15/20		26,625
75,000	7.50	03/15/21		76,125
225,000	8.13	10/15/22		228,375
50,000	7.50	02/15/23		49,750
Seven Generations Energy Ltd.
50,000	8.25	05/15/20	(a),(c)	51,875
Shelf Drilling Holdings Ltd.
600,000	8.63	11/01/18	(a)	640,500
				4,261,494

Gas Distribution 1.23%
Hiland Partners Finance Corp.
25,000	7.25	10/01/20	(a),(c)	26,188
LBC Tank Terminals Holding Netherlands BV
200,000	6.88	05/15/23	(a)	202,000
Martin Midstream Partners LP / Martin Midstream Finance Corp.
25,000	7.25	02/15/21		25,406
Penn Virginia Resource Finance Corp. II
50,000	6.50	05/15/21	(a),(c)	47,438
Sabine Pass Liquefaction, LLC
100,000	5.63	02/01/21	(a),(c)	98,375
100,000	5.63	04/15/23	(a)	96,375
Summit Midstream Finance Corp.
75,000	7.50	07/01/21	(a)	77,812
Tesoro Logistics LP / Tesoro Logistics Finance Corp.
100,000	6.13	10/15/21		101,000
				674,594

Oil Field Equipment & Services 2.03%
Basic Energy Services, Inc.
25,000	7.75	02/15/19		25,375
CHC Helicopter SA
150,000	9.25	10/15/20		160,500
Expro Finance Luxembourg SCA
100,000	8.50	12/15/16	(a)	105,375
Hercules Offshore, Inc.
150,000	10.50	10/15/17	(a)	159,562
150,000	7.50	10/01/21	(a)	150,750
Offshore Group Investment Ltd.
75,000	7.13	04/01/23		73,500
Pacific Drilling SA
150,000	5.38	06/01/20	(a)	146,625

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	39

Schedule of Investments – High Yield Fund

as of September 30, 2013

Corporate Obligations (continued)

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Energy (continued)
Seadrill Ltd.
200,000	6.13	09/15/20	(a)	197,250
Seitel, Inc.
50,000	9.50	04/15/19		50,500
Tervita Corp.
50,000	8.00	11/15/18	(a),(c)	50,438
				1,119,875

Oil Refining & Marketing 0.66%
United Refining Co.
325,000	10.50	02/28/18		364,000
Total Energy				6,419,963

Financial Services 5.33%
Banking 0.37%
Commerzbank AG
200,000	8.13	09/19/23	(a)	204,500

Brokerage 1.33%
Cantor Commercial Real Estate Co. LP
25,000	7.75	02/15/18	(a),(c)	25,563
KCG Holdings, Inc.
50,000	8.25	06/15/18	(a)	49,500
LBG Capital No.1 PLC
600,000	8.00	12/31/49	(a),(d)	629,280
Oppenheimer Holdings, Inc.
25,000	8.75	04/15/18		26,687
				731,030

Cons/Comm/Lease Financing 3.03%
ACE Cash Express, Inc.
100,000	11.00	02/01/19	(a)	95,500
CIT Group, Inc.
75,000	5.00	05/15/17		79,219
iPayment Holdings, Inc.
104,750	15.00	11/15/18	(d)	59,707
Nationstar Mortgage, LLC
50,000	6.50	08/01/18		50,500
250,000	9.63	05/01/19		279,375
225,000	6.50	06/01/22		214,312
Patriot Merger Corp.
100,000	9.00	07/15/21	(a)	103,500
Prospect Holding Co. LLC / Prospect Holding Finance Co.
75,000	10.25	10/01/18	(a)	73,312
SLM Corp.
25,000	3.88	09/10/15		25,625
100,000	5.50	01/15/19		99,138

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
125,000	8.00	03/25/20		135,469
150,000	5.50	01/25/23		138,091
Springleaf Finance Corp.
200,000	6.90	12/15/17		210,000
25,000	7.75	10/01/21	(a)	26,063
25,000	8.25	10/01/23	(a)	26,125
TMX Finance, LLC / TitleMax Finance Corp.
50,000	8.50	09/15/18	(a)	52,500
				1,668,436

Investments & Misc Financial Services 0.51%
American Capital Ltd.
50,000	6.50	09/15/18	(a)	50,750
Icahn Enterprises LP / Icahn Enterprises Finance Corp.
75,000	8.00	01/15/18		78,750
50,000	6.00	08/01/20	(a)	50,250
Nuveen Investments, Inc.
100,000	9.13	10/15/17	(a)	98,750
				278,500

Real Estate Investment Trusts (REITs) 0.09%
DuPont Fabros Technology LP
50,000	5.88	09/15/21	(a)	50,250
Total Financial Services				2,932,716

Healthcare 5.58%
Health Care Providers & Services 0.44%
Healthcare Technology Intermediate, Inc.
75,000	7.38	09/01/18	(a)	76,969
Service Corp. International
175,000	5.38	01/15/22	(a)	167,344
				244,313

Health Facilities 2.42%
Alliance HealthCare Services, Inc.
25,000	8.00	12/01/16		25,750
Amsurg Corp.
25,000	5.63	11/30/20		25,125
CHS/Community Health Systems, Inc.
200,000	8.00	11/15/19		210,750
CRC Health Corp.
150,000	10.75	02/01/16		150,281
HCA Holdings, Inc.
150,000	7.75	05/15/21		159,937
HCA, Inc.
200,000	7.25	09/15/20		218,000
50,000	5.88	05/01/23		49,250
MPT Operating Partnership LP / MPT Finance Corp.
50,000	6.38	02/15/22		50,875

The accompanying notes are an integral part of the financial statements.

40	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – High Yield Fund

as of September 30, 2013

Corporate Obligations (continued)

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Healthcare (continued)
OnCure Holdings, Inc.
100,000	11.75	05/15/17	(b),(c)	49,250
Tenet Healthcare Corp.
375,000	8.13	04/01/22	(a)	392,344
				1,331,562

Managed Care 0.28%
MPH Intermediate Holding Co. 2
150,000	8.38	08/01/18	(a)	154,219

Medical Products 1.14%
Alere, Inc.
50,000	6.50	06/15/20		49,813
Biomet, Inc.
75,000	6.50	08/01/20		77,812
Hologic, Inc.
25,000	6.25	08/01/20		26,156
Kinetic Concepts, Inc.
450,000	12.50	11/01/19		474,750
				628,531

Pharmaceuticals 1.30%
Pinnacle Merger Sub, Inc.
75,000	9.50	10/01/23	(a)	77,531
Valeant Pharmaceuticals International
500,000	6.88	12/01/18	(a)	531,250
50,000	6.75	08/15/18	(a)	53,750
50,000	7.25	07/15/22	(a),(c)	53,500
				716,031
Total Healthcare				3,074,656

Insurance 0.67%
Insurance Brokerage 0.09%
Onex USI Acquisition Corp.
50,000	7.75	01/15/21	(a),(c)	50,250

Monoline Insurance 0.17%
MBIA Insurance Corp.
100,000	11.53	01/15/33	(a)	68,000
MBIA, Inc.
25,000	7.15	07/15/27		23,750
				91,750

Property & Casualty 0.41%
Hockey Merger Sub 2, Inc.
225,000	7.88	10/01/21	(a),(e)	226,406
Total Insurance				368,406

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Media 6.63%
Media Broadcast 1.83%
Clear Channel Communications, Inc.
250,000	10.75	08/01/16		225,625
69,814	11.00	08/01/16		63,181
125,000	9.00	12/15/19		123,125
Sinclair Television Group, Inc.
75,000	5.38	04/01/21	(c)	71,625
75,000	6.38	11/01/21	(a),(e)	75,750
Sirius XM Radio, Inc.
75,000	5.88	10/01/20	(a)	75,844
75,000	4.63	05/15/23	(a),(c)	68,625
Univision Communications, Inc.
150,000	6.88	05/15/19	(a)	161,250
150,000	5.13	05/15/23	(a)	144,375
				1,009,400

Media Cable 2.74%
Altice Finco SA
EUR 100,000	9.00	06/15/23	(a),(e)	139,812
CCO Holdings Capital Corp.
150,000	5.13	02/15/23		138,375
125,000	5.75	09/01/23	(a)	119,062
50,000	5.75	01/15/24		47,375
Cequel Communications Holdings I, LLC
100,000	5.13	12/15/21	(a)	94,750
Cogeco Cable, Inc.
50,000	4.88	05/01/20	(a),(c)	47,938
DISH DBS Corp.
50,000	4.25	04/01/18		50,312
50,000	5.13	05/01/20		49,750
75,000	6.75	06/01/21		79,219
100,000	5.00	03/15/23		93,250
Midcontinent Communications & Midcontinent Finance Corp.
25,000	6.25	08/01/21	(a)	25,250
RCN Telecom Services, LLC / RCN Capital Corp.
75,000	8.50	08/15/20	(a)	73,500
Unitymedia Hessen GmbH & Co.
200,000	5.50	01/15/23	(a)	190,500
UPCB Finance VI Ltd.
150,000	6.88	01/15/22	(a)	159,750
Virgin Media Finance PLC
200,000	6.38	04/15/23	(a)	200,000
				1,508,843

Media Services 0.70%
Affinion Group, Inc.
150,000	11.50	10/15/15		131,250
Clear Channel Worldwide Holdings, Inc.
50,000	7.63	03/15/20		51,875

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	41

Schedule of Investments – High Yield Fund

as of September 30, 2013

Corporate Obligations (continued)

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Media (continued)
Southern Graphics, Inc.
100,000	8.38	10/15/20	(a)	104,000
The Nielsen Co. Luxembourg SARL
100,000	5.50	10/01/21	(a)	100,375
				387,500

Printing & Publishing 1.36%
ARC Document Solutions, Inc.
25,000	10.50	12/15/16		26,250
MPL 2 Acquisition Canco, Inc.
75,000	9.88	08/15/18	(a)	77,250
ProQuest Notes Co.
350,000	9.00	10/15/18	(a)	353,500
RR Donnelley & Sons Co.
25,000	7.88	03/15/21		26,938
25,000	7.00	02/15/22		25,250
The McClatchy Co.
225,000	9.00	12/15/22		238,500
				747,688
Total Media				3,653,431

Real Estate 0.05%
Real Estate Investment Trusts (REITs) 0.05%
iStar Financial, Inc.
25,000	3.88	07/01/16		25,188
Total Real Estate				25,188

Services 12.15%
Airlines 0.77%
Air Canada
50,000	6.75	10/01/19	(a)	49,812
50,000	8.75	04/01/20	(a)	50,712
Air Canada 2013-1 Class B Pass Through Trust
25,000	5.38	11/15/22	(a),(c)	24,125
Air Canada 2013-1 Class C Pass Through Trust
25,000	6.63	05/15/18	(a),(c)	24,833
Continental Airlines 2012-3 Class C Pass Through Certificates
100,000	6.13	04/29/18		101,750
Hawaiian Airlines 2013-1 Class B Pass Through Certificates
25,000	4.95	01/15/22		22,938
United Airlines, Inc.
50,000	6.75	09/15/15	(a),(c)	51,750
United Continental Holdings, Inc.
25,000	6.38	06/01/18		25,562
US Airways 2012-2 Class C Pass Through Trust
25,000	5.45	06/03/18		23,500

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
US Airways Group, Inc.
50,000	6.13	06/01/18		48,187
				423,169

Building & Construction 0.68%
Ashton Woods USA, LLC
150,000	6.88	02/15/21	(a)	147,375
Beazer Homes USA, Inc.
50,000	7.25	02/01/23		48,250
DR Horton, Inc.
75,000	5.75	08/15/23		75,703
K Hovnanian Enterprises, Inc.
25,000	6.25	01/15/16		26,000
Meritage Homes Corp.
25,000	4.50	03/01/18		24,688
Woodside Homes Co., LLC / Woodside Homes Finance, Inc.
50,000	6.75	12/15/21	(a)	50,250
				372,266

Gaming 1.59%
Caesars Entertainment Operating Co., Inc.
25,000	11.25	06/01/17	(e)	25,438
50,000	8.50	02/15/20		46,156
100,000	9.00	02/15/20	(e)	94,625
CityCenter Finance Corp.
325,000	10.75	01/15/17		350,187
MGM Resorts International
50,000	6.63	12/15/21		51,812
Mohegan Tribal Gaming Authority
25,000	9.75	09/01/21	(a)	26,250
Peninsula Gaming Corp.
25,000	8.38	02/15/18	(a),(c)	27,125
Pinnacle Entertainment, Inc.
25,000	7.50	04/15/21		27,313
PNK Finance Corp.
175,000	6.38	08/01/21	(a)	179,375
Sugarhouse HSP Gaming Finance Corp.
50,000	6.38	06/01/21	(a),(c)	48,000
				876,281

Hotels 0.74%
Hilton Worldwide Finance, LLC / Hilton Worldwide Finance Corp.
225,000	5.63	10/15/21	(a),(e)	225,984
Playa Resorts Holding BV
150,000	8.00	08/15/20	(a)	159,000
RHP Hotel Properties LP
25,000	5.00	04/15/21	(a),(c)	23,563
				408,547

The accompanying notes are an integral part of the financial statements.

42	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – High Yield Fund

as of September 30, 2013

Corporate Obligations (continued)

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Services (continued)
Leisure 0.04%
MISA Investments Ltd.
25,000	8.63	08/15/18	(a)	25,250

Railroads 0.19%
Florida East Coast Railway Corp.
50,000	8.13	02/01/17		52,688
Watco Finance Corp.
50,000	6.38	04/01/23	(a),(c)	49,750
				102,438

Support Services 6.56%
APX Group, Inc.
475,000	8.75	12/01/20	(a)	469,062
ARAMARK Corp.
75,000	5.75	03/15/20	(a)	76,125
Avis Budget Car Rental, LLC / Avis Budget Finance, Inc.
100,000	5.50	04/01/23		93,000
BC Luxco 1 SA
150,000	7.38	01/29/20	(a)	143,250
Brickman Group Holdings, Inc.
275,000	9.13	11/01/18	(a)	295,625
Compiler Finance Sub, Inc.
50,000	7.00	05/01/21	(a),(c)	49,500
Flexi-Van Leasing, Inc.
100,000	7.88	08/15/18	(a)	104,000
Garda World Security Corp.
25,000	9.75	03/15/17	(a),(c)	26,750
H&E Equipment Services, Inc.
25,000	7.00	09/01/22		26,750
Hertz Corp.
25,000	6.25	10/15/22		25,938
Igloo Holdings Corp.
325,000	8.25	12/15/17	(a)	335,562
Monitronics International, Inc.
25,000	9.13	04/01/20	(a)	26,313
Neff Finance Corp.
300,000	9.63	05/15/16	(a)	321,000
NES Rentals Holdings, Inc.
125,000	7.88	05/01/18	(a)	128,125
Pinnacle Operating Corp.
75,000	9.00	11/15/20	(a)	76,969
ServiceMaster Co.
125,000	8.00	02/15/20		124,375
25,000	7.00	08/15/20		23,750
The Geo Group, Inc.
50,000	5.88	01/15/22	(a),(e)	49,562
Travelport Holdings, Inc.
405,000	13.88	03/01/16	(a)	423,225
150,000	11.88	09/01/16		148,500

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Trionista Holdco GmbH
EUR 100,000	5.00	04/30/20	(a)	137,314
Trionista TopCo GmbH
EUR 100,000	6.88	04/30/21	(a),(d)	139,682
United Rentals North America, Inc.
275,000	10.25	11/15/19		312,125
50,000	8.25	02/01/21		55,750
				3,612,252

Theaters & Entertainment 0.36%
Cinemark USA, Inc.
25,000	5.13	12/15/22		23,562
Live Nation Entertainment, Inc.
25,000	7.00	09/01/20	(a)	26,219
NAI Entertainment Holdings / NAI Entertainment Holdings Finance Corp.
100,000	5.00	08/01/18	(a)	102,500
Regal Entertainment Group
25,000	5.75	06/15/23		23,687
25,000	5.75	02/01/25		23,188
				199,156

Transportation Excluding Air & Rail 1.22%
CMA CGM SA
300,000	8.50	04/15/17	(a)	285,000
Hapag-Lloyd AG
EUR 100,000	7.75	10/01/18	(a)	138,554
Jack Cooper Holdings Corp.
100,000	9.25	06/01/20	(a)	107,250
Swift Services Holdings, Inc.
125,000	10.00	11/15/18		139,375
				670,179
Total Services				6,689,538

Technology & Electronics 6.54%
Electronics 1.63%
Artesyn Escrow, Inc.
100,000	9.75	10/15/20	(a),(e)	101,000
Freescale Semiconductor, Inc.
75,000	5.00	05/15/21	(a),(c)	71,625
Magnachip Semiconductor Corp.
50,000	6.63	07/15/21	(a)	49,625
NXP Funding, LLC
200,000	3.75	06/01/18	(a)	196,000
200,000	5.75	02/15/21	(a)	204,000
200,000	5.75	03/15/23	(a)	198,500
SunEdison, Inc.
75,000	7.75	04/01/19		78,000
				898,750

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	43

Schedule of Investments – High Yield Fund

as of September 30, 2013

Corporate Obligations (continued)

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Technology & Electronics (continued)
Software & Services 3.87%
ACI Worldwide, Inc.
25,000	6.38	08/15/20	(a)	25,500
Activision Blizzard, Inc.
125,000	5.63	09/15/21	(a)	125,469
25,000	6.13	09/15/23	(a)	25,188
Allen Systems Group, Inc.
50,000	10.50	11/15/16	(a),(c)	30,625
Ancestry.com, Inc.
150,000	9.63	10/15/18	(a)	150,750
250,000	11.00	12/15/20		286,250
Bankrate, Inc.
50,000	6.13	08/15/18	(a)	50,125
BMC Software Finance, Inc.
125,000	8.13	07/15/21	(a)	130,312
Ceridian HCM Holding, Inc.
50,000	11.00	03/15/21	(a),(c)	58,125
Eagle Midco, Inc.
50,000	9.00	06/15/18	(a),(c)	50,500
First Data Corp.
423,000	11.25	03/31/16		425,115
50,000	12.63	01/15/21		55,250
175,000	10.63	06/15/21	(a),(c)	178,500
450,000	11.75	08/15/21	(a)	436,500
iPayment, Inc.
75,000	10.25	05/15/18		54,000
VeriSign, Inc.
50,000	4.63	05/01/23	(a),(c)	47,250
				2,129,459

Telecommunications Equipment 1.04%
Alcatel-Lucent USA, Inc.
200,000	8.88	01/01/20	(a)	212,000
250,000	6.50	01/15/28		210,000
CommScope Holding Co., Inc.
150,000	6.63	06/01/20	(a)	150,000
				572,000
Total Technology & Electronics				3,600,209

Telecommunication 9.62%
Telecom — Fixed Line 0.44%
EarthLink, Inc.
250,000	8.88	05/15/19		241,875

Telecom — Integrated/Services 3.85%
CenturyLink, Inc.
25,000	5.63	04/01/20		24,531
400,000	7.60	09/15/39		360,000

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Cincinnati Bell, Inc.
250,000	8.25	10/15/17		260,812
Equinix, Inc.
275,000	5.38	04/01/23		261,250
Frontier Communications Corp.
25,000	7.63	04/15/24		25,125
Intelsat Jackson Holdings SA
250,000	5.50	08/01/23	(a)	235,000
Intelsat Luxembourg SA
25,000	6.75	06/01/18	(a),(c)	26,063
100,000	8.13	06/01/23	(a)	105,875
Level 3 Financing, Inc.
25,000	8.63	07/15/20		27,438
TW Telecom Holdings, Inc.
50,000	5.38	10/01/22	(a)	47,875
125,000	6.38	09/01/23	(a)	124,688
Windstream Corp.
443,000	7.50	04/01/23		439,677
200,000	6.38	08/01/23		184,000
				2,122,334

Wireless Telecommunication Services 5.33%
Crown Castle International Corp.
50,000	5.25	01/15/23		46,250
Digicel Ltd.
250,000	6.00	04/15/21	(a)	235,625
Matterhorn Financing & CY SCA
EUR 100,000	9.00	04/15/19	(a)	136,976
MetroPCS Wireless, Inc.
75,000	6.25	04/01/21	(a)	75,656
375,000	6.63	04/01/23	(a)	377,344
NII Capital Corp.
75,000	10.00	08/15/16		72,375
225,000	8.88	12/15/19		176,625
50,000	7.63	04/01/21		35,750
NII International Telecom SCA
125,000	7.88	08/15/19	(a)	114,062
Sprint Capital Corp.
25,000	6.88	11/15/28		22,438
450,000	8.75	03/15/32		459,562
Sprint Communications, Inc.
100,000	8.38	08/15/17		113,500
Sprint Corp.
50,000	7.25	09/15/21	(a)	50,625
625,000	7.88	09/15/23	(a)	639,062
T-Mobile USA, Inc.
50,000	5.25	09/01/18	(a)	51,063
Wind Acquisition Holdings Finance SA
331,375	12.25	07/15/17	(a)	328,890
				2,935,803
Total Telecommunication				5,300,012

The accompanying notes are an integral part of the financial statements.

44	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – High Yield Fund

as of September 30, 2013

Corporate Obligations (continued)

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Utility 2.47%
Electric Generation 2.14%
Calpine Corp.
100,000	7.50	02/15/21	(a)	106,750
25,000	7.88	01/15/23	(a)	26,438
Dynegy, Inc.
75,000	5.88	06/01/23	(a),(c)	68,625
Edison Mission Energy
320,000	7.00	05/15/17	(b)	213,600
Energy Future Intermediate Holding Co., LLC
139,972	11.25	12/01/18	(a),(d)	93,081
100,000	12.25	03/01/22	(a),(d)	113,000
GenOn Energy, Inc.
400,000	9.50	10/15/18		452,000
50,000	9.88	10/15/20		55,375
NRG Energy, Inc.
50,000	6.63	03/15/23		49,250
				1,178,119

Electric Integrated 0.33%
AES Corp.
50,000	8.00	10/15/17		57,750
25,000	4.88	05/15/23		23,500
Ameren Energy Generating Co.
100,000	7.00	04/15/18		84,250
25,000	6.30	04/01/20		19,312
				184,812
Total Utility				1,362,931
Total Corporate Obligations (Cost $49,697,802)				49,633,877

Senior Term Loans 5.55%(d)

Automotive 0.52%
Auto Parts & Equipments 0.52%
Exide Technologies, Inc.
208,563	9.00	10/19/14	(c)	209,084
Tower Automotive Holdings
74,812	4.75	04/23/20		75,093
Total Automotive				284,177

Basic Industry 0.23%
Building Materials 0.09%
CPG International, Inc.
50,000	4.75	09/30/20		49,781

Metals & Mining Excluding Steel 0.14%
Oxbow Carbon & Minerals, LLC
75,000	8.00	01/18/20		76,125
Total Basic Industry				125,906

Senior Term Loans (continued)

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Capital Goods 0.09%
Aerospace & Defense 0.09%
Silver II US Holdings, LLC
49,625	4.00	12/13/19	(c)	49,349
Total Capital Goods				49,349

Consumer Non-Cyclical 0.27%
Food-Wholesale 0.27%
Performance Food Group, Inc.
74,812	6.25	11/14/19		74,252
Pinnacle Foods Finance, LLC
74,625	3.25	04/29/20	(c)	74,121
Total Consumer Non-Cyclical				148,373

Energy 0.68%
Energy Exploration & Production 0.50%
Fieldwood Energy, LLC
250,000	8.38	10/01/20	(e)	250,156
NFR Energy, LLC
25,000	8.75	12/31/18	(c)	25,125
				275,281

Oil Field Equipment & Services 0.18%
Stallion Oilfield Holdings, Inc.
100,000	8.00	06/19/18		102,000
Total Energy				377,281

Financial Services 0.41%
Brokerage 0.18%
Knight Capital Group, Inc.
100,000	5.75	12/05/17		100,156

Investments & Misc Financial Services 0.23%
Guggenheim Partners Investment Mgmt
75,000	4.00	07/22/20		75,357
Orchard Acquisition Co., LLC
49,908	9.00	02/07/19	(c)	50,313
				125,670
Total Financial Services				225,826

Insurance 0.95%
Insurance Brokerage 0.95%
Lonestar International Super Holdings, LLC
500,000	11.00	09/02/19		523,750
Total Insurance				523,750

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	45

Schedule of Investments – High Yield Fund

as of September 30, 2013

Senior Term Loans (concluded)

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Media 0.71%
Media Broadcast 0.18%
Univision Communications, Inc.
99,500	4.00	03/01/20	(c)	98,738

Media Cable 0.13%
Altice Financing S.A.
75,000	5.50	07/15/19		73,875

Printing & Publishing 0.40%
Harland Clarke Holdings
223,281	7.00	05/22/18	(c)	221,421
Total Media				394,034

Services 1.35%
Hotels 0.18%
Hilton Worldwide Finance, LLC
100,000	4.00	09/23/20		100,010

Support Services 0.59%
Sabre, Inc.
50,000	4.50	02/19/19	(e)	49,906
Travelport, LLC
267,200	9.50	01/31/16	(c)	276,663
				326,569

Transportation Excluding Air & Rail 0.58%
American Airlines, Inc.
199,500	4.75	06/27/19		198,503
Commercial Barge Line Co.
125,000	10.75	03/22/20	(c)	119,375
				317,878
Total Services				744,457

Utility 0.34%
Texas Competitive Electric Holdings Company, LLC
275,000	5.50	10/10/17	(c)	185,625
Total Utility				185,625
Total Senior Term Loans (Cost $3,058,017)				3,058,778

Preferred Stocks 0.65%

	Interest Rate (%)	Shares	Value ($)
Banking 0.65%
Banking 0.65%
Ally Financial,
Inc.(a)	7.00	329	314,380
Ally Financial,
Inc.	8.50	1,100	29,458
GMAC Capital
Trust I	8.13	550	14,712
Total Banking			358,550
Total Preferred Stocks (Cost $367,121)			358,550

Common Stock 0.11%

Insurance 0.11%
Ambac Financial Group, Inc. *		3,349	60,751
Total Insurance			60,751
Total Common Stock (Cost $45,844)			60,751

Short-Term Investment 2.49%
State Street Institutional Liquid Reserve, 0.07%(f)		1,368,965	1,368,965
Total Short-Term Investment (Cost $1,368,965)			1,368,965
Total Investments 98.93% (Cost $54,537,749)			54,480,921
Other Assets Less Liabilities 1.07%			587,093
Net Assets 100.00%			55,068,014

*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

46	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – High Yield Fund

as of September 30, 2013

(a)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the value of these securities amounted to $28,459,679 or 51.68% of net assets. Exempt securities that are also illiquid are as follows:

Security	Acquisition date	Cost	Market Value
Hapag-Lloyd AG, 7.75%, maturing 10/01/18	09/20/13	135,225	138,554
Air Canada, 8.75%, maturing 04/01/20	09/19/13	50,000	50,712
Air Canada, 6.75%, maturing 10/01/19	09/19/13	50,000	49,812
Allegion US Holding Co., 5.75%, maturing 10/01/21	09/27/13	25,000	25,188
American Capital Ltd., 6.50%, maturing 09/15/18	09/17/13	50,000	50,750
Artesyn Escrow, Inc., 9.75%, maturing 10/15/20	09/26/13	100,000	101,000
Associated Materials, LLC, 9.13%, maturing 11/01/17	04/23/13	26,500	26,688
BI-LO, LLC / BI-LO Finance Corp., 8.63%, maturing 09/15/18	09/17/13	247,500	153,000
Boise Cascade Co., 6.38%, maturing 11/01/20	08/12/13	25,875	26,000
CPG Merger Sub, LLC, 8.00%, maturing 10/01/21	09/24/13	100,000	102,125
Calpine Corp., 7.88%, maturing 01/15/23	09/19/13	27,125	26,438
Energy XXI Gulf Coast, Inc., 7.50%, maturing 12/15/21	9/23 & 9/24/13	100,000	99,000
The Geo Group, Inc., 5.88%, maturing 01/15/22	09/19/13	50,000	49,562
Garda World Security Corp., 9.75%, maturing 03/15/17	06/10/13	26,438	26,750
Hercules Offshore, Inc., 7.50%, maturing 10/01/21	9/17 & 9/18/13	150,000	150,750
Hilton Worldwide Finance, LLC / Hilton Worldwide Finance Corp., 5.63%, maturing 10/15/21	9/20 & 9/23/13	225,250	225,984
Hockey Merger Sub 2, Inc., 7.88%, maturing 10/01/21	09/17/13	250,000	226,406
Icon Health & Fitness, Inc., 11.88%, maturing 10/15/16	09/23/13	43,625	43,000
Virgin Media Finance PLC, 6.38%, maturing 04/15/23	09/18/13	200,000	200,000
Magnum Hunter Resources Corp., 9.75%, maturing 05/15/20	09/19/13	52,000	52,000
Monitronics International, Inc., 9.13%, maturing 04/01/20	07/11/13	50,000	26,313
The Nielsen Co. Luxembourg SARL, 5.50%, maturing 10/01/21	09/20/13	100,000	100,375
Pinnacle Merger Sub, Inc., 9.50%, maturing 10/01/23	09/18/13	75,000	77,531
Playa Resorts Holding BV, 8.00%, maturing 08/15/20	09/20/13	150,000	159,000
Prospect Holding Co. LLC / Prospect Holding Finance Co., 10.25%, maturing 10/01/18	09/18/13	72,872	73,312
Seadrill Ltd., 6.13%, maturing 10/01/18	09/20/13	200,000	197,250
Sinclair Television Group, Inc., 6.38%, maturing 11/01/21	09/26/13	75,000	75,750
Sirius XM Radio, Inc., 5.88%, maturing 10/01/20	09/19/13	75,000	75,844
Springleaf Finance Corp., 7.75%, maturing 10/01/21	09/17/13	25,000	26,063
Springleaf Finance Corp., 8.25%, maturing 10/01/23	09/17/13	25,000	26,125
Titan International, Inc., 6.88%, maturing 10/01/20	09/26/13	75,219	75,937
Titan International, Inc., 7.88%, maturing 10/01/17	03/06/13	26,563	26,675
Walter Energy, Inc., 9.50%, maturing 10/15/19	9/19 & 9/20/13	256,888	259,687

(b)	Defaulted security.

(c)	Illiquid security.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	47

Schedule of Investments – High Yield Fund

as of September 30, 2013

(d)	Variable rate security. The interest rate shown reflects the rate currently in effect.

(e)	Security purchased on a when-issued basis.

(f)	Yield as of September 30, 2013.

EUR	— Euro Currency

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments.

Credit Quality Breakdown*
September 30, 2013

S&P Ratings
BBB	0.64%
BBB-	1.47%
BB+	3.76%
BB	9.13%
BB-	9.41%
B+	11.71%

S&P Ratings (continued)
B	13.15%
B-	11.67%
CCC+	21.94%
CCC	3.12%
CCC-	2.19%
CC	0.17%
C	0.12%
D	0.10%
NR	8.91%
Short-Term Investment	2.51%

Total	100.00%

*	Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time.

NR — Not rated.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investors Service.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$49,633,877	$—	$49,633,877
Senior Term Loans	—	3,058,778	—	3,058,778
Preferred Stocks	44,170	314,380	—	358,550
Common Stock	60,751	—	—	60,751
Short-Term Investment	—	1,368,965	—	1,368,965
Total Investments	$104,921	$54,376,000	$—	$54,480,921

The accompanying notes are an integral part of the financial statements.

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Nomura Partners Funds	The World from Asia	:	49

Statements of Assets and Liabilities

As of September 30, 2013

The Japan Fund ($)
Assets:
Investments, at value	184,329,949
Cash	—
Foreign currency	5,116,726
Receivable for investment securities sold	810,316
Receivable for Fund shares sold	371,589
Dividends and interest receivable	1,220,815
Receivable from investment advisor	—
Deferred offering costs	—
Prepaid expenses	3,163

Total Assets	191,852,558

Liabilities:
Payable for investments purchased	640,816
Dividends	—
Foreign currency overdraft	—
Payable for Fund shares redeemed	287,033
Accrued investment advisory fees	58,058
Accrued distribution fees	42,736
Accrued directors’ fees and expenses	14,378
Other accrued expenses and payables	190,509

Total Liabilities	1,233,530

Net Assets	190,619,028

Net assets consist of:
Paid-in capital	199,522,730
Accumulated net investment income (loss)	(965,312)
Accumulated net realized gain (loss) on investments and foreign currency related transactions	(59,514,558)
Net unrealized appreciation (depreciation) on:
Investments	51,799,657
Foreign currency related translations	(223,489)

Net Assets	190,619,028

Net Assets
Class A	11,057,336
Class C	11,288,161
Class I	8,184,659
Class S	160,088,872

Capital Shares Outstanding
Class A	906,498
Class C	948,057
Class I	674,605
Class S	13,052,077

Net Asset Value and Offering Price Per Share
Class A	12.20
Class C	11.91
Class I	12.13
Class S	12.27

Offering Price Per Share
Class A (100/94.25 of net assets) (100/96.25 for High Yield Fund)	12.94
Investments at cost for non-affiliated issuers	132,530,292
Cost of cash denominated in foreign currencies	5,346,821

The accompanying notes are an integral part of the financial statements.

50	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Asia Pacific ex Japan Fund ($)	Global Equity Income Fund ($)	Global Emerging Markets Fund ($)	High Yield Fund ($)

7,821,607	7,774,796	17,418,886	54,480,921
—	722	53,980	153,828
307,690	83,495	32,556	—
—	171,378	132,367	2,274,684
1,196	57,000	22,084	138,729
7,738	34,453	22,883	1,087,099
36,048	25,445	18,815	44,592
—	—	—	37,109
946	795	946	—

8,175,225	8,148,084	17,702,517	58,216,962

206,096	269,060	210,021	3,062,618
—	—	—	11,336
—	—	—	74
21	—	8,228	1,503
—	—	—	—
1,939	576	1,889	2,239
4,887	4,831	5,285	7,369
57,363	50,614	59,068	63,809

270,306	325,081	284,491	3,148,948

7,904,919	7,823,003	17,418,026	55,068,014

6,839,582	5,703,533	16,687,542	54,434,040
—	14,010	101,876	120,779
72,724	440,171	(1,812,179)	569,452

992,530	1,665,685	2,442,319	(56,828)
83	(396)	(1,532)	571

7,904,919	7,823,003	17,418,026	55,068,014

3,691,414	514,195	4,432,139	5,271,077
1,430,235	708,415	1,247,145	1,766,548
2,783,270	6,600,393	11,738,742	48,030,389
—	—	—	—

254,387	37,122	336,196	515,310
100,679	51,068	97,224	172,706
190,441	476,907	882,061	4,694,415
—	—	—	—

14.51	13.85	13.18	10.23
14.21	13.87	12.83	10.23
14.61	13.84	13.31	10.23
—	—	—	—

15.40	14.69	13.98	10.63
6,829,077	6,109,111	14,976,567	54,537,749
307,646	83,553	32,479	(74)

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	51

Statements of Operations

For the year ended September 30, 2013

The Japan Fund ($)
Investment Income:
Dividend income	3,168,959
Less: foreign taxes withheld	(226,541)
Interest income	—

Total investment income	2,942,418

Expenses:
Investment advisor fees	981,537
Transfer agent fees	615,410
Administration fees	322,127
Legal fees	158,209
Custodian fees	312,466
Compliance services fees	147,421
Directors’ fees and expenses	146,809
Distribution fees — Class A	11,889
Distribution fees — Class C	46,164
Distribution fees — Class S	100,039
Registration fees	58,202
Reports to shareholders	27,723
Audit fees and tax services	26,482
Amortization of offering costs	—
Organizational costs	—
Other expenses	65,503

Total expenses	3,019,981

Less: Fee waivers and expense reimbursements (see Note E)	(244,457)
Net Expenses	2,775,524

Net Investment Income (Loss)	166,894

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	9,549,372
Foreign currency related transactions	(528,833)

Total Realized Gain (Loss)	9,020,539

Net change in unrealized appreciation (depreciation) on:
Investments	34,192,762
Foreign currency related translations	(213,611)

Net Change in Unrealized Appreciation (Depreciation)	33,979,151

Net Realized and Unrealized Gain (Loss)	42,999,690

Increase (Decrease) in Net Assets Resulting from Operations	43,166,584

*	Fund commenced operations on December 27, 2012.

The accompanying notes are an integral part of the financial statements.

52	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Asia Pacific ex Japan Fund ($)	Global Equity Income Fund ($)	Global Emerging Markets Fund ($)	High Yield Fund ($)*

203,151	305,605	401,132	11,422
(21,413)	(11,044)	(44,446)	—
330	122	469	2,471,094

182,068	294,683	357,155	2,482,516

103,167	71,423	175,224	213,489
50,628	12,579	76,609	19,372
162,824	162,803	162,810	122,180
26,895	8,100	30,812	42,449
80,915	66,734	83,025	89,064
29,681	29,546	40,647	40,554
40,692	40,335	45,031	50,737
10,009	951	8,344	5,107
16,759	2,811	9,412	9,346
—	—	—	—
34,740	32,800	33,159	5,462
18,959	17,246	19,348	18,572
19,982	19,982	19,982	19,625
—	—	—	110,739
—	—	—	118,693
21,730	19,960	22,141	1,656

616,981	485,270	726,544	867,045

(449,532)	(382,307)	(475,153)	(573,416)
167,449	102,963	251,391	293,629

14,619	191,720	105,764	2,188,887

1,219,388	486,589	(733,500)	581,900
(26,703)	977	1,737	(3,164)

1,192,685	487,566	(731,763)	578,736

(1,372,034)	417,595	307,298	(56,828)
(176)	(1,115)	(2,766)	571

(1,372,210)	416,480	304,532	(56,257)

(179,525)	904,046	(427,231)	522,479

(164,906)	1,095,766	(321,467)	2,711,366

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	53

Statements of Changes in Net Assets

	The Japan Fund		Asia Pacific ex Japan Fund
	For the year ended September 30, 2013 ($)	For the year ended September 30, 2012 ($)	For the year ended September 30, 2013 ($)	For the year ended September 30, 2012 ($)
Operations:
Net investment income (loss)	166,894	551,201	14,619	27,159
Net realized gain (loss)	9,020,539	(10,810,787)	1,192,685	(876,764)
Net change in unrealized appreciation (depreciation)	33,979,151	9,620,932	(1,372,210)	2,876,102

Net increase (decrease) in net assets resulting from operations	43,166,584	(638,654)	(164,906)	2,026,497

Distributions to shareholders from:
Net investment income:
Class A	(17,583)	(31,601)	(24,626)	(8,456)
Class C	(1,090)	(662)	—	—
Class I	(58,551)	(461,326)	(31,242)	(45,131)
Class S	(1,647,286)	(819,990)	—	—
Net realized gains:
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—

Total distributions to shareholders	(1,724,510)	(1,313,579)	(55,868)	(53,587)

Share transactions (See Note H)
Proceeds from shares sold	30,287,715	16,091,967	4,166,937	5,688,368
Reinvestment of cash distributions	1,465,781	1,162,309	29,795	45,668
Cost of shares redeemed	(35,536,298)	(102,927,051)	(4,874,923)	(12,149,073)
Redemption fees	6,835	4,020	106	84

Net increase (decrease) in net assets from Fund share transactions	(3,775,967)	(85,668,755)	(678,085)	(6,414,953)

Increase (decrease) in net assets	37,666,107	(87,620,988)	(898,859)	(4,442,043)

Net Assets
Beginning of year	152,952,921	240,573,909	8,803,778	13,245,821

End of year	190,619,028	152,952,921	7,904,919	8,803,778

Accumulated net investment income (loss)	(965,312)	623,323	—	40,268

*	Fund commenced operations on December 27, 2012.

The accompanying notes are an integral part of the financial statements.

54	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Global Equity Income Fund		Global Emerging Markets Fund		High Yield Fund
For the year ended September 30, 2013 ($)	For the year ended September 30, 2012 ($)	For the year ended September 30, 2013 ($)	For the year ended September 30, 2012 ($)	For the period ended September 30, 2013 ($)*

191,720	215,431	105,764	124,524	2,188,887
487,566	18,950	(731,763)	(1,085,609)	578,736
416,480	1,069,732	304,532	2,419,889	(56,257)

1,095,766	1,304,113	(321,467)	1,458,804	2,711,366

(10,120)	(8,584)	(17,901)	(954)	(136,391)
(5,399)	(1,514)	(1,348)	(21)	(54,197)
(219,364)	(222,020)	(94,498)	(35,296)	(1,997,543)
—	—	—	—	—

(1,392)	(16,396)	—	(46,786)	—
(503)	(2,416)	—	(13,883)	—
(39,686)	(303,832)	—	(1,195,313)	—

(276,464)	(554,762)	(113,747)	(1,292,253)	(2,188,131)

1,510,014	515,150	12,646,402	7,806,138	52,476,379
203,304	529,833	72,051	1,167,490	2,162,510
(2,825,709)	(404,037)	(5,610,669)	(7,531,989)	(94,116)
853	217	1,089	247	6

(1,111,538)	641,163	7,108,873	1,441,886	54,544,779

(292,236)	1,390,514	6,673,659	1,608,437	55,068,014

8,115,239	6,724,725	10,744,367	9,135,930	—

7,823,003	8,115,239	17,418,026	10,744,367	55,068,014

14,010	46,116	101,876	108,122	120,779

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	55

Financial Highlights – The Japan Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class A	Year Ended September 30,						Period Ended September 30, 2009(a)
	2013	2012	2011		2010
Selected Per Share Data
Net asset value, beginning of period	$9.38	$9.46	$9.26		$9.16		$8.25
Income (loss) from investment operations:
Net investment income (loss)(b)	0.05	0.02	0.13		0.04		(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.84	(0.05)	0.04	(i)	0.06		0.97	(g)

Total income (loss) from investment operations	2.89	(0.03)	0.17		0.10		0.91

Distributions to shareholders from:
Net investment income	(0.07)	(0.05)	(0.02)		—		—
Net realized gains	—	—	—		—		—

Total distributions	(0.07)	(0.05)	(0.02)		—		—

Redemption fees(b)	— (h)	— (h)	0.05		—		—	(h)

Net asset value, end of period	$12.20	$9.38	$9.46		$9.26		$9.16

Total return (%)(c)(d)	30.99	(0.34)	2.34		1.09		11.03	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$11	$5	$7		$—	(e)	$—	(e)
Ratio of expenses before expense reductions/recoupment (%)(f)	2.00	1.93	1.78		2.35		2.39	**
Ratio of expenses after expense reductions/recoupments (%)	1.85	1.85	1.80		1.85		1.85	**
Ratio of net investment income (loss) (%)	0.46	0.22	1.27		0.49		(0.98	)**
Portfolio turnover rate (%)	62	34	54		47		140	*
Class C	Year Ended September 30,						Period Ended September 30, 2009(a)
	2013	2012	2011		2010
Selected Per Share Data
Net asset value, beginning of period	$9.17	$9.28	$9.16		$9.14		$8.25
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.04)	(0.05)	0.04		(0.07)		(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.79	(0.05)	0.08	(i)	0.09		0.91	(g)

Total income (loss) from investment operations	2.75	(0.10)	0.12		0.02		0.89

Distributions to shareholders from:
Net investment income	(0.01)	(0.01)	—		—		—
Net realized gains	—	—	—		—		—

Total distributions	(0.01)	(0.01)	—		—		—

Redemption fees(b)	— (h)	— (h)	—		—		—

Net asset value, end of period	$11.91	$9.17	$9.28		$9.16		$9.14

Total return (%)(c)(d)	30.08	(1.10)	1.31		0.22		10.79	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$11	$1	$1		$—	(e)	$—	(e)
Ratio of expenses before expense reductions/recoupment (%)(f)	2.70	2.69	2.56		3.02		3.14	**
Ratio of expenses after expense reductions/recoupments (%)	2.60	2.60	2.54		2.60		2.60	**
Ratio of net investment income (loss) (%)	(0.39)	(0.54)	0.45		(0.78)		(0.41	)**
Portfolio turnover rate (%)	62	34	54		47		140	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(g)

From the date of the class commencement on December 29, 2008 to the Fund’s fiscal year end, the Fund had a net realized and unrealized gain on investments and foreign currency transactions. Prior to December 29, 2008, the Fund had a net realized and unrealized loss on investments and foreign currency transactions.

(h)	Amount represents less than $0.01 per share.
(i)

Realized and unrealized gain (loss) per share did not correlate to the aggregate of the net realized and unrealized loss in the Statements of Operations for the year ended September 30, 2011, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

The accompanying notes are an integral part of the financial statements.

56	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – The Japan Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

	Year Ended September 30,				Period Ended September 30, 2009(a)
Class I	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$9.36	$9.44	$9.24	$9.21	$8.25
Income (loss) from investment operations:
Net investment income (loss)(b)	0.01	(0.05)	0.31	(0.01)	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.89	0.03 (g)	(0.12)	0.12	0.92	(e)

Total income (loss) from investment operations	2.90	(0.02)	0.19	0.11	0.96

Distributions to shareholders from:
Net investment income	(0.13)	(0.06)	(0.03)	(0.08)	—
Net realized gains	—	—	—	—	—

Total distributions	(0.13)	(0.06)	(0.03)	(0.08)	—

Redemption fees(b)	— (f)	— (f)	0.04	— (f)	—

Net asset value, end of period	$12.13	$9.36	$9.44	$9.24	$9.21

Total return (%)(c)	31.27	(0.24)	2.46	1.16	11.64	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$8	$7	$78	$1	$2
Ratio of expenses before expense reductions/recoupment (%)(d)	1.75	1.52	1.42	1.89	2.14	**
Ratio of expenses after expense reductions/recoupments (%)	1.60	1.51	1.44	1.60	1.60	**
Ratio of net investment income (loss) (%)	0.13	(0.50)	3.13	(0.08)	0.62	**
Portfolio turnover rate (%)	62	34	54	47	140	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(e)

From the date of the class commencement on December 29, 2008 to the Fund’s fiscal year end, the Fund had a net realized and unrealized gain on investments and foreign currency transactions. Prior to December 29, 2008, the Fund had a net realized and unrealized loss on investments and foreign currency transactions.

(f)	Amount represents less than $0.01 per share.
(g)

Realized and unrealized gain (loss) per share did not correlate to the aggregate of the net realized and unrealized loss in the Statements of Operations for the year ended September 30, 2012, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	57

Financial Highlights – The Japan Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each year presented.

	Year Ended September 30,
Class S	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of year	$9.46	$9.53	$9.33	$9.28	$9.53
Income (loss) from investment operations:
Net investment income (loss)(a)	0.01	0.04	0.03	(0.01)	— (c)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.92	(0.06)	0.19 (e)	0.13	(0.23)

Total income from investment operations	2.93	(0.02)	0.22	0.12	(0.23)

Distributions to shareholders from:
Net investment income	(0.12)	(0.05)	(0.02)	(0.07)	(0.02)
Net realized gain	—	—	—	—	—

Total distributions	(0.12)	(0.05)	(0.02)	(0.07)	(0.02)

Redemption fees(a)(c)	—	—	—	—	—

Net asset value, end of year	$12.27	$9.46	$9.53	$9.33	$9.28

Total return (%)(b)	31.25	(0.17)	2.34	1.29	(2.34)
Ratio to Average Net Assets and Supplemental Data
Net assets, end of year (in millions)	$160	$140	$155	$173	$194
Ratio of expenses before expense reductions/recoupment (%)(d)	1.82	1.77	1.65	1.97	2.22
Ratio of expenses after expense reductions/recoupments (%)	1.67	1.68	1.65	1.68	1.75
Ratio of net investment income (loss) (%)	0.10	0.47	0.28	(0.12)	(0.03)
Portfolio turnover rate (%)	62	34	54	47	140

(a)	Calculated based on average shares outstanding during the year.
(b)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(c)	Amount represents less than $0.01 per share.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(e)

Realized and unrealized gain (loss) per share did not correlate to the aggregate of the net realized and unrealized loss in the Statements of Operations for the year ended September 30, 2011, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

The accompanying notes are an integral part of the financial statements.

58	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – Asia Pacific ex Japan Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

	Year Ended September 30,				Period Ended September 30, 2009(a)
Class A	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$14.79	$12.42	$16.53	$15.31	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.03	0.02	0.09	0.09	0.09
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.21)	2.38	(1.89)	2.88	5.22

Total income (loss) from investment operations	(0.18)	2.40	(1.80)	2.97	5.31

Distributions to shareholders from:
Net investment income	(0.10)	(0.03)	(0.14)	(0.09)	—
Net realized gains	—	—	(2.17)	(1.66)	—

Total distributions	(0.10)	(0.03)	(2.31)	(1.75)	—

Redemption fees(b)	— (g)	— (g)	— (g)	—	—

Net asset value, end of period	$14.51	$14.79	$12.42	$16.53	$15.31

Total return (%)(c)(d)	(1.25)	19.40	(13.22)	20.88	53.10	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$4	$4	$3	$— (e)	$—	(e)
Ratio of expenses before expense reductions (%)(f)	6.55	4.71	4.61	9.04	14.19	**
Ratio of expenses after expense reductions (%)	1.75	1.75	1.75	1.85	1.85	**
Ratio of net investment income (loss) (%)	0.19	0.16	0.59	0.59	0.98	**
Portfolio turnover rate (%)	118	54	42	125	123	*

	Year Ended September 30,				Period Ended September 30, 2009(a)
Class C	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$14.49	$12.23	$16.40	$15.22	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.09)	(0.08)	(0.03)	(0.08)	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.19)	2.34	(1.85)	2.92	5.20

Total income (loss) from investment operations	(0.28)	2.26	(1.88)	2.84	5.22

Distributions to shareholders from:
Net investment income	—	—	(0.12)	—	—
Net realized gains	—	—	(2.17)	(1.66)	—

Total distributions	—	—	(2.29)	(1.66)	—

Redemption fees(b)	— (g)	— (g)	— (g)	—	—

Net asset value, end of period	$14.21	$14.49	$12.23	$16.40	$15.22

Total return (%)(c)(d)	(1.93)	18.48	(13.85)	20.03	52.20	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$1	$2	$1	$— (e)	$—	(e)
Ratio of expenses before expense reductions (%)(f)	7.31	5.43	5.41	9.85	14.94	**
Ratio of expenses after expense reductions (%)	2.50	2.50	2.50	2.60	2.60	**
Ratio of net investment income (loss) (%)	(0.63)	(0.56)	(0.23)	(0.54)	0.17	**
Portfolio turnover rate (%)	118	54	42	125	123	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(g)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	59

Financial Highlights – Asia Pacific ex Japan Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

	Year Ended September 30,				Period Ended September 30, 2009(a)
Class I	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$14.89	$12.51	$16.60	$15.34	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.07	0.05	0.07	0.14	0.11
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.21)	2.39	(1.84)	2.87	5.23

Total income (loss) from investment operations	(0.14)	2.44	(1.77)	3.01	5.34

Distributions to shareholders from:
Net investment income	(0.14)	(0.06)	(0.15)	(0.09)	—
Net realized gains	—	—	(2.17)	(1.66)	—

Total distributions	(0.14)	(0.06)	(2.32)	(1.75)	—

Redemption fees(b)	— (e)	— (e)	—	— (e)	—

Net asset value, end of period	$14.61	$14.89	$12.51	$16.60	$15.34

Total return (%)(c)	(0.99)	19.60	(12.99)	21.17	53.40	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$3	$3	$8	$9	$8
Ratio of expenses before expense reductions (%)(d)	6.27	4.18	4.65	8.15	13.94	**
Ratio of expenses after expense reductions (%)	1.50	1.50	1.51	1.60	1.60	**
Ratio of net investment income (loss) (%)	0.48	0.35	0.45	0.94	1.20	**
Portfolio turnover rate (%)	118	54	42	125	123	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(e)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

60	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – Global Equity Income Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

	Year Ended September 30,				Period Ended September 30, 2009(a)
Class A	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$12.52	$11.30	$12.37	$11.85	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.31	0.32	0.39	0.30	0.22
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.45	1.76	(0.57)	0.69	1.76

Total income (loss) from investment operations	1.76	2.08	(0.18)	0.99	1.98

Distributions to shareholders from:
Net investment income	(0.37)	(0.34)	(0.32)	(0.25)	(0.13)
Net realized gains	(0.06)	(0.53)	(0.57)	(0.22)	—

Total distributions	(0.43)	(0.87)	(0.89)	(0.47)	(0.13)

Redemption fees(b)	— (g)	0.01	—	—	—

Net asset value, end of period	$13.85	$12.52	$11.30	$12.37	$11.85

Total return (%)(c)(d)	14.37	19.15	(2.08)	8.50	20.03	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	$—	$—	$—	$—	$—
Ratio of expenses before expense reductions (%)(f)	6.39	7.07	7.29	9.83	16.34	**
Ratio of expenses after expense reductions (%)	1.50	1.50	1.50	1.75	1.75	**
Ratio of net investment income (loss) (%)	2.32	2.63	3.06	2.55	2.94	**
Portfolio turnover rate (%)	44	45	49	39	33	*
	Year Ended September 30,				Period Ended September 30, 2009(a)
Class C	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$12.56	$11.35	$12.43	$11.85	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.23	0.23	0.29	0.17	0.18
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.43	1.78	(0.57)	0.73	1.75

Total income (loss) from investment operations	1.66	2.01	(0.28)	0.90	1.93

Distributions to shareholders from:
Net investment income	(0.29)	(0.27)	(0.23)	(0.10)	(0.08)
Net realized gains	(0.06)	(0.53)	(0.57)	(0.22)	—

Total distributions	(0.35)	(0.80)	(0.80)	(0.32)	(0.08)

Redemption fees(b)	— (g)	—	—	—	—

Net asset value, end of period	$13.87	$12.56	$11.35	$12.43	$11.85

Total return (%)(c)(d)	13.48	18.21	(2.80)	7.61	19.41	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	$—	$—	$—	$—	$—
Ratio of expenses before expense reductions (%)(f)	7.26	7.89	8.18	10.59	17.09	**
Ratio of expenses after expense reductions (%)	2.25	2.25	2.26	2.50	2.50	**
Ratio of net investment income (loss) (%)	1.72	1.88	2.29	1.46	2.37	**
Portfolio turnover rate (%)	44	45	49	39	33	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(g)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	61

Financial Highlights – Global Equity Income Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

	Year Ended September 30,				Period Ended September 30, 2009(a)
Class I	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$12.50	$11.30	$12.36	$11.86	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.32	0.34	0.38	0.28	0.24
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.48	1.77	(0.52)	0.73	1.77

Total income (loss) from investment operations	1.80	2.11	(0.14)	1.01	2.01

Distributions to shareholders from:
Net investment income	(0.40)	(0.38)	(0.35)	(0.29)	(0.15)
Net realized gains	(0.06)	(0.53)	(0.57)	(0.22)	—

Total distributions	(0.46)	(0.91)	(0.92)	(0.51)	(0.15)

Redemption fees(b)	— (e)	—	—	—	—

Net asset value, end of period	$13.84	$12.50	$11.30	$12.36	$11.86

Total return (%)(c)	14.75	19.29	(1.78)	8.70	20.34	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$7	$8	$6	$7	$6
Ratio of expenses before expense reductions (%)(d)	6.06	6.85	7.20	9.91	16.09	**
Ratio of expenses after expense reductions (%)	1.25	1.25	1.27	1.50	1.50	**
Ratio of net investment income (loss) (%)	2.45	2.84	2.97	2.35	3.18	**
Portfolio turnover rate (%)	44	45	49	39	33	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(e)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

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Financial Highlights – Global Emerging Markets Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

	Year Ended September 30,				Period Ended September 30, 2009(a)
Class A	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$13.39	$13.05	$16.67	$15.62	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.11	0.12	0.15	(0.01)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.21)	2.05	(2.29)	2.23	5.67

Total income (loss) from investment operations	(0.10)	2.17	(2.14)	2.22	5.62

Distributions to shareholders from:
Net investment income	(0.11)	(0.04)	—	(0.09)	—
Net realized gains	—	(1.79)	(1.48)	(1.08)	—

Total distributions	(0.11)	(1.83)	(1.48)	(1.17)	—

Redemption fees(b)	— (g)	— (g)	—	—	—

Net asset value, end of period	$13.18	$13.39	$13.05	$16.67	$15.62

Total return (%)(c)(d)	(0.81)	18.45	(14.60)	15.13	56.20	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$4	$2	$— (e)	$— (e)	$—	(e)
Ratio of expenses before expense reductions (%)(f)	5.07	5.16	5.56	7.84	13.58	**
Ratio of expenses after expense reductions (%)	1.85	1.85	1.85	1.95	1.95	**
Ratio of net investment income (loss) (%)	0.80	0.95	0.95	(0.10)	(0.45	)**
Portfolio turnover rate (%)	42	75	50	87	84	*
	Year Ended September 30,				Period Ended September 30, 2009(a)
Class C	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$13.05	$12.83	$16.53	$15.53	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.01	0.05	0.01	(0.13)	0.08
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.19)	1.96	(2.23)	2.22	5.45

Total income (loss) from investment operations	(0.18)	2.01	(2.22)	2.09	5.53

Distributions to shareholders from:
Net investment income	(0.04)	— (g)	—	(0.01)	—
Net realized gains	—	(1.79)	(1.48)	(1.08)	—

Total distributions	(0.04)	(1.79)	(1.48)	(1.09)	—

Redemption fees(b)	— (g)	— (g)	—	—	—

Net asset value, end of period	$12.83	$13.05	$12.83	$16.53	$15.53

Total return (%)(c)(d)	(1.42)	17.42	(15.25)	14.30	55.30	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$1	$— (e)	$— (e)	$— (e)	$—	(e)
Ratio of expenses before expense reductions (%)(f)	5.80	5.78	6.35	8.61	14.33	**
Ratio of expenses after expense reductions (%)	2.60	2.60	2.60	2.70	2.70	**
Ratio of net investment income (loss) (%)	0.07	0.39	0.09	(0.88)	0.79	**
Portfolio turnover rate (%)	42	75	50	87	84	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(g)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	63

Financial Highlights – Global Emerging Markets Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

	Year Ended September 30,				Period Ended September 30, 2009(a)
Class I	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$13.49	$13.13	$16.73	$15.65	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.10	0.13	0.12	0.02	0.14
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.15)	2.07	(2.24)	2.24	5.51

Total income (loss) from investment operations	(0.05)	2.20	(2.12)	2.26	5.65

Distributions to shareholders from:
Net investment income	(0.13)	(0.05)	—	(0.10)	—
Net realized gains	—	(1.79)	(1.48)	(1.08)	—

Total distributions	(0.13)	(1.84)	(1.48)	(1.18)	—

Redemption fees(b)	— (e)	— (e)	— (e)	—	—

Net asset value, end of period	$13.31	$13.49	$13.13	$16.73	$15.65

Total return (%)(c)	(0.44)	18.64	(14.42)	15.40	56.50	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$12	$9	$9	$9	$8
Ratio of expenses before expense reductions (%)(d)	4.87	4.86	5.44	7.62	13.33	**
Ratio of expenses after expense reductions (%)	1.60	1.60	1.61	1.70	1.70	**
Ratio of net investment income (loss) (%)	0.76	0.98	0.75	0.12	1.58	**
Portfolio turnover rate (%)	42	75	50	87	84	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(e)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

64	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – High Yield Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class A	Period Ended September 30, 2013(a)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.50
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.21

Total income (loss) from investment operations	0.71

Distributions to shareholders from:
Net investment income	(0.48)
Net realized gains	—

Total distributions	(0.48)

Redemption fees(b)	—

Net asset value, end of period	$10.23

Total return (%)(c)(d)	7.20	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$5
Ratio of expenses before expense reductions (%)(e)	2.82	**
Ratio of expenses after expense reductions (%)	1.10	**
Ratio of net investment income (loss) (%)	6.48	**
Portfolio turnover rate (%)	148	*
Class C	Period Ended September 30, 2013(a)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.44
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.21

Total income (loss) from investment operations	0.65

Distributions to shareholders from:
Net investment income	(0.42)
Net realized gains	—

Total distributions	(0.42)

Redemption fees(b)	—

Net asset value, end of period	$10.23

Total return (%)(c)(d)	6.63	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$2
Ratio of expenses before expense reductions (%)(e)	3.67	**
Ratio of expenses after expense reductions (%)	1.85	**
Ratio of net investment income (loss) (%)	5.77	**
Portfolio turnover rate (%)	148	*

*	Not Annualized.
**	Annualized.
(a)	Fund commenced operations on December 27, 2012.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	65

Financial Highlights – High Yield Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class I	Period Ended September 30, 2013(a)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.51
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.22

Total income from investment operations	0.73

Distributions to shareholders from:
Net investment income	(0.50)
Net realized gains	—

Total distributions	(0.50)

Redemption fees(b)	—	(e)

Net asset value, end of period	$10.23

Total return (%)(c)	7.39	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$48
Ratio of expenses before expense reductions (%)(d)	2.60	**
Ratio of expenses after expense reductions (%)	0.85	**
Ratio of net investment income (loss) (%)	6.71	**
Portfolio turnover rate (%)	148	*

*	Not Annualized.
**	Annualized.
(a)	Fund commenced operations on December 27, 2012.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(e)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

66	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Notes to Financial Statements

September 30, 2013

A. Organization

Nomura Partners Funds, Inc. (originally incorporated as The Japan Fund, Inc.) (the “Corporation”) was incorporated under the laws of the State of Maryland in 1961. Effective December 1, 2008, the Corporation changed its name from The Japan Fund, Inc. to Nomura Partners Funds, Inc. The Corporation is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation currently consists of the following five series: The Japan Fund, Asia Pacific ex Japan Fund, Global Equity Income Fund, Global Emerging Markets Fund, and High Yield Fund (each individually a “Fund” and collectively, the “Funds”). Each Fund is classified as a diversified series of the Corporation under the 1940 Act. Greater China Fund, India Fund and International Equity Fund liquidated on September 27, 2013.

The Funds commenced operations on December 29, 2008, with the exception of The Japan Fund — Class S, which commenced operations in 1962, and High Yield Fund, which commenced operations on December 27, 2012. The Japan Fund — Class S shares are only available for purchase by current Class S shareholders who were Class S shareholders of record as of December 31, 2008, and for dividend and capital gain reinvestment of Class S shares by such shareholders.

The authorized capital stock of the Corporation consists of 1,400,000,000 shares of a par value of $0.33 1/3 divided among the classes of each Fund evenly, with all classes being authorized at 50,000,000 shares. 150,000,000 shares have been allocated to Funds or classes that are not currently in operation.

The investment objective of each of The Japan Fund, Asia Pacific ex Japan Fund and Global Emerging Markets Fund is to achieve long-term capital growth. The investment objective of Global Equity Income Fund is to achieve current income and long-term growth of capital through investing in relatively high dividend-paying stocks. The investment objective of High Yield Fund is to achieve current yield and capital growth.

The Corporation currently offers Classes A, C and I shares of all Funds. Class S shares of The Japan Fund are closed to new investors. Each share of each class of a Fund represents an equal pro rata interest in such Fund and provides the shareholder the same voting, dividend, and other rights, except that shareholders of each class of a Fund have exclusive voting rights regarding any matter relating solely to that particular class. Class A shares are subject to a 5.75% front end sales load (3.75% for High Yield Fund) and Class C shares are subject to a 1.00% contingent deferred sales charge for redemptions made within one year of purchase date.

B. Summary of Significant Accounting Policies

The Funds’ financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make certain estimates and assumptions at the date of the financial statements that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Management has evaluated the impact of all events or transactions occurring after period end through the date these financial statements were issued, and has determined that, except as set forth in Note K, there were no subsequent events requiring recognition or disclosure. The following summarizes the significant accounting policies:

Security Valuation. Securities listed or otherwise traded on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter (“OTC”), are valued at their most recent sale price as of the close of regular trading on the primary exchange or market (foreign or domestic) on which they are traded, or if there is no such reported sale on the valuation date, at the most recent quoted bid price. If such prices are not available, the security will be valued in accordance with fair value methods (the “Fair Value Procedures”) approved by the Board of Directors (the “Board”). In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the “official close” or the “official closing price” or other similar term) will be

Nomura Partners Funds	The World from Asia	:	67

Nomura Partners Funds, Inc.

September 30, 2013

considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the security’s primary exchange or market.

Debt securities are priced based upon valuations provided by independent, third party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from the Funds’ primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Fair Value Procedures until an independent source can be secured. Debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value.

Participatory notes are valued based on the current day’s price of the underlying securities if a quoted price is not available.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of U.S. Dollars is calculated by converting the Local Currency into U.S. Dollars at the prevailing currency exchange rate on the valuation date.

Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value (“NAV”), with the exception of exchange-traded open-end investment companies which are priced as equity securities as described above.

If market quotations, official closing prices, or information furnished by a pricing service are not readily available or do not accurately reflect fair value, or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, including, but not limited to, when (i) the security’s trading has been halted or suspended; (ii) the security has been de-listed from a national exchange; (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; (iv) the security has not been traded for an extended period of time; (v) the security’s primary pricing source is not able or willing to provide a price; (vi) trading of the security is subject to local government-imposed restrictions; and (vii) a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Funds calculate NAVs, that security will be valued by another method that the Board believes accurately reflects fair value in accordance with the Funds’ Fair Value Procedures.

These events may create arbitrage opportunities that may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of overseas markets but prior to the close of U.S. market. The Fair Value Procedures, therefore, include a procedure whereby foreign securities’ prices may be “fair valued” by an independent pricing service, in accordance with a valuation policy approved by the Board to take those factors into account. At September 30, 2013, foreign securities representing the following percentages of net assets of the Funds were valued using fair value prices based on those adjustments and are classified as using Level 2 inputs within the valuation inputs disclosure on each Fund’s Schedule of Investments:

Funds
The Japan Fund	96.7%
Asia Pacific ex Japan Fund	88.3%
Global Equity Income Fund	48.1%
Global Emerging Markets Fund	60.8%
High Yield Fund	N/A

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Nomura Partners Funds, Inc.

September 30, 2013

Pursuant to the Fair Value Procedures for the Funds, the Board has delegated day-to-day responsibility for fair value determinations to the Corporation’s Pricing and Fair Valuation Committee. Fair value determinations are subject to review, approval or ratification by the Board.

At September 30, 2013, the total value of securities held that were fair valued using methods determined in good faith by the Corporation’s Pricing and Fair Valuation Committee represented approximately 0.55%, 5.15%, 10.37% and 0.05% of the net assets for The Japan Fund, Asia Pacific ex Japan Fund, Global Emerging Markets Fund and High Yield Fund, respectively. These securities are classified as using Level 2 inputs within the valuation inputs disclosure on the Funds’ Schedule of Investments. At September 30, 2013, Global Equity Income Fund did not have any fair value determinations other than noted above.

There can be no assurance that a fair value used by the Funds on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities. A security’s valuation may differ depending on the method used for determining value. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that the Fair Value Procedures will prevent dilution of a Fund’s NAV by short-term traders.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. These inputs are summarized into the three broad levels listed below. Each Fund’s hierarchy can be found on the Fund’s Schedule of Investments.

Level 1 — quoted unadjusted prices for identical instruments in active markets to which a Fund has access at the date of measurement.

Level 2 — quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 — model-derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect a Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ policy is to disclose transfers between Levels based on valuations at the end of the reporting period. Each Fund may hold securities which are periodically fair valued in accordance with the Funds’ Fair Value Procedures. This may result in movements between Level 1 and Level 2 throughout the year. There were no additional transfers between Level 1, 2, or 3 as of September 30, 2013, based on the valuation input Levels on September 30, 2012 for the Funds, other than what was disclosed following each Fund’s Schedule of Investments.

Real Estate Investment Trust. Each Fund is permitted to invest in real estate investment trusts (“REIT“s). If a Fund invests in a REIT, such Fund will be subject to the risks associated with owning real estate and with the real estate industry generally. These risks include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in real estate markets, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, and the possibility of adverse changes in interest rates. To the extent a Fund invests in REITs, it will also be subject to the risk that a REIT will default on its obligations or go bankrupt. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

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Restricted Securities. Each Fund is permitted to invest in restricted securities. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to the Funds. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Participatory Notes. Each Fund may invest in participatory notes. Participatory notes, which may be issued in various structures and may be designated by different terms, including, but not limited to, P-Notes and warrants, are instruments that derive their value from an underlying or referenced financial instrument, such as an equity share. Generally, non-U.S.-based brokerages buy locally-based securities and then issue participatory notes to investors. Participatory notes are subject to both investment risk relating to the underlying or referenced financial instrument and credit risk based on the uncertainty of the counterparty’s (i.e., the non-U.S.-based broker’s) ability to meet its obligations.

Foreign Currency. The books and records of the Funds are maintained in U.S. Dollars. The valuation of investment securities and other assets and liabilities that are denominated in a foreign currency are translated into U.S. Dollars at the prevailing exchange rates each business day. Purchases and sales of investment securities, income and expenses are translated into U.S. Dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. Dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates are not separately disclosed but are included with net realized and unrealized gains and losses on investment securities.

Dividends and Distributions of Income and Gains to Shareholders. Distributions to shareholders of net investment income and capital gains, if any, are declared and paid annually on all Funds with the exception of Global Equity Income Fund and High Yield Fund. Global Equity Income Fund intends to declare and pay dividends of all or a portion of its net investment income on a quarterly basis to shareholders. High Yield Fund intends to declare and pay dividends of all or a portion of its net investment income on a monthly basis to shareholders. Both Global Equity Income Fund and High Yield Fund will distribute its realized capital gains, if any, annually. All Funds will record their distributions on the Funds’ ex-dividend date.

Distributions are determined in accordance with applicable Federal income tax regulations, which may differ from GAAP. These differences are due to differing treatments of income and gain on various securities held by the Funds, timing differences and differing characterizations of distributions made by other funds in which the Funds may invest.

Security Transactions, Investment Income and Realized Gain and Loss. For financial reporting purposes, investment transactions are accounted for on the trade date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Amortization of premium and Accretion of discount are calculated using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes, if any. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Gains or losses realized on sales of investment transactions and unrealized appreciation and depreciation are recorded on an identified cost basis.

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Federal Taxes. Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute substantially all of its taxable income to shareholders. Therefore, no provision for Federal income tax or excise tax is required.

Each Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010-2012), or expected to be taken in the Funds’ 2013 tax returns. The Funds identify their major tax jurisdictions as United States of America, the State of Maryland and foreign jurisdictions. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and Expense Allocation. Each Fund’s class-specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of each Fund.

Offering and Organizational Costs. Organizational costs for the Funds consist of incorporation fees and legal fees. These costs are expensed as incurred and are reflected on the Statements of Operations. Offering costs for the Funds consist of fees related to the mailing and printing of the initial prospectus, certain startup legal costs, and initial registration filings. Such costs are amortized over a twelve-month period beginning with the commencement of operations of the Funds. Amounts amortized in the current period are reflected on the Statements of Operations. Offering costs incurred and expensed for the year ended September 30, 2013 were as follows:

Fund	Costs Incurred	Costs Expensed
High Yield Fund	$147,848	$110,739

Redemption Fees. A shareholder who redeems Class A, Class C or Class I shares of all Funds or Class S shares of The Japan Fund within thirty days of purchase will incur a redemption fee of 2.00% of the current NAV of the shares, subject to certain exceptions. The fee will be assessed and retained by the Funds for the benefit of remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital and is reported on the Statements of Changes in Net Assets and Financial Highlights (on a per share basis). The Funds reserve the right to modify the term of or terminate this fee at any time.

C. Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investment securities, excluding short-term investments, for the year ended September 30, 2013, were as follows:

Fund	Purchases	Sales
The Japan Fund	$99,077,602	$108,185,052
Asia Pacific ex Japan Fund	10,433,144	11,582,146
Global Equity Income Fund	3,422,509	4,559,159
Global Emerging Markets Fund	12,799,396	5,946,430
High Yield Fund	109,562,476	57,246,308

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D. Investment Advisory Fees, Administrator and Other Service Providers

Investment Advisor and Operations Service Agent. Nomura Asset Management U.S.A. Inc. (“NAM USA”) is the investment advisor for the Funds pursuant to an Investment Advisory Agreement. NAM USA determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Funds. NAM USA directs the investments of the Funds, in accordance with the investment objectives, policies, and limitations of the Funds subject to the general supervision and control of the Board and officers of the Corporation.

For these and other services, each Fund pays NAM USA a monthly investment advisory fee at an annual rate of the Fund’s average daily net assets as follows:

The Japan Fund	0.60% on the first $200 million; 0.55% on the next $200 million; and 0.50% on the Fund’s average daily net assets in excess of $400 million.
Asia Pacific ex Japan Fund	1.10% on the first $1 billion; 1.00% on the next $1 billion; and 0.95% on the Fund’s average daily net assets in excess of $2 billion.
Global Equity Income Fund	0.90% on the first $500 million; 0.85% on the next $500 million; 0.80% on the next $500 million; 0.75% on the next $500 million; and 0.70% on the Fund’s average daily net assets in excess of $2 billion.
Global Emerging Markets Fund	1.20% on the first $1 billion; 1.10% on the next $1 billion; and 1.00% on the Fund’s average daily net assets in excess of $2 billion.
High Yield Fund	0.65% on the Fund’s average daily net assets.

NAM USA has agreed to waive and/or reimburse certain expenses. Please see Note E for further information.

NAM USA, with respect to each Fund, has entered into a sub-advisory agreement (each, a “Sub-Advisory Agreement”) with the sub-advisors set forth below, pursuant to which the sub-advisor provides certain investment advisory services to NAM USA with respect to a Fund:

Funds	Sub-Advisor(s)
The Japan Fund	Nomura Asset Management Co., Ltd.
Asia Pacific ex Japan Fund	Nomura Asset Management Singapore Limited (“NAM Singapore”)
Global Equity Income Fund	NAM Singapore, Nomura Asset Management U.K. Limited
Global Emerging Markets Fund	Martin Currie, Inc.
High Yield Fund	Nomura Corporate Research and Assets Management Inc.

Each sub-advisor receives compensation for its services out of NAM USA’s investment advisory fee.

NAM USA also serves as the operations services agent for the Corporation, pursuant to an Operations Services Agreement. Pursuant to this agreement, NAM USA provides management services to the Corporation, to oversee and administer its day-to-day operations. NAM USA receives no fees pursuant to this agreement, but may be reimbursed for reasonable out-of-pocket expenses incurred in carrying out its duties as operations services agent.

Administrator, Accountant, and Custodian. State Street Bank and Trust Company (“State Street”) provides administration services as administrator to the Funds (the “Administrator”), pursuant to an Administration

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Agreement. For its services, the Administrator receives fees from the Funds calculated daily and paid monthly at an annual rate of 0.10% of average daily net assets with reductions as average daily net assets increase to certain levels and are subject to certain minimum requirements.

The Administrator also receives fees for certain additional services and reimbursement for out-of-pocket expenses. The Administrator or its affiliates do not pay any Fund fees, expenses or costs.

State Street also serves as custodian (the “Custodian”) and fund accounting agent to the Funds pursuant to a Master Custodian and Accounting Services Agreement. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Funds. For these services, the Funds pay State Street asset-based and transactional fees that vary according to the size of positions and number of transactions plus out-of-pocket fees.

Distributor. Foreside Fund Services, LLC serves as the Funds’ distributor (the “Distributor”). Each Fund has adopted plans (the “Plans”) that allow the Funds to pay distribution fees for the sale of their shares under Rule 12b-1 of the 1940 Act, and shareholder servicing fees for certain services provided to their shareholders. Each Fund has adopted a Plan for each of its Class A and Class C shares, and The Japan Fund has adopted a Plan for its Class S shares. Each Fund pays the Distributor or any other entity providing support services to their customers an aggregate fee of 0.25% of the average daily net assets of a Fund’s Class A shares and 1.00% of the average daily net assets of a Fund’s Class C shares. With respect to Class C shares, the Distributor may use up to 0.75% of the fees for distribution and sales support services. The Distributor is reimbursed for fees paid to various institutions for distribution and shareholder services provided to the S Class of The Japan Fund in an amount up to 0.25% of the average daily net assets of the Class S shares of The Japan Fund.

For the year ended September 30, 2013, the Distributor did not retain any of the front-end sales charges assessed on the sale of Class A shares. For the year ended September 30, 2013, the Distributor did not retain any commissions from contingent deferred sales charges assessed on redemptions of Class C shares.

Other Service Providers. Boston Financial Data Services (“BFDS”) serves as the Funds’ transfer and dividend-paying agent (“Transfer Agent”) pursuant to a Transfer Agency and Services Agreement, and performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Pursuant to a Compliance Services Agreement (the “Compliance Agreement”), Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides an Anti-Money Laundering Compliance Officer, a Chief Compliance Officer and certain additional compliance support functions to the Funds.

Pursuant to the Compliance Agreement, Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides a Principal Executive Officer and a Principal Financial Officer to the Funds.

The Principal Executive Officer, an officer of the Funds, is a control affiliate and an officer of the Distributor. Fees paid to FCS and FMS pursuant to the Compliance Agreement are reflected on the Statements of Operations within the caption “Compliance Services Fees”. Neither the Distributor, FCS nor FMS, nor any of their officers or employees who serve as an officer of the Funds, has any role in determining the Funds’ investment policies or which securities are to be purchased or sold by the Funds.

Directors’ and Officers’ Fees and Expenses. During the year ended September 30, 2013, retainer and meeting fees were as follows:

Quarterly Retainer for each Director	$12,500
Additional Quarterly Retainer for the Chairman of the Board	12,500
Additional Quarterly Retainer for the Chairman of the Audit Committee and the Chairman of the Investment Oversight Committee (“IOC”)	1,500
Additional Quarterly Retainer for the Compensation Committee Chair	1,000

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Quarterly Regular Board Meeting Fee	$4,000
Special Non-Quarterly Board Meeting Fee	1,500
Audit Committee Meeting Fee	3,000
Executive Committee Meeting Fee	1,500
Investment Oversight Committee Meeting Fees	3,000

The Funds will also reimburse each of the Directors for out-of-pocket expenses incurred in connection with attending the Board meetings.

Certain officers of the Funds are also officers or employees of the above named service providers, and during their terms of office, receive no compensation from the Funds.

E. Fee Waivers and Expense Reimbursements

With respect to Class A, Class C and Class I shares of each Fund, and with respect to Class S shares of The Japan Fund, NAM USA has contractually agreed to waive its investment advisory fee and, if necessary, to reimburse other operating expenses of a Fund to the extent necessary to limit total annual operating expenses (excluding distribution and service (12b-1) fees, interest expense, dividend expenses resulting from short sales of securities and certain other expenses), on an annualized basis, to 1.60% for The Japan Fund; to 1.50% for Asia Pacific ex Japan Fund; 1.25% for Global Equity Income Fund; 1.60% for Global Emerging Markets Fund; and 0.85% for High Yield Fund, in each case as a percentage of average daily net assets allocated to each such class of shares of such Fund, until January 28, 2014 (January 28, 2015 for High Yield Fund) (“Expense Cap Agreements”).

During the year ended September 30, 2013, the Funds’ Administrator and Custodian have contractually agreed to waive a portion of their fees.

For the year ended September 30, 2013, fees waived and reimbursed were as follows:

Fund	NAM USA Waived and Reimbursed	Other Waived	Total Fees Waived and Reimbursed
The Japan Fund	$243,519	$938	$244,457
Asia Pacific ex Japan Fund	438,032	11,500	449,532
Global Equity Income Fund	370,807	11,500	382,307
Global Emerging Markets Fund	463,653	11,500	475,153
High Yield Fund	573,416	—	573,416

Under the terms of the Expense Cap Agreements if, within three years following a waiver or reimbursement, the operating expenses of a share class of a Fund that previously received a waiver or reimbursement from NAM USA are less than the expense limit for such share class, the applicable share class is required to repay NAM USA up to the amount of fees waived or expenses reimbursed under the agreement if NAM USA or an affiliate serves as a Fund’s investment advisor at such time. For the three years through September 30, 2013, NAM USA waived and/or reimbursed fees under the Expense Cap Agreements as follows:

	Expires September 30,			Total Amount Eligible for
Funds	2014	2015	2016	Recoupment
The Japan Fund	$—	$131,246	$243,519	$374,765
Asia Pacific ex Japan Fund	361,616	366,461	438,032	1,166,109

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	Expires September 30,			Total Amount Eligible for
Funds	2014	2015	2016	Recoupment
Global Equity Income Fund	$363,552	$375,256	$370,807	$1,109,615
Global Emerging Markets Fund	331,056	370,592	463,653	1,165,301
High Yield Fund	—	—	573,416	573,416

F. Federal Income Tax Information

During the years or period ended September 30, 2013 and September 30, 2012, the tax character of distributions made by the Funds were as follows:

	Year Ended September 30, 2013			Year Ended September 30, 2012
Funds	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
The Japan Fund	$1,724,510	$—	$1,724,510	$1,313,579	$—	$1,313,579
Asia Pacific ex Japan Fund	55,868	—	55,868	53,587	—	53,587
Global Equity Income Fund	234,988	41,476	276,464	242,343	312,419	554,762
Global Emerging Markets Fund	113,747	—	113,747	273,347	1,018,906	1,292,253
High Yield Fund	2,188,131	—	2,188,131	—	—	—

The components of distributable earnings for the Funds as of September 30, 2013 are listed below:

Funds	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)*	Capital Loss Carryover	Post October Capital Loss Deferral	Other	Total
The Japan Fund	$1,984,217	$—	$45,173,716	$(56,061,635)	$—	$—	$(8,903,702)
Asia Pacific ex Japan Fund	—	73,985	991,352	—	—	—	1,065,337
Global Equity Income Fund	99,988	395,157	1,624,325	—	—	—	2,119,470
Global Emerging Markets Fund	101,876	—	2,297,592	(920,660)	(748,324)	—	730,484
High Yield Fund	877,289	—	(119,221)	—	—	(124,094)	633,974

*	Includes unrealized appreciation (depreciation) on currency.

Shareholders are encouraged to consult with their tax advisors concerning the tax treatment of dividends and distributions from all the Funds.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with the Federal tax regulations, which may differ from GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their net asset values.

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As of September 30, 2013, the Funds recorded the following reclassifications primarily due to foreign exchange gains/losses, passive foreign investment company gains and treatment of offering costs, to increase (decrease) the accounts listed below:

Fund	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
The Japan Fund	$(31,019)	$31,019	$—
Asia Pacific ex Japan Fund	981	15,052	(16,033)
Global Equity Income Fund	11,057	(11,057)	—
Global Emerging Markets Fund	1,737	(1,737)	—
High Yield Fund	120,023	(9,284)	(110,739)

These reclassifications had no impact on net assets or NAV per share.

The following summarizes the capital loss carryforwards as of September 30, 2013 for the Funds. These capital loss carryforwards are available to offset future gains.

			Non-expiring Loss
Funds	2017	2018	Short-Term	Long-Term	Total
The Japan Fund	$1,158,053	$53,011,487	$1,892,095	$—	$56,061,635
Global Emerging Markets Fund	—	—	382,100	538,560	920,660

Cost of investments for Federal income tax purposes is substantially the same as for financial reporting purposes and net unrealized appreciation (depreciation) on investments at September 30, 2013 consisted of:

Funds	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)*	Tax Cost
The Japan Fund	$46,371,268	$(974,063)	$45,397,205	$138,932,744
Asia Pacific ex Japan Fund	1,275,022	(283,753)	991,269	6,830,338
Global Equity Income Fund	1,658,822	(34,101)	1,624,721	6,150,075
Global Emerging Markets Fund	2,858,063	(558,939)	2,299,124	15,119,762
High Yield Fund	760,962	(880,754)	(119,792)	54,600,713

*	Does not include unrealized appreciation/depreciation on currency.

G. Principal Risks of Investing in the Funds

Investment Risks. The Funds’ investments in foreign companies involve certain risks not typically associated with investments in securities of U.S. companies or the U.S. Government, including risks relating to (i) social, economic and political stability; (ii) price volatility, lesser liquidity and smaller market capitalization of securities markets in which securities of foreign companies trade; (iii) currency exchange fluctuations, currency blockage and higher levels of inflation; (iv) controls on foreign investment and limitations on repatriation of invested capital and on the Funds’ ability to exchange local currencies for U.S. Dollars; (v) governmental involvement in and control over the economy; (vi) risk of nationalization or expropriation of assets; (vii) the nature of the smaller, less seasoned and newly organized foreign companies; and (viii) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation.

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Concentration of Market Risk. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, investments in foreign countries are denominated in foreign currencies. As a result, changes in the value of the foreign currencies compared to the U.S. Dollar may affect (positively or negatively) the value of the Funds’ investments. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country.

Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

High Yield Bonds Risk. The High Yield Fund’s investment in high yield bonds (also known as junk bonds) will subject the High Yield Fund to greater levels of credit and liquidity risks than funds that invest in higher rated securities. While offering greater opportunity for higher yields and capital growth, high yield bonds usually are subject to greater price volatility and may be less liquid than higher rated securities. An economic downturn or period of rising interest rates may adversely affect the market for these securities (see “Inflation Risk” below) and reduce the High Yield Fund’s ability to sell these securities (see “Liquidity Risk” below). These securities are considered to be high-risk investments, are speculative with respect to the capacity to pay interest and repay principal (see “Credit/ Default Risk” below) and may be issued by companies that are highly leveraged, less creditworthy or financially distressed (see “Distressed Securities Risk” below). These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for the securities. The market price of these securities can change suddenly and unexpectedly. You should not invest in the High Yield Fund unless you are willing to assume the greater risk associated with high yield bonds.

Bank Loan Risk. These investments expose a Fund to the credit risk of both the financial institution and the underlying borrower. The market for loans may not be highly liquid and a Fund may have difficulty selling them. Typically a Fund will acquire loans through assignments. In assignments, a Fund has no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In assignments, the rights against the borrower that are acquired by a Fund may be more limited than those held by the assigning lender. The Fund’s bank loan investments will usually be senior loans. Senior Loans are loans that have a right to payment senior to most other debts of the borrower. Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions (the “Lenders”) represented in each case by one or more such Lenders acting as agent (the “Agent”) of the several Lenders. On behalf of the Lenders, the Agent is primarily responsible for negotiating the loan agreement (“Loan Agreement”) that establishes the relative terms and conditions of the Senior Loan and rights of the borrower and the Lenders.

Inflation (Interest Rate) Risk. Generally, high yield bonds will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the high yield bonds will decline in value because of increases in interest rates. Interest rate changes normally have a greater effect on the prices of longer-term high yield bonds than shorter-term high yield bonds. In addition, during periods of declining interest rates, the issuers of high yield bonds held by the High Yield Fund may prepay principal earlier than scheduled, forcing the High Yield Fund to reinvest in lower yielding debt securities. This is known as “Prepayment Risk” and may reduce the High Yield Fund’s income. Variable and floating rate securities are less sensitive to market interest rate changes, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities generally will not increase in value if interest rates decline. A decrease in market interest rates may adversely affect the income the High Yield Fund receives from such securities and the net asset value of the High Yield Fund’s shares.

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Liquidity Risk. Certain securities that are thinly traded or that otherwise might not be easily disposed in the course of regular trading may be deemed to be illiquid securities. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Also, the Funds may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. The Funds may invest up to 15% of their net assets in illiquid securities.

Credit/Default Risk. Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. If an issuer fails to pay interest or repay principal, the High Yield Fund’s income or share value may be reduced. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the High Yield Fund’s investment in that issuer.

Distressed Securities Risk. Investing in distressed securities is speculative and involves significant risks. Distressed securities may be the subject of bankruptcy proceedings or in default as to the repayment of principal and/or interest or rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P or Fitch). Distressed securities frequently do not produce income and may require the High Yield Fund to bear certain extraordinary expenses in order to protect and recover its investment.

Please refer to the prospectus for a complete description of risks associated with the Funds.

H. Capital Transactions

The following tables summarize share and dollar activity in the Funds by class as of the years or period ended September 30, 2013 and September 30, 2012:

	The Japan Fund
	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Shares Sold
Class A	942,254	10,927,662	243,040	2,280,384
Class C	928,404	10,468,557	20,835	197,180
Class I	724,339	8,155,682	1,351,139	12,804,990
Class S	69,222	735,814	84,237	809,413
Shares reinvested
Class A	1,499	14,604	2,517	22,956
Class C	49	467	24	220
Class I	5,737	55,479	49,763	452,844
Class S	142,662	1,395,231	74,759	686,289
Shares redeemed
Class A	(539,742)	(5,544,013)	(441,833)	(4,186,482)
Class C	(52,594)	(600,069)	(35,921)	(337,851)
Class I	(831,398)	(8,722,666)	(8,878,614)	(82,848,674)
Class S	(1,987,742)	(20,669,550)	(1,625,527)	(15,554,044)
Redemption fees
Class A	—	244	—	793
Class C	—	321	—	14
Class I	—	289	—	673
Class S	—	5,981	—	2,540

Net increase (decrease) from Capital Transactions	(597,310)	(3,775,967)	(9,155,581)	(85,668,755)

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	Asia Pacific ex Japan Fund
	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Shares Sold
Class A	89,546	1,364,051	161,128	2,222,005
Class C	26,691	401,994	79,039	1,077,007
Class I	155,339	2,400,892	167,505	2,389,356
Shares reinvested
Class A	1,005	15,219	368	4,866
Class C	—	—	—	—
Class I	922	14,576	3,075	40,802
Shares redeemed
Class A	(95,360)	(1,429,802)	(177,223)	(2,398,271)
Class C	(50,960)	(757,514)	(69,747)	(966,673)
Class I	(178,126)	(2,687,607)	(631,321)	(8,784,129)
Redemption fees
Class A	—	46	—	51
Class C	—	20	—	5
Class I	—	40	—	28

Net increase (decrease) from Capital Transactions	(50,943)	(678,085)	(467,176)	(6,414,953)

	Global Equity Income Fund
	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Shares Sold
Class A	28,318	377,031	26,700	319,673
Class C	45,754	619,126	7,855	96,587
Class I	38,297	513,857	8,052	98,890
Shares reinvested
Class A	362	4,758	316	3,721
Class C	189	2,513	261	3,088
Class I	15,072	196,033	44,565	523,024
Shares redeemed
Class A	(11,714)	(155,060)	(28,737)	(342,522)
Class C	(1,166)	(15,746)	(5,020)	(61,515)
Class I	(199,313)	(2,654,903)	—	—
Redemption fees
Class A	—	53	—	217
Class C	—	57	—	—
Class I	—	743	—	—

Net increase (decrease) from Capital Transactions	(84,201)	(1,111,538)	53,992	641,163

Nomura Partners Funds	The World from Asia	:	79

Nomura Partners Funds, Inc.

September 30, 2013

	Global Emerging Markets Fund
	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Shares Sold
Class A	294,310	4,023,478	115,859	1,512,748
Class C	72,364	982,601	38,411	509,780
Class I	557,083	7,640,323	428,961	5,783,610
Shares reinvested
Class A	1,065	14,966	4,014	47,483
Class C	78	1,073	901	10,456
Class I	3,914	56,012	93,161	1,109,551
Shares redeemed
Class A	(80,079)	(1,031,762)	(16,259)	(216,278)
Class C	(8,759)	(107,081)	(10,255)	(126,676)
Class I	(322,761)	(4,471,826)	(552,337)	(7,189,035)
Redemption fees
Class A	—	198	—	97
Class C	—	55	—	5
Class I	—	836	—	145

Net increase (decrease) from Capital Transactions	517,215	7,108,873	102,456	1,441,886

	High Yield Fund Period Ended September 30, 2013*
	Shares	Dollars ($)
Shares Sold
Class A	510,062	5,199,570
Class C	169,684	1,713,999
Class I	4,500,589	45,562,810
Shares reinvested
Class A	12,683	129,795
Class C	4,720	48,264
Class I	193,833	1,984,451
Shares redeemed
Class A	(7,435)	(76,569)
Class C	(1,698)	(17,471)
Class I	(7)	(76)
Redemption fees
Class A	—	—
Class C	—	—
Class I	—	6

Net increase (decrease) from Capital Transactions	5,382,431	54,544,779

(a)	Fund commenced operations on December 27, 2012.

80	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Nomura Partners Funds, Inc.

September 30, 2013

I. Committed Line of Credit

The Japan Fund has entered into a $5 million revolving credit facility (“Line of Credit”) with State Street. The Line of Credit may be utilized to meet shareholder redemptions or for other lawful purposes under the 1940 Act. The Japan Fund has agreed to pay an annual commitment fee of 0.15%. Borrowings under the Line of Credit are charged interest at the higher of the Federal Funds Rate plus 1.25% or the LIBOR rate plus 1.25%. During the year ended September 30, 2013, there were no borrowings under this Line of Credit.

J. Commitments and Contingencies

In the normal course of business, the Funds enter into contracts that provide general indemnifications by the Funds to the counterparties to the contract. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

K. Subsequent Event

Effective October 15, 2013, all of the Funds were closed to purchases and exchanges. Nomura has advised the Board that it is planning to exit the U.S.A. retail mutual fund business. Consequently, the Board has decided to close the Funds to purchases and exchanges while it considers the best course of action for each of the Funds. The Board will consider the best interests of the investors in each of the Funds and may decide to liquidate, merge, assign the advisory contract or to take another course of action for one or more of the Funds. Nomura has advised the Board that it will continue to manage the Funds during the transition and will take reasonable steps, in consultation with the Board, to ensure that investors are not adversely affected during the transition.

The High Yield Fund declared the following dividends from net investment income subsequent to September 30, 2013:

Class	Declaration Date	Amount per Share	Record Date	Payable Date
Class A	10/31/13 11/26/13	0.05624 0.05448	10/30/13 11/25/13	11/01/13 11/27/13
Class C	10/31/13 11/26/13	0.05086 0.04878	10/30/13 11/25/13	11/01/13 11/27/13
Class I	10/31/13 11/26/13	0.05899 0.05652	10/30/13 11/25/13	11/01/13 11/27/13

Nomura Partners Funds	The World from Asia	:	81

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Nomura Partners Funds, Inc.

and the Shareholders of The Japan Fund, Asia Pacific ex Japan Fund,

Global Equity Income Fund, Global Emerging Markets Fund and High Yield Fund

We have audited the accompanying statements of assets and liabilities of The Japan Fund, Asia Pacific ex Japan Fund, Global Equity Income Fund, Global Emerging Markets Fund and High Yield Fund, each a series of shares of Nomura Partners Funds, Inc. (the “Company”), including the schedules of investments, as of September 30, 2013, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or period in the two-year period then ended and the financial highlights for each of the years or periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Japan Fund, Asia Pacific ex Japan Fund, Global Equity Income Fund, Global Emerging Markets Fund and High Yield Fund as of September 30, 2013, the results of their operations for the year or period then ended, and the changes in their net assets for each of the years or period in the two-year period then ended and their financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

November 26, 2013

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Other Information (Unaudited)

Federal Tax Information

The below Funds have made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Funds to their shareholders. For the year ended September 30, 2013, the total amount of foreign taxes paid that will be passed through to shareholders and foreign source income for information reporting purposes can be found below.

Funds	Foreign Tax Credit	Foreign Source Income	Shares Outstanding	Per Share Foreign Taxes Paid	Per Share Income from Foreign Source
The Japan Fund	$224,349	$3,168,959	15,581,237	$0.01	$0.20
Asia Pacific ex Japan Fund	—	187,784	545,507	—	0.34
Global Equity Income Fund	9,787	160,816	565,097	0.02	0.28
Global Emerging Markets Fund	36,606	336,477	1,315,481	0.03	0.26

The Funds paid distributions from ordinary income during the year that qualify for the corporate dividend received deduction. The percentage that qualifies is listed below:

Funds	DRD %
Asia Pacific ex Japan Fund	0.04
Global Equity Income Fund	46.12
Global Emerging Markets Fund	11.64
High Yield Fund	0.37

For the fiscal year ended September 30, 2013 certain dividends paid by the Funds may be designated as qualified income subject to a maximum rate of 15% as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds qualified dividend income can be found below.

Funds	Qualified Dividend Income
The Japan Fund	$3,045,638
Asia Pacific ex Japan Fund	89,194
Global Equity Income Fund	259,955
Global Emerging Markets Fund	159,750
High Yield Fund	11,422

Proxy Voting Information

The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Funds to NAM USA, who in turn has delegated the responsibility to the sub-advisors. Each sub-advisor will vote such proxies in accordance with its policies and procedures. Descriptions of the guidelines that the Funds’ sub-advisors use to vote proxies relating to portfolio securities, as well as information on Form N-PX regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, are available, without charge and upon request: (i) by visiting our website at www.nomurapartnersfunds.com; (ii) by calling toll free (800) 535-2726; and (iii) on the SEC’s website at http://www.sec.gov.

Nomura Partners Funds	The World from Asia	:	83

Other Information (Unaudited) (concluded)

Quarterly Portfolio of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available by visiting our website at www.nomurapartnersfunds.com or on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330 or 1-202-551-8090.

Delivery of Shareholder Documents

The Corporation delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 535-2726, or write to Nomura Partners Funds, Inc., P.O. Box 55760, Boston, MA 02205-8005.

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Shareholder Expense Example (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, as applicable; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, as applicable, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from April 1, 2013 through September 30, 2013.

Actual expenses — Each “Actual Fund Return” row in the following table provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes — Each “Hypothetical Return” row in the following table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees, as applicable. Therefore, each “Hypothetical Return” row in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Japan Fund	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Expenses Paid During Period*	Annualized Expense Ratios*
Class A
Actual Fund Return	$1,000.00	$1,113.14	$9.80	1.85%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.79	9.35	1.85%
Class C
Actual Fund Return	$1,000.00	$1,108.94	$13.75	2.60%
Hypothetical Return (5% return before expenses)	1,000.00	1,012.03	13.11	2.60%
Class I
Actual Fund Return	$1,000.00	$1,113.87	$8.48	1.60%
Hypothetical Return (5% return before expenses)	1,000.00	1,017.05	8.09	1.60%
Class S
Actual Fund Return	$1,000.00	$1,114.44	$8.59	1.62%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.95	8.19	1.62%

*	Expenses are equal to a Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Nomura Partners Funds	The World from Asia	:	85

Shareholder Expense Example (Unaudited) (continued)

Asia Pacific ex Japan Fund	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Expenses Paid During Period*	Annualized Expense Ratios*
Class A
Actual Fund Return	$1,000.00	$930.73	$8.47	1.75%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.30	8.85	1.75%
Class C
Actual Fund Return	$1,000.00	$926.89	$12.08	2.50%
Hypothetical Return (5% return before expenses)	1,000.00	1,012.53	12.61	2.50%
Class I
Actual Fund Return	$1,000.00	$931.76	$7.26	1.50%
Hypothetical Return (5% return before expenses)	1,000.00	1,017.55	7.59	1.50%

Global Equity Income Fund
Class A
Actual Fund Return	$1,000.00	$1,045.88	$7.69	1.50%
Hypothetical Return (5% return before expenses)	1,000.00	1,017.55	7.59	1.50%
Class C
Actual Fund Return	$1,000.00	$1,041.67	$11.52	2.25%
Hypothetical Return (5% return before expenses)	1,000.00	1,013.79	11.36	2.25%
Class I
Actual Fund Return	$1,000.00	$1,047.90	$6.42	1.25%
Hypothetical Return (5% return before expenses)	1,000.00	1,018.80	6.33	1.25%

Global Emerging Markets Fund
Class A
Actual Fund Return	$1,000.00	$965.57	$9.12	1.85%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.79	9.35	1.85%
Class C
Actual Fund Return	$1,000.00	$961.77	$12.79	2.60%
Hypothetical Return (5% return before expenses)	1,000.00	1,012.03	13.11	2.60%
Class I
Actual Fund Return	$1,000.00	$966.59	$7.89	1.60%
Hypothetical Return (5% return before expenses)	1,000.00	1,017.05	8.09	1.60%

*	Expenses are equal to a Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

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Shareholder Expense Example (Unaudited) (concluded)

High Yield Fund	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Expenses Paid During Period*	Annualized Expense Ratios*
Class A
Actual Fund Return	$1,000.00	$1,029.38	$5.60	1.10%
Hypothetical Return (5% return before expenses)	1,000.00	1,019.55	5.57	1.10%
Class C
Actual Fund Return	$1,000.00	$1,025.59	$9.39	1.85%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.79	9.35	1.85%
Class I
Actual Fund Return	$1,000.00	$1,029.58	$4.32	0.85%
Hypothetical Return (5% return before expenses)	1,000.00	1,020.81	4.31	0.85%

*	Expenses are equal to a Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Nomura Partners Funds	The World from Asia	:	87

Directors and Officers (Unaudited)

The following table presents information about each Director of the Corporation. Unless otherwise noted, the address of each Director is c/o State Street Bank and Trust Company, 4 Copley Place, 5th Floor, CPH-0326, Boston, MA 02116. The term of office for each Director is until the next meeting of stockholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the Corporation. Because the Corporation does not hold an annual meeting of stockholders, each Director will hold office for an indeterminate period until retirement. The following chart lists Directors as of September 30, 2013.

Non-Interested Directors:
Name, Age and Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen

J. Douglas Azar (67)
Director and Chairman of the Board	Director 2005 to present; Vice Chairman 2008 to January 2010 and Chairman of the Board January 2010 to present	Retired, October 2000 to present; CEO of US Retail Financial Services Operations, ING (Amsterdam, Holland), April 2000 to October 2000; prior to his tenure at ING, Mr. Azar was employed in various capacities at American International Group from 1993 through 2000, the last of which was Regional Vice President of AIG Life Insurance Operations (Tokyo, Japan), from 1996 to April 2000; Executive VP of US and Canadian Insurance Operations, North American Life Assurance Co. (Toronto, Canada), 1991 to 1993; from 1970 through 1991, Mr. Azar was employed by Aetna Life and Casualty Company serving in numerous positions, the last one of which was Vice President of Life Insurance Marketing (Hartford, CT).	5

Lynn S. Birdsong (68)
Director and Chairman of the Investment Oversight Committee	2003 to present	Private Investor; Director, The Hartford Funds, May 2003 to present; Trustee, The Natural History Museum of the Adirondacks, December 2006 to present; Director, Berkshire Farm for Youth (social services), June 2003 to present; Trustee, The First Church of Christ, Scientist, Boston Pension Trust and Gift and Endowment Trust, June 2006 to present; Partner, George Birdsong Co. (advertising), January 1981 to present; Director, The Daycroft School Foundation, 2005 to October 2007; Managing Director, Zurich Scudder Investments (asset management), January 1979 to April 2002.	5

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Directors and Officers (Unaudited) (continued)

Non-Interested Directors: (continued)
Name, Age and Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen

Gregory A. Boyko (62)
Director	2011 to present	Senior Advisor, Evolution Benefits (medical savings accounts) 2009-2011; Senior Vice President and Head of Business Solutions Group, Hartford Financial Services, 2008-2009; Chairman, President and CEO, Hartford Life Insurance KK — Tokyo, Japan, 2006-2007; Chairman and CEO, Hartford Life International, LTD (insurance), 1998-2006.	5

James A. Firestone (58)
Director and Chairman of the Audit Committee	2005 to present	President, Corporate Operations and Executive Vice President, Xerox Corporation (printing and imaging), August 2008 to present; President, Xerox North America and Senior Vice President, Xerox Corporation, October 2004 to August 2008; President Corporate Operations and Senior Vice President, Xerox Corporation, 2002 to 2004; Director, Fuji Xerox Corp, Ltd., October 2002 to 2004 and January 2009 to present.	5

Nomura Partners Funds	The World from Asia	:	89

Directors and Officers (Unaudited) (concluded)

The following table presents information about each Officer of the Corporation. Unless otherwise noted, (i) each Officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Officer is c/o State Street Bank and Trust Company, 4 Copley Place, 5th Floor, CPH-0326, Boston, MA 02116. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other Officers hold offices in accordance with the By-Laws of the Corporation. The following chart lists Officers as of September 30, 2013.

Officers:
Name, Age and Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years

Richard J. Berthy (55)
Principal Executive Officer and President*+	April 2010 to present, September 2009 to April 2010 Principal Financial Officer and Treasurer	President and Managing Partner, Foreside Financial Group, LLC May 2008 to present; Chief Administrative Officer, Foreside Financial Group, LLC, January 2005 to May 2008; President and Secretary, Bainbridge Capital Management, June 2003 to June 2006.

Richard F. Cook, Jr. (62)
Chief Compliance Officer Anti-Money Laundering Compliance Officer*+	April 2007 to present August 2013 to present	Director of Foreside Compliance Services LLC, January 2006 to present.

Marjorie Caldwell (43)
Assistant Treasurer#	November 2012 to present	Assistant Vice President State Street Bank and Trust Company.

William C. Cox (47)
Principal Financial Officer and Treasurer*+	May 2013 to present	Fund Principal Financial Officer, Foreside Financial Group, LLC, 2013 to present; Vice President, State Street Corporation, 1997 to 2012.

Jesse Hallee (37)
Secretary#**	May 2013 to present	Vice President and Senior Counsel, State Street Bank and Trust Company, March 2013 to present; Vice President and Counsel, Brown Brothers Harriman & Co., March 2007 to February 2013.

Bernard Brick (39)
Assistant Secretary#	August 2013 to present	Assistant Vice President and Paralegal Manager, State Street Bank and Trust Company, 2012-present; Student, Northeastern University School of Law, 2008-2011.

*

The Corporation’s President, Treasurer, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer each also serves as an officer to other unaffiliated mutual funds or closed-end funds for which Foreside Fund Services, LLC, or its affiliates act as distributor or provider of other services.

+	The address for Richard J. Berthy, Richard F. Cook and William C. Cox is Foreside Financial Group, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101.

#	The address for Marjorie Caldwell, Jesse Hallee and Bernard Brick is State Street Bank and Trust Company, 4 Copley Place, 5th Floor, CPH-0376, Boston, MA 02116.

**

The Corporation’s Secretary also serves as an officer to other unaffiliated mutual funds or closed-end funds for which State Street Bank and Trust Company or its affiliates act as a provider of services.

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This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

Asian Funds

The Japan Fund

Asia Pacific ex Japan Fund

Global/International Funds

Global Equity Income Fund

Global Emerging Markets Fund

Fixed Income Funds

High Yield Fund

NOMURA

Nomura Partners Funds:

Asian and global funds from leading Asian and global managers

Nomura Partners Funds offers a unique selection of mutual funds investing in Asian and global markets. Managed by Nomura Asset Management and premier managers in Europe and the United States, we provide a global perspective on today’s global markets. Our flagship fund, The Japan Fund, has been investing in Japanese equities since 1962 and is the oldest Japanese equity mutual fund in the United States. Nomura Asset Management is one of Asia’s leading investors with approximately $286.5 billion in assets under management as of September 30, 2013.

Nomura Partners Funds, Inc. c/o State Street Bank and Trust Company 4 Copley Place, 5th Floor CPH-0326 Boston, MA 02116	Distributor: Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101 www.foreside.com

Investment Advisor: Nomura Asset Management U.S.A. Inc. Two World Financial Center Building B, 18th Floor New York, NY 10281	Chairman and Board of Directors: Nomura Partners Funds, Inc. 4 Copley Place, 5th Floor CPH-0326 Boston, MA 02116

To Obtain More Information: Call 1-800-535-2726 or visit us online at www.nomurapartnersfunds.com This material must be preceded or accompanied by a current prospectus.

Printed on recycled paper.

Nomura Asset Management U.S.A. Inc.

2 World Financial Center, Building B, 18th Floor New York, New York 10281-1712

www.nomurapartnersfunds.com

NOM-AR-001-0913

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function. A copy of the code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)	The audit committee financial expert is Gregory A. Boyko and he is independent as defined in Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate Audit Fees of the registrant’s principal accountant for professional services rendered for the audits of the registrant’s annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended September 30, 2013 and September 30, 2012, respectively, were $83,000 and $118,500.

(b)	Audit-Related Fees. The aggregate Audit-Related Fees of the registrant’s principal accountant for assurance and related services that are reasonably related to the performance of the audit or review of the registrant’s financial statements and are not reported as Audit Fees, which included the review of financial information contained within registration statement filings conducted on behalf of the registrant, as cited within paragraph (e)(2) of this Item, for the fiscal years ended September 30, 2013 and September 30, 2012, respectively, were and $0 and $0.

(c)	Tax Fees. The aggregate Tax Fees of the registrant’s principal accountant for professional services rendered for tax compliance, tax advice and tax planning services, which included the review of Federal and state income tax returns and the review of federal excise tax returns, for the fiscal years ended September 30, 2013 and September 30, 2012, respectively, were $20,000 and $20,000.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit.

(d)	All Other Fees. The aggregate Other Fees of the registrant’s principal accountant for all other non-audit services rendered to the registrant, which included an annual review of the registrant’s anti-money laundering program, for the fiscal years ended September 30, 2013 and September 30, 2012, respectively, were $9,000 and $9,000.

(e)(1)	The audit committee of the registrant’s board of directors, pursuant to its audit committee charter (the “Charter”) and in accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, selected the principal accountant and approved, except as stated in paragraph (e)(2) below, all of the audit and non-audit services that were provided and the fees that were paid in each of 2013 and 2012 before the principal accountant was engaged to provide such services. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also, if applicable, pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser or its adviser affiliates that provide ongoing services to the registrant, if the engagement relates to the operations and financial reporting of the registrant. To date, the audit committee has not adopted any pre-approval policies and procedures (as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X) regarding the provision of audit or non-audit services to the registrant. The audit committee itself must approve all such services in advance in accordance with its Charter.

(e)(2)	All services described in each of paragraphs (b) through (d) of this Item were pre-approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X before the engagement of the principal accountant.

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the full-time, permanent employees of the principal auditor was 0%.

(g)	The aggregate non-audit fees billed to the registrant’s investment adviser or its adviser affiliates for professional services rendered to the registrant’s investment adviser or its adviser affiliates that provide ongoing services to the registrant for each of the last fiscal year of the registrant were as follows:

FY 2013: $0

FY 2012: $0

(h)	The registrant’s audit committee has considered the provision of non-audit services that were rendered by the principal accountant to the registrant’s investment adviser and the adviser’s affiliates, including, if applicable, any that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, to be compatible with maintaining the independence of the accountant, taking into account representations from the principal auditor, in accordance with Independence Standards Board requirements and the meaning of the securities laws administered by the SEC, regarding its independence from the registrant, its investment adviser and the adviser’s affiliates.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The registrant’s full schedule of investments is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment Management Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

During the reporting period, there have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))), are effective as of a date within 90 days of the filing date of this report, based on the evaluation of the registrant’s disclosure controls and procedures, as required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (the “Exchange Act”) (17 CFR 240.13a-15(b) or

240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics is filed herewith.

(a)(2) Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are filed herewith as Exhibit 99CERT.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act and Section 1350 of Chapter 63 of Title 18 of the United States Code are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): NOMURA PARTNERS FUNDS, INC.

By (Signature and Title):	/s/ RICHARD J. BERTHY Richard J. Berthy President and Principal Executive Officer

Date: December 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ RICHARD J. BERTHY Richard J. Berthy President and Principal Executive Officer

Date: December 5, 2013

By (Signature and Title):	/s/ WILLIAM C. COX William C. Cox Treasurer and Principal Financial Officer

Date: December 5, 2013